EXHIBIT 4.1

                                                                  EXECUTION COPY



                         POOLING AND SERVICING AGREEMENT
                          Dated as of November 30, 2001




                                 CITIBANK, N.A.
                                   as Trustee,


                              RAFC TRANSFEROR TRUST
                                 as Transferor,


                      RESIDENTIAL ASSET FUNDING CORPORATION
                                  as Depositor,


                           HOMEQ SERVICING CORPORATION
                                  as Servicer,


                                       and


                            FIRST UNION NATIONAL BANK
                   as Custodian and Certificate Administrator


        RAFC Trust 2001-1, RAFC Asset-Backed Certificates, Series 2001-1



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                                TABLE OF CONTENTS



Section                                                                                                         Page

ARTICLE I DEFINITIONS.............................................................................................1

ARTICLE II SALE AND CONVEYANCE OF THE TRUST FUND.................................................................26
   Section 2.01       Sale and Conveyance of Trust Fund;.........................................................26
   Section 2.02       Possession of Mortgage Files...............................................................26
   Section 2.03       Books and Records..........................................................................26
   Section 2.04       Delivery of Mortgage Loan Documents........................................................26
   Section 2.05       Acceptance of the Trust Fund; Certain Substitutions;
                      Certification by the Custodian.............................................................28
   Section 2.06       [Reserved].................................................................................30
   Section 2.07       Authentication of Certificates.............................................................30
   Section 2.08       Fees and Expenses of the Trustee, Certificate Administrator
                      and the Custodian..........................................................................30
   Section 2.09       Assignment Event...........................................................................31

ARTICLE III REPRESENTATIONS AND WARRANTIES.......................................................................31
   Section 3.01       Representations of the Servicer, the Transferor and the Depositor..........................31
   Section 3.02       Purchase and Substitution..................................................................37

ARTICLE IV THE CERTIFICATES......................................................................................38
   Section 4.01       The Certificates...........................................................................38
   Section 4.02       Registration of Transfer and Exchange of Certificates......................................39
   Section 4.03       Mutilated, Destroyed, Lost or Stolen Certificates..........................................43
   Section 4.04       Persons Deemed Owners......................................................................43

ARTICLE V ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.........................................................43
   Section 5.01       Duties of the Servicer.....................................................................43
   Section 5.02       Liquidation of Mortgage Loans..............................................................47
   Section 5.03       Establishment of Principal and Interest Account; Deposits in Principal
                      and Interest Account.......................................................................48
   Section 5.04       Permitted Withdrawals From the Principal and Interest Account..............................49
   Section 5.05       Payment of Taxes, Insurance and Other Charges..............................................50
   Section 5.06       Transfer of Principal and Interest Account.................................................51
   Section 5.07       Maintenance of Hazard Insurance............................................................51
   Section 5.08       Maintenance of Mortgage Impairment Insurance Policy........................................52
   Section 5.09       Fidelity Bond..............................................................................52
   Section 5.10       Title, Management and Disposition of REO Property..........................................53
   Section 5.11       Certain Tax Information....................................................................54
   Section 5.12       Collection of Certain Mortgage Loan Payments...............................................54
   Section 5.13       Access to Certain Documentation and Information Regarding the Mortgage
                      Loans......................................................................................54


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                                       i

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
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

   Section 5.14       Superior Liens.............................................................................54

ARTICLE VI PAYMENTS TO THE CERTIFICATEHOLDERS....................................................................55
   Section 6.01       Certificate Account........................................................................55
   Section 6.02       Expense Account............................................................................56
   Section 6.03       Investment of Accounts.....................................................................57
   Section 6.04       Flow of Funds..............................................................................58
   Section 6.05       Allocation of Realized Losses..............................................................61
   Section 6.06       Statements.................................................................................62
   Section 6.07       Advances by the Servicer...................................................................66
   Section 6.08       Compensating Interest......................................................................66
   Section 6.09       Reports of Foreclosure and Abandonment of Mortgaged Property...............................67
   Section 6.10       Supplemental Interest Account..............................................................67
   Section 6.11       Establishment of Servicing Account; Collection of Taxes, Assessments and
                      Similar Items..............................................................................68

ARTICLE VII GENERAL SERVICING PROCEDURE..........................................................................68
   Section 7.01       Assumption Agreements......................................................................68
   Section 7.02       Satisfaction of Mortgages and Release of Mortgage Files....................................69
   Section 7.03       Servicing Compensation.....................................................................71
   Section 7.04       Annual Statement as to Compliance..........................................................71
   Section 7.05       Annual Independent Public Accountants' Servicing Report....................................71
   Section 7.06       Trustee's and Certificate Administrator's Right to Examine Servicer
                      Records and Audit Operations...............................................................72
   Section 7.07       Reports to the Trustee; Principal and Interest Account Statements..........................72
   Section 7.08       Administration of Cap Agreement............................................................72

ARTICLE VIII [RESERVED]..........................................................................................73

ARTICLE IX THE SERVICER..........................................................................................73
   Section 9.01       Indemnification; Third Party Claims........................................................73
   Section 9.02       Merger or Consolidation of the Servicer....................................................73
   Section 9.03       Limitation on Liability of the Servicer and Others.........................................74
   Section 9.04       Servicer Not to Resign.....................................................................74
   Section 9.05       Appointment of Certificate Administrator...................................................74
   Section 9.06       Appointment of Special Servicer............................................................74

ARTICLE X DEFAULT................................................................................................75
   Section 10.01      Events of Default..........................................................................75
   Section 10.02      Certificate Administrator to Act; Appointment of Successor.................................76
   Section 10.03      Waiver of Defaults.........................................................................78
   Section 10.04      Control by Majority Certificateholders.....................................................78

ARTICLE XI TERMINATION...........................................................................................79
   Section 11.01      Termination................................................................................79

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


   Section 11.02      Termination Upon Loss of REMIC Status......................................................80
   Section 11.03      Additional Termination Requirements........................................................81
   Section 11.04      Accounting Upon Termination of Servicer....................................................82

ARTICLE XII THE TRUSTEE..........................................................................................82
   Section 12.01      Duties of the Trustee......................................................................82
   Section 12.02      Certain Matters Affecting the Trustee......................................................83
   Section 12.03      Trustee Not Liable for Certificates or Mortgage Loans......................................85
   Section 12.04      Trustee May Own Certificates...............................................................85
   Section 12.05      Seller to Pay Trustee's, Certificate Administrator's and Custodian's Fees
                      and Expenses...............................................................................85
   Section 12.06      Eligibility Requirements for Trustee.......................................................86
   Section 12.07      Resignation and Removal of the Trustee.....................................................86
   Section 12.08      Successor Trustee..........................................................................87
   Section 12.09      Merger or Consolidation of the Trustee.....................................................87
   Section 12.10      Appointment of Co-Trustee or Separate Trustee..............................................88
   Section 12.11      Authenticating Agent.......................................................................89
   Section 12.12      Tax Returns and Reports....................................................................89
   Section 12.13      Appointment of Custodian...................................................................90
   Section 12.14      Protection of Trust Fund...................................................................91
   Section 12.15      Calculation of LIBOR.......................................................................92

ARTICLE XIII MISCELLANEOUS PROVISIONS............................................................................93
   Section 13.01      Acts of Certificateholders.................................................................93
   Section 13.02      Amendment..................................................................................93
   Section 13.03      Recordation of Agreement...................................................................94
   Section 13.04      Duration of Agreement......................................................................94
   Section 13.05      Governing Law..............................................................................94
   Section 13.06      Notices....................................................................................94
   Section 13.07      Severability of Provisions.................................................................95
   Section 13.08      No Partnership.............................................................................95
   Section 13.09      Counterparts...............................................................................95
   Section 13.10      Successors and Assigns.....................................................................95
   Section 13.11      Headings...................................................................................95
   Section 13.12      Paying Agent...............................................................................95
   Section 13.13      Notification to Rating Agencies............................................................96
   Section 13.14      Third Party Rights.........................................................................96


EXHIBIT A                  Contents of Mortgage File
EXHIBIT B                  Forms of Certificates
EXHIBIT C                  Resale Certification
EXHIBIT D-1                Form of Custodian Initial Certification
EXHIBIT D-2                Form of Custodian Interim Certification
EXHIBIT D-3                Form of Custodian Final Certification
EXHIBIT E                  Mortgage Loan Schedule
EXHIBIT F                  Request for Release of Documents

EXHIBIT G                  Transfer Affidavit
EXHIBIT H                  Form of Liquidation Report
EXHIBIT I                  Form of Delinquency Report
EXHIBIT J                  Servicer's Monthly Computer Tape Format
EXHIBIT K                  Form of SI Trust Certificate

         Pooling and Servicing Agreement dated as of November 30, 2001 among Citibank, N.A., as Trustee (the "Trustee"), First Union National Bank, as Custodian and Certificate Administrator (the "Custodian" and the "Certificate Administrator"), RAFC Transferor Trust, as Transferor (the "Transferor"), Residential Asset Funding Corporation, as Depositor (the "Depositor") and HomEq Servicing Corporation, as Servicer (the "Servicer").

                              PRELIMINARY STATEMENT

         The Trustee shall elect that two segregated asset pools within the Trust Fund be treated for federal income tax purposes as comprising two REMICs (each a "REMIC" or, in the alternative, the Lower Tier REMIC and the Upper Tier REMIC, respectively). Each Certificate, other than the Class R Certificates, represents ownership of a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions. The Class R Certificate represents ownership of the sole class of residual interest in each of the Lower Tier REMIC and the Upper Tier REMIC for purposes of the REMIC Provisions. The Startup Day for each REMIC described herein is the Closing Date. The latest possible maturity date for each Certificate is the Final Scheduled Distribution Date. The Upper Tier REMIC shall hold as assets the several classes of uncertificated Lower Tier Regular Interests, set out below. Each such Lower Tier Regular Interest is hereby designated as a regular interest in the Lower Tier REMIC. Class LT-A1, Class LT-A2, Class LT-A3, Class LT-M1, Class LT-M2, Class LT-B1 and Class LT-B2 are hereby designated the LT Accretion Directed Classes.

                                                                                                   CORRESPONDING
        LOWER TIER              LOWER TIER                   INITIAL LOWER TIER                      UPPER TIER
    CLASS DESIGNATION         INTEREST RATE                   PRINCIPAL AMOUNT                      REMIC CLASS
    -----------------         -------------                  ------------------                    -------------
Class LT-A1                        (1)          1/2 initial Corresponding Upper Tier REMIC              A-1
                                                initial principal balance
Class LT-A2                        (1)          1/2 initial Corresponding Upper Tier REMIC              A-2
                                                initial principal balance
Class LT-A3                        (1)          1/2 initial Corresponding Upper Tier REMIC              A-3
                                                initial principal balance
Class LT-M1                        (1)          1/2 initial Corresponding Upper Tier REMIC              M-1
                                                initial principal balance
Class LT-M2                        (1)          1/2 initial Corresponding Upper Tier REMIC              M-2
                                                initial principal balance
Class LT-B1                        (1)          1/2 initial Corresponding Upper Tier REMIC              B-1
                                                initial principal balance
 Class LT-B2                       (1)          1/2 initial Corresponding Upper Tier REMIC              B-2
                                                initial principal balance
Class LT-Accrual                   (1)          1/2 Pool Balance plus1/2Subordinated Amount
Class LT-R                         (2)          (2)



         (1) The interest rate with respect to any Distribution Date for these interests is a per annum variable rate equal to the WAC Cap.

         (2) The Class LT-R Interest is the sole class of residual interest in the Lower Tier REMIC and it does not have a principal amount or an interest rate.

         The Lower Tier REMIC shall hold as assets all of the assets included in the Trust Fund, the Supplemental Interest Account, and the Lower Tier Regular Interests.

         On each Distribution Date, 50% of the increase in the Subordinated Amount will be payable as a reduction of the principal balances of the LT Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Subordinated Amount that is attributable to a reduction in the principal balance of its Corresponding Class) and will be accrued and added to the principal balance of the LT Accrual Class. On each Distribution Date, the increase in the principal balance of the LT Accrual Class may not exceed interest accruals for such Distribution Date for the LT Accrual Class. In the event that: (i) 50% of the increase in the Subordinated Amount exceeds (ii) interest accruals on the LT Accrual Class for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Subordinated Amount for purposes of determining the amount of interest accrual on the LT Accrual Class payable as principal on the LT Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of scheduled principal and prepayments of principal generated by the Mortgage Loans shall be allocated 50% to the LT Accrual Class, and 50% to the LT Accretion Directed Classes (principal payments shall be allocated among such LT Accretion Directed Classes in an amount equal to 50% of the principal amounts allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class X Certificates that result in the reduction in the Subordinated Amount shall be allocated to the LT Accrual Class (until paid in full). Realized losses shall be applied so that after all distributions have been made on each Distribution Date (i) the principal balances of each of the LT Accretion Directed Class is equal to 50% of the principal balance of their Corresponding Class, and (ii) the LT Accrual Class is equal to 50% of the aggregate principal balance of the Mortgage Pool plus 50% of the Subordinated Amount.

         The Upper Tier REMIC shall issue the following classes of interests and each Upper Tier Interest, other than the Class UT-R Interest, is hereby designated as a regular interest in the Upper Tier REMIC.



          UPPER TIER                UPPER TIER INTEREST          INITIAL UPPER TIER      CORRESPONDING
      CLASS DESIGNATION                    RATE                   PRINCIPAL AMOUNT        CERTIFICATE
      -----------------             -------------------          ------------------      -------------
Class A-1                                   (1)                  $     53,351,000        Class A-1
Class A-2                                   (2)                  $     85,000,000        Class A-2(10)
Class A-3                                   (3)                  $    564,106,000        Class A-3
Class M-1                                   (4)                  $     55,574,000        Class M-1
Class M-2                                   (5)                  $     44,459,000        Class M-2
Class B-1                                   (6)                  $     35,567,000        Class B-1
Class B-2                                   (7)                  $     42,236,000        Class B-2
Class X                                     (8)                               (8)        Class X(8)
Class UT-R                                  (9)                                          Class R

         (1) The Class A-1 Interests will bear interest during each Interest Accrual Period at 1.96563% per annum.

         (2) The Class A-2 Interests will bear interest during each Interest Accrual Period thereafter at a per annum rate equal to the least of (i) LIBOR plus the Margin, (ii) the Pool Cap and (iii) 10.700%.

         (3) The Class A-3 Interests will bear interest at the lesser of (i) 5.115% per annum (or 5.615% per annum for each distribution date occurring after the Optional Servicer Termination Date) and (ii) the Pool Cap.

         (4) The Class M-1 Interests will bear interest at the lesser of (i) 6.695% per annum (or 7.195% per annum for each distribution date occurring after the Optional Servicer Termination Date) and (ii) the Pool Cap.

         (5) The Class M-2 Interests will bear interest at the lesser of (i) 7.050% per annum (or 7.550% per annum for each distribution date occurring after the Optional Servicer Termination Date) and (ii) the Pool Cap.

         (6) The Class B-1 Interests will bear interest at the lesser of (i) 7.425% per annum (or 7.925% per annum for each distribution date occurring after the Optional Servicer Termination Date) and (ii) the Pool Cap.

         (7) The Class B-2 Interests will bear interest at the lesser of (i) 8.500% per annum (or 9.000% per annum for each distribution date occurring after the Optional Servicer Termination Date) and (ii) the Pool Cap.

         (8) The Class X Interest has an initial principal balance of $8,892,900.18, but it will not accrue interest on such balance but will accrue interest on a notional principal balance. As of any Distribution Date, the Class X Interest shall have a notional principal balance equal to the aggregate of the principal balances of the Lower Tier Regular Interests as of the first day of the related Interest Accrual Period. With respect to any Interest Accrual Period, the Class X Interest shall bear interest at a rate equal to the excess, if any, of the WAC Cap over the product of (i) 2 and (ii) the weighted average Pass-Through Rate of the Lower Tier REMIC Interests, where the LT Accrual Class is subject to a cap equal to zero and each LT Accretion Directed Class is subject to a cap equal to the Pass-Through Rate on its Corresponding Class. With respect to any Distribution Date, interest that so accrues on the notional principal balance of the Class X Interest shall be deferred in an amount equal to any increase in the Subordinated Amount on such Distribution Date. Such deferred interest shall not itself bear interest.

         (9) The Class UT-R Interest is the sole class of residual interest in the Upper Tier REMIC. The Class UT-R Interest does not have an interest rate.

         (10) The Class A-2 Certificates will represent not only the ownership of the Corresponding Class of Upper Tier Regular Interest but also the right to receive payments from the Supplemental Interest Account as set forth in Section
6.06 hereof. For federal income tax purposes, the Trustee will treat a Class A-2 Certificateholder's right to receive payments from the Supplemental Interest Account as payments made pursuant to an interest rate cap contract written by the Holder of the SI Trust Certificate.

                  The minimum denomination for each Class of Certificates, other than the Class R and the Class X Certificates, will be $25,000. The Class R and the Class X Certificates will each represent a 100% Percentage Interest in such class.

                      The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings. This Agreement relates to a Trust Fund evidenced by RAFC Trust 2001-1 Asset-Backed Certificates, Series 2001-1, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class B-1, Class B-2, Class X, and Class R Certificates. Unless otherwise provided, all calculations of interest pursuant to this Agreement are based on a 360-day year and twelve 30-day months.

               ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the lesser of:

               (1) the Overcollateralization Deficiency Amount for the Distribution Date, calculated for this purpose without giving effect to payment of the Accelerated Principal Distribution Amount and prior to taking into account the Applied Realized Loss Amount for the applicable Distribution Date; and

               (2) the remaining Interest Remittance Amount set forth in
       Section 6.04(a)(vii).

               ACCOUNTS: The Certificate Account, Expense Account, Supplemental Interest Account or Servicing Accounts, established and held in trust by the Certificate Administrator for the Certificateholders. The obligation to establish and maintain the Accounts is not delegable.

               ACTUARIAL LOANS: Those Mortgage Loans that employ the actuarial method of calculating interest thereon. The Mortgage Loan Schedule shall identify which Mortgage Loans are Actuarial Loans.

               AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

               ANNUAL EXPENSE ESCROW AMOUNT: An amount equal to the product of
(i) 0.018% per annum, and (ii) the aggregate Class Principal Balances of the Class A, Class M and Class B Certificates as of January 1 of each year, which is computed and payable on a monthly basis and represents the estimated annual Certificate Administrator Fee, Custodian Fee and the expenses of the Trust Fund.

               APPLIED REALIZED LOSS AMOUNT: For each Distribution Date, an amount equal to the excess, if any, of:

               (A) the aggregate Certificate Balance of the Certificates after all distributions of principal are made on such Distribution Date, over

               (B) the aggregate Principal Balance of the Loans as of the end of the related Collection Period.

               ASSIGNMENT EVENT: The occurrence of any of the following: (i) an Event of Default occurs and continues for 30 days; (ii) FUNB's long-term unsecured debt rating is reduced below "A3" by Moody's, or "A-" by S&P; (iii) the suspension, termination or withdrawal of FUNB's long-term unsecured debt rating by Moody's; or (iv) FUNB is no longer acting as Custodian.

               ASSIGNMENT OF MORTGAGE: An assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders.

               AUTHENTICATING AGENT: Initially, the Certificate Administrator, and thereafter, any successor appointed pursuant to Section 12.11.

               AVAILABLE FUNDS: As to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the aggregate of the Monthly Payments due on the related Due Date and received by the Trustee during the related Collection Period, (b) Net Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Substitution Adjustments, Compensating Interest, the purchase price for any repurchased Mortgage Loan, the Termination Price with respect to the termination of the Trust pursuant to Section 11.01 hereof and other unscheduled recoveries of principal and interest (excluding prepayment penalties and amounts received in respect of Arrearages) in respect of the Mortgage Loans during the related Prepayment Period, (c) the aggregate of any amounts received in respect of an REO Property and deposited in the Certificate Account for such Distribution Date, and (d) the aggregate of any Advances made by the Servicer for such Distribution Date over (ii) the sum of (a) amounts reimbursable or payable to the Servicer pursuant to Section 6.07, (b) the Servicing Fee, and (c) amounts deposited in the Principal and Interest Account or the Certificate Account, as the case may be, in error.

               BIF: The Bank Insurance Fund, or any successor thereto.

               BUSINESS DAY: Any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking institutions in the States of California, Maryland, New York or North Carolina are authorized or obligated by law or executive order to be closed. When used with respect to an Interest Determination Date, "Business Day" shall also mean a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

               CAP AGREEMENT: The Confirmation of Interest Rate Straddle Transaction effective December 27, 2001, between Rabobank International New York and the Trust.

               CERTIFICATE: Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class B-1, Class B-2, Class X or Class R Certificate executed by the Servicer and authenticated by the Trustee or the Authenticating Agent substantially in the forms annexed hereto in Exhibit B.

               CERTIFICATE ACCOUNT: As described in Section 6.01.

               CERTIFICATE ADMINISTRATOR: First Union National Bank, or its successor in interest.

               CERTIFICATE ADMINISTRATOR FEE: As to each Mortgage Loan, the annual fee payable to the Certificate Administrator. Such fee shall be calculated and payable monthly and shall accrue at the rate of 0.01% per annum, and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on such Mortgage Loan is computed.

               CERTIFICATE ADMINISTRATOR'S REPORT: The report as defined in
Section 6.06.

               CERTIFICATE REGISTER: As described in Section 4.02.

               CERTIFICATE REGISTRAR: Initially, the Certificate Administrator, and thereafter, any successor appointed pursuant to Section 4.02.

               CERTIFICATEHOLDER or HOLDER: Each Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Servicer, any Subservicer, the Depositor or the Certificate Administrator or any affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such consent, waiver, request or demand has been obtained. When used with respect to any Class of Certificates, a Certificateholder or Holder of such Class of Certificates, as the case may be.

               CLASS: Collectively, Certificates having the same priority of payment and bearing the same designation.

               CLASS A CERTIFICATE: A Certificate denominated as a Class A-1, Class A-2 or Class A-3 Certificate.

               CLASS A PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date and the Class A Certificates on or after the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (1) the aggregate Class Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (2) the lesser of (A) 58.00% of the outstanding principal balance of the Mortgage Loans as of the last day of the related Collection Period and (B) the outstanding principal balance of the Mortgage Loans as of the last day of the related Collection Period minus 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

               CLASS A-1 CERTIFICATE: A Certificate denominated as a Class A-1 Certificate.

               CLASS A-1 PASS-THROUGH RATE: The Class A-1 Pass-Through Rate shall be equal to the lesser of (i) 1.96563% per annum and (ii) the Pool Cap.

               CLASS A-1 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the lesser of (x) the Class A Principal Distribution Amount and (y) the related Class Principal Balance immediately prior to such Distribution Date.

               CLASS A-2 CERTIFICATE: A Certificate denominated as a Class A-2 Certificate.

               CLASS A-2 PASS-THROUGH RATE: The annual rate of interest payable to the Class A-2 Certificateholders which shall be equal to the least of (i) LIBOR plus the Margin, (ii) the Pool Cap and (iii) the Fixed Cap.

               CLASS A-2 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, until the Class Principal Balance of the Class A-1 Certificates have been reduced to zero, zero, and thereafter, the lesser of (1) the product of (x) the Class A Principal Distribution Amount and (y) the ratio of the Class A-2 Class Principal Balance to the sum of the Class Principal Balances of the Class A-2 and Class A-3 Certificates (immediately prior to such Distribution Date) and (2) the related Class Principal Balance immediately prior to such Distribution Date.

               CLASS A-3 CERTIFICATE: A Certificate denominated as a Class A-3 Certificate.

               CLASS A-3 PASS-THROUGH RATE: The annual rate of interest payable to the Class A-3 Certificateholders which shall be equal to the lesser of (i) 5.115% (or 5.615% for each Distribution Date occurring after the Optional Servicer Termination Date) and (ii) the Pool Cap.

               CLASS A-3 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, until the Class Principal Balance of the Class A-1 Certificates has been reduced to zero, zero, and thereafter, the lesser of (1) the product of (x) the Class A Principal Distribution Amount and (y) the ratio of the Class A-3 Principal Balance to the sum of the Class Principal Balances of the Class A-2 and Class A-3 Certificates (immediately prior to such Distribution Date) and (2) the related Class Principal Balance immediately prior to such Distribution Date.

               CLASS B CERTIFICATE: A Certificate denominated as a Class B-1 or Class B-2 Certificates.

               CLASS B-1 CERTIFICATE: A Certificate denominated as a Class B-1 Certificate.

               CLASS B-1 PASS-THROUGH RATE: The annual rate of interest payable to the Class B-1 Certificateholders, which shall be equal to the lesser of (i) 7.425% (or 7.925% for each Distribution Date occurring after the Optional Servicer Termination Date) and (ii) the Pool Cap.

               CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (1) the excess, if any, of: (i) the sum of (A) the aggregate Class Principal Balance of the Class A Certificates after giving effect to the payment of the Class A Principal Distribution Amount on such Distribution Date, (B) the aggregate Class Principal Balance of the Class M Certificates after given effect to the payment of the Class M Principal Distribution Amount on such Distribution Date, and (C) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) 88.50% of the outstanding principal balance of the Mortgage Loans as of the last day of the related Collection Period, and (B) the outstanding principal balance of the

Mortgage Loans of the as of the last day of the related Collection Period minus 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date and (2) the related Class Principal Balance immediately prior to such Distribution Date.

               CLASS B-2 CERTIFICATE: A Certificate denominated as a Class B-2 Certificate.

               CLASS B-2 PASS-THROUGH RATE: The annual rate of interest payable to the Class B-2 Certificateholders, which shall be equal to the lesser of (i) 8.50% (or 9.00% for each Distribution Date occurring after the Optional Servicer Termination Date) and (ii) the Pool Cap.

               CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (1) the excess, if any, of: (i) the sum of (A) the aggregate Class Principal Balance of the Class A Certificates after giving effect to the payment of the Class A Principal Distribution Amount on such Distribution Date, (B) the aggregate Class Principal Balance of the Class M Certificates after giving effect to the payment of the Class M Principal Distribution Amount on such Distribution Date, (C) the Class Principal Balance of the Class B-1 Certificates after giving effect to the Class B-1 Principal Distribution Amount on such Distribution Date, and (D) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) 98.00% of the outstanding principal balance of the Mortgage Loans as of the last day of the related Collection Period, and (B) the outstanding principal balance of the Mortgage Loans of the as of the last day of the related Collection Period minus 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date and (2) the related Class Principal Balance immediately prior to such Distribution Date.

               CLASS M CERTIFICATE: A Certificate denominated as a Class M-1 or Class M-2 Certificate.

               CLASS M-1 CERTIFICATE: A Certificate denominated as a Class M-1 Certificate.

               CLASS M-1 PASS-THROUGH RATE: The annual rate of interest payable to the Class M-1 Certificateholders, which shall be equal to the lesser of (i) 6.695% (or 7.195%for each Distribution Date occurring after the Optional Servicer Termination Date) and (ii) the Pool Cap.


               CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (1) the excess, if any, of (i) the sum of (A) the Class Principal Balance of the Class A Certificates after giving effect to the payment of Class A Principal Distribution Amount on such Distribution Date and (B) the Class Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) 70.50% of the outstanding principal balance of the Mortgage Loans as of the last day of the related Collection Period, and (B) the outstanding principal balance of the Mortgage Loans as of the last day of the related Collection Period minus 0.50% of the aggregate principal balance of the Mortgage Loans, as of the Cut-Off Date and
(2) the related Class Principal Balance immediately prior to such Distribution Date.

               CLASS M-2 CERTIFICATE: A Certificate denominated as a Class M-2 Certificate.

               CLASS M-2 PASS-THROUGH RATE: The annual rate of interest payable to the Class M-2 Certificateholders, which shall be equal to the lesser of (i) 7.050% (or 7.550% plus 0.50% for each Distribution Date occurring after the Optional Servicer Termination Date) and (ii) the Pool Cap.

               CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (1) the excess, if any, of (i) the sum of (A) the Class Principal Balance of the Class A Certificates after giving effect to the payment of the Class A Principal Distribution Amount on such Distribution Date, (B) the Class Principal Balance of the Class M-1 Certificates after giving effect to the payment of the Class M-1 Principal Distribution Amount on such Distribution Date, and (C) the Class Principal Balance of the Class M-2 Certificates immediately prior to the such Distribution Date, over (ii) the lesser of (A) 80.50% of the outstanding principal balance of the Mortgage Loans as of the last day of the related Collection Period and (B) the outstanding principal balance of the Mortgage Loans as of the last day of the related Collection Period minus 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date and (2) the related Class Principal Balance immediately prior to such Distribution Date.

               CLASS PRINCIPAL BALANCE: With respect to each Class of Certificates, as of any date of determination, the Original Principal Balance of such Class less (i) the sum of all amounts previously distributed to the Certificateholders of such Class in respect of principal and (ii) the amount, if any, of Applied Realized Loss Amounts previously allocated to such Class. For purposes of determining the Class Principal Balance of each Class of Certificates, with respect to any Distribution Date, no effect shall be given to any principal to be distributed or Applied Realized Loss Amounts, to each such Class on such Distribution Date.

               CLASS R CERTIFICATE: A Certificate denominated as a Class R Certificate, representing a residual interest in the REMIC.

               CLASS X CERTIFICATE: A Certificate denominated as a Class X Certificate.

               CLOSING DATE: December 27, 2001.

               CODE: The Internal Revenue Code of 1986, as amended, or any successor legislation thereto.

               COLLECTION PERIOD: With respect to each Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

               CORRESPONDING CLASS: The class of interests in any REMIC created under this Agreement that correspond to the Class of interests in another such REMIC or to a Class of Certificates in the manner set out below:

              LOWER TIER                UPPER TIER              CORRESPONDING
           CLASS DESIGNATION             INTEREST                CERTIFICATE
           -----------------            ----------              -------------
              Class LT-A1                Class A-1                Class A-1
              Class LT-A2                Class A-2                Class A-2
              Class LT-A3                Class A-3                Class A-3
              Class LT-M1                Class M-1                Class M-1
              Class LT-M2                Class M-2                Class M-2
              Class LT-B1                Class B-1                Class B-1
              Class LT-B2                Class B-2                Class B-2


               COMPENSATING INTEREST: As defined in Section 6.08.

               CUMULATIVE REALIZED LOSSES: As of any date of determination, the aggregate amount of Realized Losses with respect to the Mortgage Loans since the Startup Day.

               CURRENT INTEREST: For each Class of Certificates and with respect to each Distribution Date, the amount equal to interest during the related Interest Accrual Period at the related Class Pass-Through Rate, on the Class Principal Balance for such Class outstanding immediately prior to such Distribution Date. The Current Interest for any Class of Certificates shall not include any Supplemental Interest Amount.

               CURTAILMENT: With respect to a Mortgage Loan, any payment of principal received during a Collection Period as part of a payment that is in excess of five times the amount of the Monthly Payment due for such Collection Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

               CUSTODIAN: First Union National Bank, and any successor thereto.

               CUSTODIAN FEE: As to each Mortgage Loan, the annual fee payable to the Custodian. Such fee shall be calculated and payable monthly and shall accrue at the rate of 0.008 % per annum, and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on such Mortgage Loan is computed.

               CUT-OFF DATE: November 30, 2001.

               DEFAULTED MORTGAGE LOAN: Any Mortgage Loan as to which the related Mortgagor has failed to pay in full three or more consecutive Monthly Payments.

               DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code, as amended from time to time (11 U.S.C.).

               DELETED MORTGAGE LOAN: A Mortgage Loan replaced by a Qualified Substitute Mortgage Loan.

               DEPOSITORY: The Depository Trust Company and any successor Depository hereafter named.

               DESIGNATED DEPOSITORY INSTITUTION: With respect to the Principal and Interest Account, an entity which is an institution whose deposits are insured by either the BIF or SAIF administered by the FDIC, the unsecured and uncollateralized long-term debt obligations of which shall be rated "AA-" or better by S&P and "A2" or better by Moody's, and in the highest short-term ratings by S&P and Moody's, and which is either (i) a federal savings association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, or (iv) a principal subsidiary of a bank holding company, in each case acting or designated by the Servicer as the depository institution for a Principal and Interest Account.

               DETERMINATION DATE: That day of each month which is the later of
(i) the third Business Day prior to the 25th day of such month and (ii) the seventh Business Day of such month.

               DIRECT PARTICIPANT: Any broker-dealer, bank or other financial institution for which the Depository holds Class A, Class M or Class B Certificates from time to time as a securities depository.

               DISTRIBUTION DATE: The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing in January 2002.

               DUE DATE: The day of the month on which the Monthly Payment is due from the Mortgagor on a Mortgage Loan.

               ERISA: The Employee Retirement Income Security Act of 1974, as amended.

               EVENT OF DEFAULT: As described in Section 10.01.

               EXCESS PAYMENTS: With respect to a Collection Period, any amounts received on a Mortgage Loan in excess of the Monthly Payment due on the Due Date relating to such Collection Period which does not constitute either a Curtailment or a Principal Prepayment or payment with respect to an overdue amount. Excess Payments are payments of principal for purposes of this Agreement.

               EXCESS PROCEEDS: As of any Distribution Date, with respect to any Liquidated Mortgage Loan, the excess, if any, of (a) the total Net Liquidation Proceeds, over (b) the Principal Balance of such Mortgage Loan as of the date such Mortgage Loan became a Liquidated Mortgage Loan plus 30 days interest thereon at the applicable Mortgage Interest Rate.

               EXCESS SPREAD: With respect to any Distribution Date, an amount equal to the excess of (A) the product of (i) the aggregate Principal Balances of Mortgage Loans as of the first day of the immediately preceding Collection Period and (ii) one-twelfth of the weighted average Mortgage Interest Rate for the Mortgage Loans, as the case may be, as of the first day of the related Collection Period over (B) the sum of (i) the Current Interest for the Certificates for such Distribution Date, (ii) amounts to be deposited into the Expense Account on such Distribution Date pursuant to
Section 6.02(a)(i) and (iii) the Servicing Fee for the Mortgage Loans with respect to such Distribution Date.

               EXPENSE ACCOUNT: The expense account established and maintained by the Trustee in accordance with Section 6.02 hereof.

               FANNIE MAE: Fannie Mae (formerly, the Federal National Mortgage Association) and any successor thereto.

               FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

               FHA: The Federal Housing Administration, and its successors in interest.

               FIDELITY BOND: As described in Section 5.09.

               FINAL SCHEDULED DISTRIBUTION DATE: The Final Scheduled Distribution Date for each Class of Certificates is the Distribution Date in each of the following months:


                                                                                              FINAL SCHEDULED
                                                                                             DISTRIBUTION DATE
                                                                                             -----------------
Class A-1 Certificates..........................................................              December 25, 2002
Class A-2 Certificates..........................................................              November 25, 2029
Class A-3 Certificates......................................................                  November 25, 2029
Class M-1 Certificates..........................................................                  June 25, 2032
Class M-2 Certificates..........................................................                  June 25, 2032
Class B-1 Certificates..........................................................                  June 25, 2032
Class B-2 Certificates......................................................                      June 25, 2032
Class X Certificates............................................................                  June 25, 2032
Class R Certificates............................................................                  June 25, 2032



               FIXED CAP: With respect to the Class A-2 Certificates, 10.70% per annum.

               FREDDIE MAC: Freddie Mac (formerly, the Federal Home Loan Mortgage Corporation) and any successor thereto.

               FUNB: First Union National Bank, a national banking association headquartered in Charlotte, North Carolina, and any successor thereto.

               HIGH-RISE CONDOMINIUM: A multiple dwelling unit of five stories or more in which individual fee title is held to the interior space only and all other elements of the structure and land are held in undivided common ownership.

               HOMEQ: HomEq Servicing Corporation (formerly known as TMS Mortgage, Inc.), and any successors thereto.

               HUD: The United States Department of Housing and Urban Development, and its successor in interest.

               INDEX: Either the LIBOR Index or the Treasury Index, as the case may be.

               INDIRECT PARTICIPANT: Any financial institution for whom any Direct Participant holds an interest in any Certificate.

               INSURANCE PROCEEDS: With respect to any Mortgage Loan, proceeds paid (i) to the Trustee or the Servicer by any insurer pursuant to any insurance policy covering a Mortgage Loan, Mortgaged Property, or REO Property, including but not limited to title, hazard, life, health and/or accident insurance policies, and/or (ii) by the Servicer pursuant to Section 5.08, in either case, net of any expenses which are incurred by the Servicer in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer.

               INTEREST ACCRUAL PERIOD: With respect to the Class A-1 and Class A-2 Certificates, initially, the period commencing on the Closing Date and ending on the day immediately preceding the first Distribution Date, and thereafter, the period commencing on a Distribution Date and ending on the day immediately preceding the next Distribution Date. With respect to all other Classes of Certificates, initially, the period commencing on the Closing Date and ending on the last day of the prior calendar month, and thereafter, the calendar month prior to the related Distribution Date. Interest accrued on the Class A-1 and Class A-2 Certificates shall be calculated on the basis of the actual number of days in the accrual period and a 360 day year. Accrued interest on all other Classes will be determined on the basis of a 30-day month in a 360 day year.

               INTEREST DETERMINATION DATE: The second LIBOR Determination Date prior to any Interest Accrual Period (other than the first Interest Accrual Period for which the LIBOR Determination Date shall be two Business Days prior to the Closing Date).

               INTEREST REMITTANCE AMOUNT: For any Distribution Date, that portion of Available Funds allocable to interest collected or advanced during the related Collection Period.

               INTEREST SHORTFALL CARRYFORWARD AMOUNT: As of any Distribution Date, the sum of (i) the amount, if any, by which (X) the sum of (a) the Current Interest for such Class for such Distribution Date plus (b) the Interest Shortfall Carryforward Amount for such Class as of the immediately preceding Distribution Date exceeds (Y) the amount paid to the Certificateholders of such Class on such Distribution Date with respect to interest and (ii) interest on the amount determined pursuant to clause (i)(b) at the applicable Class Pass-Through Rate calculated (x) with respect to the offered certificates (other than with respect to the Class A-1 and Class A-2 Certificates) on the basis of a 360-day year consisting of twelve 30-day months and (y) with respect to the Class A-1 and Class A-2 certificates, on the basis of the actual number of days elapsed since the prior distribution date.

               LIBOR: The London Interbank Offered Rate for one-month U.S. dollar deposits, determined on each Interest Determination Date as provided in
Section 12.15 hereof.

               LIBOR DETERMINATION DATE: A date which is both a Business Day and a London Banking Day immediately prior to the commencement of each related Interest Accrual Period.

               LIBOR INDEX: The London Interbank Offered Rate for one-month U.S. dollar deposits.

               LIQUIDATED MORTGAGE LOAN: Any defaulted Mortgage Loan or REO Property as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to recover have been recovered from or on account of such Mortgage Loan.

               LIQUIDATION PROCEEDS: Cash, including Insurance Proceeds, proceeds of any REO Disposition, amounts required to be deposited in the Principal and Interest Account pursuant to Section 5.10 hereof, and any other amounts received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise.

               LOAN: A Mortgage Loan.

               LOAN-TO-VALUE RATIO: With respect to any Mortgage Loan, (i) the sum of (a) the original principal balance of such Mortgage Loan plus (b) the remaining balance of any Prior Lien, if any, at the time of origination of such Mortgage Loan, minus (ii) that portion of the principal balance equal to the amount of the premium for credit life insurance, if any, collected by the Depositors, divided by (iii) the sum of (x) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal made at the time of origination of the Mortgage Loan, or (b) the purchase price of such Mortgaged Property if the proceeds from such Mortgage Loan are used to acquire such Mortgaged Property plus (y) in the case of a home improvement loan, the cost of the home improvement up to 100% of such cost.

               LONDON BANKING DAY: Any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

               LOW-RISE CONDOMINIUM: A multiple dwelling unit of four stories or less in which individual fee title is held to the interior space only and all other elements of the structure and land are held in undivided common ownership.

               LOWER TIER REGULAR INTEREST: Each of the Class LT-A1, Class LT-A2, Class LT-A3, Class LT-M1, Class LT-M-2, Class LT-B1, Class LT-B2 and Class LT-Accrual Interests as described in the Preliminary Statement.

               LOWER TIER REMIC: As described in the Preliminary Statement

               MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Certificates evidencing in excess of 50% of the outstanding aggregate Class Principal Balances of the Class A, Class M and Class B Certificates; provided, however, that with respect to any action or event affecting fewer than all

Classes of Class A, Class M and Class B Certificates, "Majority
Certificateholders" shall mean the Holder or Holders of Certificates evidencing in excess of 50% of the aggregate Class Principal Balances of such affected Classes of Class A, Class M and Class B Certificates.

               MARGIN: For the Class A-2 Certificates, 0.390% per annum, or for each Distribution Date occurring after the Optional Servicer Termination Date, 0.780% per annum.

               MIXED USE BUILDING: A building containing both residential dwelling units and commercial use units, e.g., retail stores or office space.

               MONTHLY ADVANCE: An advance made by the Servicer pursuant to
Section 6.07 hereof.

               MONTHLY PAYMENT: The scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan, as set forth in the related Mortgage Note.

               MOODY'S: Moody's Investors Service, Inc., or any successor thereto.

               MORTGAGE: The mortgage, deed of trust or other instrument creating a lien on the Mortgaged Property.

               MORTGAGE FILE: As described in Exhibit A.

               MORTGAGE IMPAIRMENT INSURANCE POLICY: As described in Section
5.08.

               MORTGAGE INTEREST RATE: The fixed rate of interest borne by a Mortgage Note, as shown on the Mortgage Loan Schedule.

               MORTGAGE LOAN: An individual mortgage loan which is transferred pursuant to this Agreement to the Trustee, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, the Mortgage Loans subject to this Agreement being identified on the Mortgage Loan Schedule delivered to the Custodian on behalf of the Trustee, and attached hereto as Exhibit E.

               MORTGAGE LOAN SCHEDULE: The schedule of Mortgage Loans delivered to the Custodian on behalf of the Trustee, and attached hereto as Exhibit E, such schedule identifying each Mortgage Loan by address of the Mortgaged Property and the name of the Mortgagor and setting forth as to each Mortgage Loan the following information: (i) the Principal Balance as of the close of business on the Cut-Off Date, (ii) the account number, (iii) the original principal amount, (iv) the Loan-to-Value Ratio as of the date of the origination of the related Mortgage Loan, (v) the Due Date, (vi) the Mortgage Interest Rate,
(vii) the first Due Date, (viii) the Monthly Payment, (ix) the maturity date of the Mortgage Note and (x) the remaining number of months to maturity as of the Cut-Off Date.

               MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

               MORTGAGED PROPERTY: The underlying property securing a Mortgage Loan, consisting of a fee simple estate in a single contiguous parcel of land improved by a Residential Dwelling.

               MORTGAGED PROPERTY STATES: Any one of the 50 states and the District of Columbia and Puerto Rico, where the Mortgaged Properties are located.

               MORTGAGOR: The obligor on a Mortgage Note.

               MULTIFAMILY LOANS: Mortgage Loans secured by Multifamily Properties.

               MULTIFAMILY PROPERTY: A residential or mixed-use property, such as rental apartment buildings or projects containing five or more units.

               NET LIQUIDATION PROCEEDS: Liquidation Proceeds net of (i) any reimbursements to the Servicer made therefrom pursuant to Section 5.04(b) and
(ii) amounts required to be released to the related Mortgagor pursuant to applicable law.

               1933 ACT: The Securities Act of 1933, as amended.

               90 DAY DELINQUENT LOAN: With respect to any Distribution Date, a Mortgage Loan with respect to which four consecutive Monthly Payments have not been received by the Servicer as of the last day of the related Collection Period unless, on or prior to the last day of the Collection Period in which the fourth Monthly Payment is due, the Servicer has received from the related Mortgagor an amount at least equal to one unpaid Monthly Payment.

               NONRECOVERABLE ADVANCES: With respect to any Mortgage Loan, (i) any Monthly Advance previously made and not reimbursed pursuant to Section 5.04 or 6.07, or (ii) a Servicing Advance or Monthly Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Servicer, will not or, in the case of a proposed advance, would not be ultimately recoverable with respect to such Mortgage Loan pursuant to Sections 5.04 or 6.07.

               OFFICER'S CERTIFICATE: A certificate delivered to the Trustee, signed by the Chairman of the Board, the President, a Vice President or Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Secretaries of an Depositor, the Servicer or the Seller, as required by this Agreement.

               OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be counsel for the Seller or the Servicer, reasonably acceptable to the Trustee of the Certificate Administrator, as the case may be, and experienced in matters relating thereto; except that any opinion of counsel relating to (a) the qualification of REMIC I as a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Seller or the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Servicer or in an affiliate thereof and (iii) is not connected with the Seller or the Servicer as an officer, employee, director or person performing similar functions.

               OPTIONAL SERVICER TERMINATION DATE: As defined in Section 11.01 hereof.

               ORIGINAL CLASS A-1 PRINCIPAL BALANCE: $53,351,000.

               ORIGINAL CLASS A-2 PRINCIPAL BALANCE: $85,000,000.

               ORIGINAL CLASS A-3 PRINCIPAL BALANCE: $564,106,000.

               ORIGINAL CLASS B-1 PRINCIPAL BALANCE: $35,567,000.

               ORIGINAL CLASS B-2 PRINCIPAL BALANCE: $42,236,000.

               ORIGINAL CLASS M-1 PRINCIPAL BALANCE: $55,574,000.

               ORIGINAL CLASS M-2 PRINCIPAL BALANCE: $44,459,000.

               ORIGINAL PRINCIPAL BALANCE: With respect to each Class of Certificates, the amount set forth for such Class under the definitions of Original Class A-1 through and including Original Class M-2 Principal Balances above.

               ORIGINATOR: First Union Home Equity Bank, N.A.

               OVERCOLLATERALIZATION AMOUNT: For any Distribution Date, the excess, if any, of:

               (1) the aggregate Principal Balance of the Loans as of the last day of the related Collection Period, over

               (2) the aggregate Class Principal Balances of the Certificates, after taking into account all distributions of principal on that Distribution Date.

               OVERCOLLATERALIZATION DEFICIENCY AMOUNT: For any Distribution Date, the excess, if any, of:

               (1) the Targeted Overcollateralization Amount for that Distribution Date, over

               (2) the then current Overcollateralization Amount after giving effect to all payments previously made to the Certificates on that Distribution Date.

               OVERCOLLATERALIZATION RELEASE AMOUNT: With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect or prior to the Stepdown Date, the Overcollateralization Release Amount will be zero.

               OWNER-OCCUPIED MORTGAGED PROPERTY: A Residential Dwelling as to which the related Mortgagor represented at the time of the origination of the Mortgage Loan an intent to occupy as such Mortgagor's primary, secondary or vacation residence.

               OWNER TRUSTEE: Wilmington Trust Company.

               PAYING AGENT: Initially, the Certificate Administrator, or any other Person that meets the eligibility standards for the Paying Agent specified in Section 13.12 hereof and is authorized by the Trustee to make payments on the Certificates on behalf of the Trustee.

               PASS-THROUGH RATES: The collective reference to the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class B-1 and Class B-2 Pass-Through Rates.

               PERCENTAGE INTEREST: With respect to a Certificate other than a Class X or Class R Certificate, the portion of the respective Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the denomination represented by such Certificate and the denominator of which is the Original Principal Balance of such Class. With respect to the Class X Certificates, the portion of the Class evidenced thereby, expressed as a percentage, which shall equal 100%. With respect to the Class R Certificates, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, which shall be 100%. The Certificates are issuable only in the minimum Percentage Interest corresponding to a minimum denomination of $25,000.00 and integral multiples of $1,000.00 in excess thereof, except that one Certificate of each Class may be issued in a different denomination.

               PERMITTED INSTRUMENTS: As used herein, Permitted Instruments shall include the following:

               (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHA debentures, Freddie Mac senior debt obligations, Federal Home Loan Bank consolidated senior debt obligations, and Fannie Mae senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

               (b) federal funds, certificates of deposit, time deposits and banker's acceptances (having original maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1" or better by S&P and "P-1" or better by Moody's;

               (c) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $3,000,000 which deposits are held only up to the limits insured by the BIF or SAIF administered by the FDIC, provided that the unsecured long-term debt obligations of such bank or savings and loan association have been rated "BBB" or better by S&P and "Baa3" or better by Moody's;

               (d) commercial paper (having original maturities of not more than 365 days) rated "A-1" or better by S&P and "P-1" or better by Moody's;

               (e) debt obligations rated "AAA" by S&P and "Aaa" by Moody's (other than any such obligations that do not have a fixed par value and/or whose terms do not promise a fixed dollar amount at maturity or call date);

               (f) investments in money market funds (including those funds managed or advised by the Trustee or an affiliate thereof) rated "AAA" or better by S&P, or "Aaa" or better by Moody's the assets of which are invested solely in instruments described in clauses (a)-(e) above;

               (g) guaranteed investment contracts or surety bonds issued by or reasonably acceptable to the Rating Agencies providing for the investment of funds in an account or insuring a minimum rate of return on investments of such funds, which contract or surety bond shall:

                   (i) be an obligation of an insurance company or other corporation whose debt obligations or insurance financial strength or claims paying ability are rated "AAA" by S&P and "Aaa" by Moody's; and

                   (ii) provide that the Trustee may exercise all of the rights under such contract or surety bond without the necessity of the taking of any action by the Seller or the Servicer;

               (h) A repurchase agreement that satisfies the following criteria:

                   (i) Must be between the Certificate Administrator and a dealer bank or securities firm described in A. or B. below:

               A. Primary dealers on the Federal Reserve reporting dealer list which are rated "A" or better by S&P and Moody's, or

               B. Banks rated "A" or above by S&P and Moody's

                   (ii) The written repurchase agreement must include the following:

                        Securities which are acceptable for the transfer are:

               1. Direct U.S. governments, or

               2. Federal Agencies backed by the full faith and credit of the U.S. government (and Fannie Mae & Freddie Mac)

               a. the term of the repurchase agreement may be up to 60 days

               b. the collateral must be delivered to the Certificate Administrator or third party custodian acting as agent for the Certificate Administrator by appropriate book entries and confirmation statements must have been delivered before or simultaneous with payment (perfection by possession of certificated securities)

     Valuation of collateral: The securities must be valued weekly, marked-to-market at current market price plus accrued interest. The value of the collateral must be equal to at least 104% of the amount of cash transferred by the Certificate Administrator or custodian for the Certificate Administrator to the dealer bank or security firm under the repurchase agreement plus accrued interest. If the value of securities held as collateral slips below 104% of the value of the cash transferred by the Certificate Administrator plus accrued interest, then additional cash and/or acceptable securities must be transferred. If, however, the securities used as collateral are Fannie Mae or Freddie Mac, then the value of collateral must equal at least 105%.

               PERMITTED TRANSFEREE: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) a Person other than a "United States Person" as defined in Code Section 7701(a)(30), unless the Servicer consents in writing to the Transfer to such Person and (vi) any other Person so designated by the Servicer based upon an Opinion of Counsel that the transfer of a Percentage Interest in a Class R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

               PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

               PLAN: As described in Section 4.02(i).

               POOL CAP: As to any Distribution Date, the weighted average of the net mortgage interest rates (for each Mortgage Loan, the applicable Interest Rate less the sum of the Servicing Fee, the Certificate Administrator Fee and the Custodian Fee), weighted on the basis of the Mortgage Loan Principal Balances as of the first day of the related Collection Period.

               PREPAYMENT PERIOD: With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

               PRINCIPAL AND INTEREST ACCOUNT: The principal and interest account established by the Servicer pursuant to Section 5.03 hereof.

               PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any date of determination, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-Off Date or as of the applicable substitution date relative to Qualified Substitute Mortgage Loans, after application of principal payments received on or before such date, minus (ii) the sum of (a) the principal portion of the Monthly Payments received during each Collection Period ending prior to the most recent Distribution Date, which were distributed pursuant to Section 6.04 on any previous Distribution Date, and
(b) all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Released Mortgaged Property Proceeds, Net Liquidation Proceeds and net income from an REO Property to the extent applied by the Servicer as recoveries of principal in accordance with the provisions hereof, which were distributed pursuant to Section 6.04 on any previous Distribution Date.

               PRINCIPAL DISTRIBUTION AMOUNT: For each Distribution Date, the sum of (i) the Principal Remittance Amount minus the Overcollateralization Release Amount, if any, and (ii) the Accelerated Principal Distribution Amount.

               PRINCIPAL REMITTANCE AMOUNT: For each Distribution Date, the sum (less reimbursement of Servicing Advances), without duplication, with respect to the Mortgage Loans and the immediately preceding Collection Period, of

               (1) each scheduled payment of principal received by the Servicer on or prior to the Determination Date, including any advances with respect thereto,

               (2) all full and partial principal Prepayments received by the Servicer during the related Prepayment Period,

               (3) the principal portion of all insurance proceeds, released mortgaged property proceeds and Net Liquidation Proceeds received by the Servicer during the related Prepayment Period,

               (4) that portion of the purchase price for any Loan purchased during the related prepayment period by the seller which represents principal,

               (5) any substitution adjustments, received on or prior to the previous Determination Date and not yet distributed, and

               (6) any proceeds representing principal received by or on behalf of the Trustee in connection with the liquidation or termination of the Trust Fund.

               PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full.

               PRIOR LIEN: With respect to any Mortgage Loan which is not a first priority lien, each mortgage loan relating to the corresponding Mortgaged Property having a higher priority lien.

               PROHIBITED TRANSACTION: "Prohibited Transaction" shall have the meaning set forth from time to time in the definition thereof at Section 860F(a)(2) of the Code (or any successor statute thereto).

               PUD AND DE MINIMIS PUD: A planned unit development in which individual fee title is held to the interior and exterior of the units and underlying land and common areas, recreational facilities and streets are held in undivided common ownership.

               PURCHASE AGREEMENT: The Loan Purchase Agreement, dated as of November 30, 2001, between the Seller and the Transferor.

               QUALIFIED MORTGAGE: "Qualified mortgage" shall have the meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto).

               QUALIFIED SUBSTITUTE MORTGAGE LOAN: A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.05 or 3.02 hereof, which (i) has or have a mortgage interest rate or rates of not less than (and not more than two percentage points more than) the Mortgage Interest Rate for the Deleted Mortgage Loan, (ii) relates or relate to the same type of Residential Dwelling or Multifamily Property, as the case may be, as the Deleted Mortgage Loan, (iii) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan, (iv) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios at the time of such substitution no higher than the Loan-to-Value Ratio of the Deleted Mortgage Loan at such time, (v) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance (prior to the occurrence of Realized Losses) of the Deleted Mortgage Loan as of such date, (vi) with respect to each Deleted Mortgage Loan that is a first lien mortgage loan, is a first lien mortgage loan, (vii) satisfies or satisfy the criteria set forth from time to time in the definition of a "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto), and (viii) complies or comply as of the date of substitution with each representation and warranty set forth in Sections 3.01(b) and 3.02.

               RATING AGENCIES: S&P and Moody's.

               REALIZED LOSS: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or greater than the related outstanding Principal Balance as of the date of the final liquidation) equal to the outstanding Principal Balance of the Mortgage Loan as of the date of such liquidation, minus the Net Liquidation Proceeds relating to such Liquidated Mortgage Loan (such Net Liquidation Proceeds to be applied first to the Principal Balance of the Liquidated Mortgage Loan and then to interest thereon). With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the Realized Loss shall be calculated as the difference between the Principal Balance of the Mortgage Loan immediately prior to such Deficient Valuation and the Principal Balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to any Mortgage Loan made to a Mortgagor who has filed a petition in bankruptcy under the United States Bankruptcy Code, as amended from time to time (11 U.S.C.), a Realized Loss shall be deemed to have occurred whenever a withdrawal is made from the Principal and Interest Account in respect of such Mortgage Loan pursuant to Section 5.04(c), and shall be equal to the amount of such withdrawal.

               RECORD DATE: With respect to any Distribution Date, the close of business on the last day of the month immediately preceding the month of the related Distribution Date.

               REFERENCE BANKS: Leading banks selected by the Certificate Administrator and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) which have been designated by the Certificate Administrator to the Servicer and (iii) which are not affiliates of FUNB.

               REGISTRATION STATEMENT: The registration statement (File No. 333-53168) filed with the Securities and Exchange Commission in connection with the issuance and sale of the Certificates, including the Prospectus dated October 29, 2001 and the Prospectus Supplement dated December 19, 2001.

               REIMBURSABLE AMOUNTS: As of any date of determination, an amount payable to the Servicer with respect to (i) the payment of any tax reimbursable pursuant to Section 5.01(h), (ii) the Monthly Advances and Servicing Advances reimbursable pursuant to Section 5.04(b), (iii) any advances reimbursable pursuant to Section 9.01 and not previously reimbursed pursuant to Section 6.02(c)(i), and (iv) any other amounts reimbursable to the Servicer prior to a distribution to the Class R Certificateholders pursuant to this Agreement.

               RELEASED MORTGAGED PROPERTY PROCEEDS: As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or
(b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Mortgagor in accordance with applicable law, the Servicer's customary second mortgage servicing procedures and this Agreement.

               REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

               REMIC CHANGE OF LAW: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to the REMIC and the REMIC Provisions issued after the Closing Date.

               REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

               REO DISPOSITION: The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed in lieu of foreclosure. The proceeds of any REO Disposition constitute part of the definition of Liquidation Proceeds.

               REO PROPERTY: As described in Section 5.10.

               REPRESENTATION LETTER: The Letter of Representations executed by the Depositor, the Trustee and the Depository with respect to the Class A, Class M and Class B Certificates.

               RESIDENTIAL DWELLING: Any one or more of the following, (i) Single Family Detached House, (ii) Row House, (iii) Two-Family House, (iv) Low-Rise Condominium, (v) PUD and De Minimis PUD, (vi) Three- or Four-Family House, (vii) High-Rise Condominium, (viii) Mixed Use Building or (ix) manufactured home (as defined in Fannie Mae/Freddie Mac Seller-Servicers' Guide) to the extent that it constitutes real property in the state in which it is located.

               RESIDUAL CERTIFICATES: As specified in the Preliminary Statement.

               RESPONSIBLE OFFICER: When used with respect to the Trustee, the Certificate Administrator or the Custodian, (a) any officer assigned to the Corporate Trust Department, including any Vice President, Assistant Vice President, any Assistant Secretary, any trust officer or any other officer of the Trustee or the Certificate Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (b) who shall have responsibility for the administration of this Agreement. When used with respect to an Depositor or any other person, any Vice President, Assistant Vice President, the Treasurer, or any Secretary or Assistant Secretary.

               ROW HOUSE: A single family dwelling unit attached to another dwelling unit by common walls.

               SAIF: The Savings Association Insurance Fund, or any successor thereto.

               SELLER: First Union National Bank.

               SENIOR ENHANCEMENT PERCENTAGE: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Principal Balance of the Class M and Class B Certificates and (ii) the Overcollateralization Amount, in each case before taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
(y) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period.

               SENIOR SPECIFIED ENHANCEMENT PERCENTAGE: On any date of determination thereof, 42.00%.

               SERVICER: HomEq Servicing Corporation, a New Jersey corporation, and its successors and assigns as Servicer hereunder.

               SERVICING ACCOUNT: The Servicing Account established and maintained by the Servicer in accordance with Section 6.11 hereof. The Servicing Account, and amounts deposited therein, shall not constitute part of the Trust Fund and Certificateholders shall have no rights thereto.

               SERVICING ADVANCES: All reasonable and customary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, (iv) compliance with the obligations under clause (vi) of Section 5.01(a) and Sections 5.02, 5.05 and 5.07, which Servicing Advances are reimbursable to the Servicer to the extent provided in Section 5.04(b), and (e) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of any Prior Lien pursuant to Section 5.14, for all of which costs and expenses the Servicer is entitled to reimbursement with interest thereon up to a maximum rate per annum equal to the related Mortgage Interest Rate, except that any amount of such interest accrued at a rate in excess of the weighted average Pass-Through Rate of the Certificates, with respect to the Distribution Date on which the Net Liquidation Proceeds will be distributed shall be reimbursable only from Excess Proceeds.

               SERVICING FEE: As to each Mortgage Loan, the annual fee payable to the Servicer. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan, shall accrue at the rate of 0.50% per annum for each first lien Mortgage Loan and 0.75% per annum for each junior lien Mortgage Loan and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee is payable solely from the interest portion of related (i) Monthly Payments, (ii) Liquidation Proceeds or (iii) Released Mortgaged Property Proceeds collected by the Servicer, or as otherwise provided in Section 5.04. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

               SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and signature appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

               SHORTFALL AMOUNTS: The sum of all amounts paid to the Certificates with respect to all related: (x) Interest Shortfall Carryforward Amounts for the Class M and Class B Certificates; and (y) Applied Realized Loss Amounts.

               SI TRUST CERTIFICATE: The certificate, a form of which is attached hereto as Exhibit K, representing ownership of the supplemental interest trust created under Section 6.06 hereof.

               SIMPLE INTEREST LOANS: Those Mortgage Loans that employ the simple interest method of calculating interest thereon. The Mortgage Loan Schedule shall identify which Mortgage Loans are Simple Interest Loans.

               SINGLE FAMILY DETACHED HOUSE: A single family dwelling unit not attached in any way to any other unit.

               SINGLE FAMILY LOANS: Mortgage Loans secured by Mortgaged Property consisting of one-to-four family units.

               SIXTY-DAY DELINQUENCY RATIO: As of any Distribution Date and with respect to each of the Mortgage Loans, a fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding Principal Balances of all Mortgage Loans that were delinquent 60 days or more as of the end of the related Collection Period (including Loans in respect of which the related borrower is in bankruptcy, the related real estate is in the process of foreclosure or has been foreclosed upon but is still in inventory), and the denominator of which is the sum of the Principal Balances of all the Mortgage Loans as of the end of the related Collection Period.

               S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

               STARTUP DAY: The Closing Date.

               STEPDOWN DATE: Means the later to occur of:

               (A) the earlier to occur of (i) the Distribution Date in January 2005, and (ii) the Distribution Date on which the aggregate Class Principal Balance of the Class A-1, Class A-2 and Class A-3 Certificates is reduced to zero;

               (B) the first Distribution Date on which the Senior Enhancement Percentage after taking into account distributions of principal to the Certificates on such Distribution Date, is greater than or equal to the Senior Specified Enhancement Percentage; and

               (C) the Distribution Date on which the aggregate Principal Balance of the Mortgage Loans is equal to or less than 50% of the aggregate Principal Balance as of the Cut-Off Date.

               SUBSERVICER: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies any requirements set forth in Section 5.01(b) hereof in respect of the qualification of a Subservicer.

               SUBSERVICING AGREEMENT: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 5.01(b), a copy of which shall be delivered, along with any modifications thereto, to the Trustee.

               SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to Sections 2.05 or 3.02, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution are less than the aggregate of the Principal Balance, prior to the occurrence of Realized Losses, of the related Deleted Mortgage Loans.

               SUPPLEMENTAL INTEREST ACCOUNT: The Account created pursuant to
Section 6.06 hereof.

               SUPPLEMENTAL INTEREST AMOUNTS: For any Distribution Date and the Class A-2 Certificates, the sum of (i) if on such Distribution Date the Class A-2 Pass-Through Rate is based upon the Fixed Cap, the excess of (A) the amount of interest such Class of Certificates would be entitled to receive on such Distribution Date had interest been calculated at such Class' applicable Pass-Through Rate without giving effect to the Fixed Cap, over (B) the amount of interest such Class of Certificates will receive on such Distribution Date at the Fixed Cap plus (ii) the unpaid portion of any such excess from prior Distribution Dates (and interest thereon at the then applicable Pass-Through Rate for such Class of Certificates, without giving effect to the Fixed Cap).

               TARGETED OVERCOLLATERALIZATION AMOUNT: As of the Distribution Date, (x) prior to the Stepdown Date, 1.00% of the initial aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date (y) on and after the Stepdown Date, the greater of (A) approximately 2.00% of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (B) approximately 0.50% of the initial aggregate Principal Balance of the Mortgage Loans and (2) upon the occurrence and during the continuance of a Trigger Event, the Targeted Overcollateralization Amount will equal the lesser of (1) the Targeted Overcollateralization Amount as of the immediately preceding Distribution Date and (2) the then aggregate Principal Balance of the Mortgage Loans.

               TAX MATTERS PERSON: The Person or Persons designated from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions) of REMIC I.

               TAX RETURN: The federal income tax return on Internal Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I due to their classification each as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws.

               TELERATE PAGE 3750: The display page currently so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

               TERMINATION PRICE: The price defined in Section 11.01 hereof.

               THREE- OR FOUR-FAMILY HOUSE: Three or four dwelling units under one roof.

               TRANSFEROR: RAFC Transferor Trust, or its successor in interest.

               TREASURY INDEX: The applicable One-Year Constant Maturity Treasury Index as published by the Federal Reserve Board on the applicable Federal Reserve Board statistical Release No. H.15.

               TRIGGER EVENT: On a Distribution Date if (i) the Sixty-Day Delinquency Ratio equals or exceeds 35% of the Senior Enhancement Percentage; or
(ii) if the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Collection Period divided by the initial aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date.

               Distribution Date                                    Percentage
               ---------------------------------------------------------------
               January 25, 2005 to December 26, 2005                3.25%
               January 25, 2006 to December 26, 2006                4.25%
               January 25, 2007 to December 26, 2007                5.00%
               January 25, 2008 and thereafter                      5.25%

               TRUSTEE: Citibank, N.A., or its successor in interest, or any successor appointed as herein provided.

               TRUST FUND: The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (i) the Mortgage Loans, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets (including any Permitted Instruments) as from time to time are identified as REO Property relating to Mortgage Loans or are deposited in or constitute each Certificate Account, Principal and Interest Account, and Expense Account, (iii) the rights of the Trustee under all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any related Insurance Proceeds,
(iv) Liquidation Proceeds (v) Released Mortgaged Property Proceeds, including all earnings thereon and proceeds thereof and (vi) the Cap Agreement and the Supplemental Interest Account.

               TRUSTEE'S MORTGAGE FILE: The documents delivered to the Trustee or the Custodian pursuant to Section 2.04.

               TWO FAMILY HOUSE: Two dwelling units under one roof.

               UPPER TIER REGULAR INTEREST: As described in the Preliminary Statement.

               UPPER TIER REMIC: As described in the Preliminary Statement.

                                   ARTICLE II

                      SALE AND CONVEYANCE OF THE TRUST FUND

Section 2.01      Sale and Conveyance of Trust Fund;

                  The Transferor hereby sells, transfers, assigns, sets over and conveys, without recourse, to the Depositor, all of its right, title and interest in and to the Mortgage Loans and all other assets included or to be included in the Trust Fund. Furthermore, the Depositor hereby sells, transfers, assigns, sets over and conveys, without recourse, to the Trustee for the benefit of the Certificateholders, all of its right, title and interest in and to the Mortgage Loans and all other assets included or to be included in the Trust Fund.

Section 2.02      Possession of Mortgage Files.

                  (a) Upon the issuance of the Certificates, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File relating to the Mortgage Loans (other than the Reserve Amount) is vested in the Trustee, for the benefit of the Certificateholders.

                  (b) Pursuant to Section 2.04, the Depositor has delivered or caused to be delivered each Trustee's Mortgage File relating to the Mortgage Loans to the Custodian on behalf of the Trustee.

Section 2.03      Books and Records.

                  The sale of each Mortgage Loan shall be reflected on the balance sheets and other financial statements as a sale of assets by the Transferor to the Depositor and by the Depositor to the Trustee. Each of the Transferor and the Depositor shall maintain its books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trustee for the benefit of the Certificateholders.

Section 2.04      Delivery of Mortgage Loan Documents.

                  The Transferor shall deliver to the Depositor, and the Depositor contemporaneously with the delivery of this Agreement, shall deliver or cause to be delivered to the Custodian, the following documents relating to the Mortgage Loans:

                  (i) the original Mortgage Note, endorsed "Pay to the order of holder" or "Pay to the order of Citibank, N.A., as Trustee of the RAFC Asset-Backed Trust, Series 2001-1, relating to the RAFC Asset-Backed Certificates, Series 2001-1" and signed, by facsimile or manual signature, in the name of the Person delivering the note by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to such Person, or with respect to any lost Mortgage Note, an original Lost Note Affidavit, together with a copy of the related Mortgage Note; provided however, that ____ Mortgage Notes may be delivered to the Custodian no later than 30 days after the Closing Date;

                  (ii) either: (1) the original Mortgage, with evidence of recording thereon, (2) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Originator where the original has been transmitted for recording until such time as the original is returned by the public recording office or (3) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

                  (iii) either: (1) the original assignment of the Mortgage from the Person delivering such Assignment to " Citibank, N.A., as Trustee of the RAFC Asset-Backed Trust, Series 2001-1, relating to the RAFC Asset-Backed Certificates, Series 2001-1" with evidence of recording thereon (provided, however, that where permitted under the laws of the jurisdiction wherein the Mortgaged Property is located, the assignment of Mortgage may be effected by one or more blanket assignments for Mortgage Loans secured by Mortgaged Properties located in the same county), (also provided, however, that the Person delivering such assignment shall not be required to record an assignment of a Mortgage if such Person furnishes to the Trustee and the Custodian on or before the Closing Date, at the Person's expense, an opinion of counsel with respect to the relevant jurisdiction that such recording is not necessary to perfect the Trustee's interest in the related Mortgage Loans (in form and substance and from counsel satisfactory to the Rating Agencies)). Notwithstanding the delivery of opinions specified above, the [Servicer] shall cause to be recorded each assignment of a Mortgage upon the earlier to occur of (a) the removal of the Servicer pursuant to this Pooling and Servicing Agreement or (b) written notification to the Trustee, of the occurrence of a foreclosure, bankruptcy or insolvency relating to the applicable Mortgagor; or (2) a copy of such assignment of Mortgage certified as a true copy by a Responsible Officer of the Originator where the original has been transmitted for recording (provided, however, that where the original assignment of Mortgage is not being delivered to the Custodian, each such Responsible Officer of the Originator may complete one or more blanket certificates attaching copies of one or more assignments of Mortgage relating to the Mortgages originated by the Originator);

                  (iv) (1) the original policy of title insurance or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same, or if the original principal balance of the Mortgage Loan was less than or equal to $15,000 or the Mortgage Loan was not originated by the Originator, other evidence of the status of title, which shall consist of an attorney's opinion of title or certificate of title, a preliminary title report, a property search, a title search, a lot book report, a property information report or a report entitled "prelim" or "PIRT" (property information report), and (2) proof of hazard insurance in the form of a hazard insurance policy or hazard insurance policy endorsement that names the Originator, its successors and assigns, as a mortgagee/loss payee, and, if such endorsement does not show the amount insured by the related hazard insurance policy, some evidence of such amount;

                  (v) with respect to any intervening assignments, if applicable, either: (1) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the Person delivering such assignment, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (2) copies of any assignments certified as true copies by a Responsible Officer of the Originator where the originals have been submitted for recording until such time as the originals are returned by the public recording officer, or (3) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost;

                  (vi) originals of all assumption and modification agreements, if any; and

                  (vii) Except with respect to certain Loans with original principal balances of less than $15,000, the appraisal made in connection with the origination of the related Loan with photographs of the subject property and of comparable properties (if available), constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling (or, with respect to Multifamily Loans, a Multifamily Property) and identifying the type thereof.

                  The Depositor shall, within five Business Days after the receipt thereof, and in any event, within one year of the Closing Date, deliver or cause to be delivered to the Custodian: (a) the original recorded Mortgage in those instances where a copy thereof certified by a Responsible Officer of the Depositor was delivered by the Depositor to the Custodian: (b) if required pursuant to Section 2.04(iii), the original recorded Assignment of Mortgage to the Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of title from the Depositor to the Trustee in those instances where copies thereof certified by a Responsible Officer of the Depositor were delivered by the Depositor to the Custodian; (c) any intervening assignments of Mortgage in those instances where copies thereof certified by a Responsible Officer of the Depositor were delivered by the Depositor to the Custodian; and (d) the title insurance policy, or, where no such policy is required to be provided, the other evidence of title and hazard insurance required in clause (d) above. Notwithstanding anything to the contrary contained in this Section 2.04, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder upon delivery to the Custodian, of a copy of such Mortgage, Assignment of Mortgage or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Depositor may forward or cause to be forwarded to the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan. All Mortgage Loan documents held by the Custodian as to each Mortgage Loan are referred to herein as the "Trustee's Mortgage File."

                  All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Servicer.

Section 2.05 Acceptance of the Trust Fund; Certain Substitutions; Certification by the Custodian.

                  (a) The Custodian, on behalf of the Trustee, agrees to execute and deliver on the Closing Date with respect to the Mortgage Loans an acknowledgment of receipt of, for each Mortgage Loan, a Mortgage Note, in the form attached as Exhibit D-1 hereto; provided that the Custodian shall execute and deliver an updated acknowledgement of receipt upon delivery by the Depositor of the additional Mortgage Notes as contemplated by Section 2.04(i) above. The Custodian declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of the Trust Fund and delivered to the Custodian, in trust upon and subject to the conditions set forth herein solely as bailee for the Trustee. The Custodian agrees, for the benefit of the Certificateholders, to review each

Trustee's Mortgage File relating to the Mortgage Loans within 150 days after the Closing Date (or, with respect to any Qualified Substitute Mortgage Loan, within 45 days after the assignment thereof) and, on each such date, to deliver to the Depositor, the Servicer, the Originator, the Certificate Administrator and the Trustee, a certification in the form attached hereto as Exhibit D-2 to the effect that, as to each Mortgage Loan listed in the applicable Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), with such exceptions, if any, as identified therein (i) all documents required to be delivered pursuant to this Agreement have been delivered to the Custodian (other than items (vi) and (vii) listed in Section
2.04 and proof of hazard insurance as set forth in Section 2.04(iv)(2)), (ii) such documents (other than items listed in Section 2.04) have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing documents, the information set forth on the applicable Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File, and (iv) each Mortgage Note has been endorsed as provided in
Section 2.04 of this Agreement. The Custodian shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Within 375 days after the Closing Date, the Custodian shall deliver to the Servicer, the Depositor, the Trustee, the Originator and any Certificateholder who requests a copy a final certification in the form attached hereto as Exhibit D-3 evidencing, if such be the case, the completeness of the Trustee's Mortgage Files (other than items listed in Section 2.04(vi) and (vii)). In no event shall the Trustee have any liability or responsibility for reviewing any of the Trustee's Mortgage Files or any of the documents contained therein or for the Custodian's failure to perform any of its respective obligations hereunder to conduct any such review.

                  (b) If the Custodian during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not properly executed, has not been received, is unrelated to a Mortgage Loan identified in the applicable Mortgage Loan Schedule, or does not conform in a material respect to the requirements of
Section 2.04 or the description thereof as set forth in the applicable Mortgage Loan Schedule, the Custodian shall promptly so notify the Depositor, the Seller and Trustee. In performing any such review the Custodian may conclusively rely on the Depositor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.04 (other than the items listed in Section 2.04(vi) and (vii)) appear on their face to have been executed and received and to relate to the Mortgage Loans identified in the applicable Mortgage Loan Schedule, and to verify that each Mortgaged Property appears from the information contained in the Trustee's Mortgage File to be a Residential Dwelling (or, with respect to the Multifamily Loans, a Multifamily Property). The Custodian shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of the applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Servicer agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Mortgage File of which it is so notified. If, however, within 60 days after notice to it respecting such defect the Servicer has not remedied the defect and the defect materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan, the Servicer will (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.02 or (ii) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of the Mortgage Loan as of the date of purchase, before the occurrence of Realized Losses, if any, plus interest on the actual number of days during the related Interest Accrual Period for the Certificates on such Principal Balance, computed at the applicable Mortgage Interest Rate, plus any accrued unpaid Servicing Fees, Monthly Advances and Servicing Advances reimbursable to the Servicer, which purchase price shall be deposited in the Principal and Interest Account on the next succeeding Determination Date.

                  (c) Upon receipt by the Custodian of a certification of a Servicing Officer of the Servicer of such substitution or purchase and the deposit of the amounts described above in the Principal and Interest Account (which certification shall be in the form of Exhibit F hereto), the Custodian shall release to the Servicer the related Trustee's Mortgage File and the Custodian, shall execute, without recourse, and deliver such instruments of transfer prepared by the Seller necessary to transfer such Mortgage Loan to the Seller. All costs of any such transfer shall be borne by the Servicer.

                  If requested by either the Depositor or the Servicer on the Distribution Date in June of each year, commencing 2002, the Custodian shall deliver to the Depositor, the Servicer, the Certificate Administrator and the Trustee a certification detailing all transactions with respect to the Mortgage Loans for which the Custodian holds a Trustee's Mortgage File pursuant to this Agreement during the prior calendar year. Such certification shall list all Trustee's Mortgage Files which were released by or returned to the Custodian during the prior calendar year, the date of such release or return, the reason for such release or return, and the person to whom the Trustee's Mortgage File was released or the person who returned the Trustee's Mortgage File.

Section 2.06      [Reserved]

Section 2.07      Authentication of Certificates.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to the Custodian on behalf of the Trustee (as set forth in the acknowledgment of the Trustee, in the form of Exhibit G attached hereto, delivered on the Closing Date) of the Trustee's Mortgage Files relating to the Mortgage Loans and, concurrently with such delivery, the Trustee has authenticated or caused to be authenticated and delivered to or upon the written order of the Servicer, in exchange for the Mortgage Loans, the Trustee's Mortgage Files and the other assets included in the definition of the Trust Fund relating to the Mortgage Loans (other than the Reserve Amount), the Certificates duly authenticated by the Trustee in authorized denominations.

Section 2.08 Fees and Expenses of the Trustee, Certificate Administrator and the Custodian.

                  The Custodian Fee and the Certificate Administrator Fee and expenses shall be paid from the Expense Account in the manner set forth in
Section 6.02 hereof; provided, however, that the Seller shall be liable for any expenses of the Trust Fund incurred prior to the Closing Date. The Trustee shall be compensated for acting as Trustee hereunder by the Certificate Administrator.

The parties hereto hereby covenant with the Certificateholders that every material contract or other material agreement entered into by the applicable party, on behalf of the Trust Fund shall expressly state therein that no Certificateholder shall be personally liable in its capacity as such in connection with such contract or agreement.

Section 2.09      Assignment Event.

                  Immediately upon the occurrence of any Assignment Event, the Certificate Administrator or the Servicer shall notify the Trustee of such occurrence or the Trustee shall notify the Servicer and the Certificate Administrator and the Custodian. Thereafter, the Custodian shall, at the expense of the Seller (i) begin transferring all Trustee's Mortgage Files in its possession relating to the Mortgage Loans to the Trustee and (ii) either cause proper assignments of each Mortgage to be recorded in the relevant real property recording office for each such Mortgage or to deliver assignments of the Mortgages, in recordable form, to the Trustee, together with an opinion of counsel, addressed to and acceptable to the Trustee, to the effect that recordation of such assignments is not necessary to perfect the interest of the Trustee in such Mortgages. The Custodian shall undertake such transfer and recording in a manner that will result in the completion of the transfer of all such Trustee's Mortgage Files relating to the Mortgage Loans to the successor Custodian and the recording of such assignments of mortgage (or delivery of such opinion of counsel) within 30 days following the occurrence of an Assignment Event. Any expenses incurred by the Trustee with respect to clauses (i) and/or
(ii) above shall be paid by the Servicer within thirty (30) days of receipt of a request therefor from the Trustee. From and after the occurrence of an Assignment Event, and the delivery of the Trustee's Mortgage Files relating to the Mortgage Loans to the Co-Trustee, Trustee shall act as custodian or it may engage the services of another Person to act as Custodian and such successor Custodian shall be entitled to the Custodian Fee. From time to time following delivery of the Trustee's Mortgage Files relating to the Mortgage Loans to the Trustee pursuant to this Section 2.09, the Trustee may appoint a Custodian who is acceptable to the Certificate Administrator. The Servicer shall notify the Rating Agencies of any appointment of a successor Custodian. The Custodian hereby acknowledges that it is bailee of the Trustee and is holding all of the Trustee's Mortgage Files relating to the Mortgage Loans delivered to it solely in trust for the Trustee.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations of the Servicer, the Transferor and the Depositor.

                  (a) The Servicer (for the purposes of this Section 3.01(a), "HomEq") hereby represents and warrants to the other parties hereto and the Certificateholders as of the Closing Date:

                       (i) HomEq is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by HomEq and perform its obligations hereunder; HomEq has corporate power and authority to execute and deliver this Agreement and each Subservicing Agreement and to perform in accordance herewith and therewith; the execution, delivery and performance of this Agreement and each Subservicing Agreement (including all instruments of transfer to be delivered pursuant to this Agreement and each Subservicing Agreement) by HomEq and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action; this Agreement and each Subservicing Agreement evidences the valid, binding and enforceable obligation of HomEq; HomEq is a Permitted Transferee; and all requisite corporate action has been taken by HomEq to make this Agreement and each Subservicing Agreement valid, binding and enforceable upon HomEq in accordance with the respective terms of each, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity, none of which will affect the ownership of the Mortgage Loans by the Trustee, as trustee;

                       (ii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc., under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which HomEq makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by HomEq of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and any subservicing agreement and the other documents on the part of HomEq and the performance by HomEq of its obligations under this Agreement and any subservicing agreement and such of the other documents to which it is a party;

                       (iii) The consummation of the transactions contemplated by this Agreement and any subservicing agreement will not result in the breach of any terns or provisions of the certificate of incorporation or by-laws of HomEq or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which HomEq or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which HomEq or its property is subject;

                       (iv) Neither this Agreement or any subservicing agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement and any subservicing agreement or in connection with the transactions contemplated hereby and thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                       (v) HomEq does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                       (vi) Except as set forth on Schedule I, there is no action, suit, proceeding or investigation pending or, to the best of HomEq's knowledge, threatened against HomEq which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of HomEq or in any material impairment of the right or ability of HomEq to carry on its business substantially as now conducted, or in any material liability on the part of HomEq or which would draw into question the validity of this Agreement and each Subservicing Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of HomEq contemplated herein, or which would be likely to impair materially the ability of HomEq to perform under the terms of this Agreement and any subservicing agreement;

                       (vii) The Trust Fund will not constitute an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                       (viii) HomEq is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of HomEq or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any subservicing agreement;

                       (ix) The statements contained in the Registration Statement which describe HomEq or matters or activities for which HomEq is responsible in accordance with the Registration Statement, this Agreement and all documents referred to therein or delivered in connection therewith, or which are attributable to HomEq therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to HomEq and does not omit to state a material fact necessary to make the statements contained therein with respect to HomEq not misleading. HomEq is not aware that the Registration Statement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein not misleading. There is no fact peculiar to HomEq or the Mortgage Loans and known to HomEq that materially adversely affects or in the future may (so far as HomEq can now reasonably foresee) materially adversely affect HomEq or the Mortgage Loans or the ownership interests therein represented by the Certificates that has not been set forth in the Registration Statement;

                   (b) The Transferor represents and warrants as of the Closing Date to the other parties hereto and the Certificateholders:

                       (i) The Transferor is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, has full power and authority as a business trust, and has taken all action necessary, to execute and deliver this Agreement, and any and all other documents to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and this Agreement and such other documents executed in connection herewith are the legal, valid and binding obligations of the Transferor, enforceable against it in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

                       (ii) The execution and delivery of this Agreement and each other document to be executed or delivered by it in connection with this Agreement, and the performance of its obligations hereunder and thereunder by the Transferor will not violate the provisions of its organizational documents conflict with any provision of any law or regulation to which it is subject, or conflict with, result in a breach of, or constitute a default under any of the terms, conditions or provisions of, any agreement or instrument to which the Transferor is a party or by which it is bound, or any order or decree applicable to the Transferor, or result in the creation or imposition of any Lien on any of the Transferor's assets or property, which would materially and adversely affect the ability of the Transferor to carry out the transactions contemplated by this Agreement or such other documents executed in connection herewith; no consent, approval, authorization or order of or filing with or notice to any court or governmental agency or body is required for the execution, delivery and performance by the Transferor of this Agreement or such other documents;

                       (iii) There is no action, suit or proceeding pending against the Transferor in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Transferor or the Certificateholders to carry out the transactions contemplated by this Agreement; and

                       (iv) On the Closing Date, after the purchase of the Mortgage Loans from the Seller, the Transferor will have good title to, and will be the sole owner of, the Mortgage Loans, and on the Closing Date, the Transferor will transfer to the Depositor all of the Transferor's right, title and interest in the Mortgage Loans, free and clear of any pledge, lien, encumbrance or security interest (except for the transactions contemplated by this Agreement).

                       (v) The Transferor will treat the transfer of the Mortgage Loans as a sale for tax, reporting and accounting purposes.

                   (c) The Depositor hereby represents and warrants to the other parties hereto and the Certificateholders as of the Closing Date:

                       (i) The Depositor is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and, except as set forth below, has all licenses necessary to carry on its business as now being conducted; the Depositor has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action; this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite corporate action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with the terms of this Agreement, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity, none of which will affect the ownership of the Mortgage Loans by the Trustee, as trustee.

                       (ii) No approval of the transactions contemplated by this Agreement from any state or federal regulatory authority having jurisdiction over the Depositor is required or, if required, such approval has been or will, prior to the Closing Date, be obtained;

                       (iii) The Depositor received fair consideration and reasonably equivalent value in exchange for the sale of the interest in the Mortgage Loans;

                       (iv) The Depositor sold the Mortgage Loans, without any intent to hinder, delay or defraud any of its creditors;

                       (v) The Depositor is solvent and the Depositor will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust Fund;

                       (vi) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the certificate of incorporation or by-laws of the Depositor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its property is subject;

                       (vii) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                       (viii) There is no action, suit, proceeding or investigation pending or, to the best of such Depositor's knowledge, threatened against the Depositor which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, condition (financial or other), properties or assets of the Depositor or in any material impairment of the right or properties or assets of the Depositor to carry on its business substantially as now conducted, or in any material liability on the part of the Depositor or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of such Depositor contemplated herein, or which would be likely to impair materially the ability of such Depositor to perform under the terms of this Agreement;

                       (ix) Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading;

                       (x) The statements contained in the Registration Statement which describe the Depositor or matters or activities for which the Depositor is responsible in accordance with the Registration Statement, and all documents referred to therein or delivered in connection therewith, or which are attributable to the Depositor therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Depositor and does not omit to state a material fact necessary to make the statements contained therein with respect to the Depositor not misleading. The Depositor is not aware that the Registration Statement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein not misleading. There is no fact peculiar to the Depositor and known to the Depositor that materially and adversely affects or in the future may (so far as the Depositor can now reasonably foresee) materially and adversely affect the Depositor or the ownership interests therein represented by the Certificates that has not been set forth in the Registration Statement;

                       (xi) Upon the receipt of each Trustee's Mortgage File by the Custodian under this Agreement, the Trustee will have good and marketable title on behalf of the Trust Fund to each Mortgage Loan and such other items comprising the corpus of the Trust Fund free and clear of any lien (other than liens which will be simultaneously released);

                       (xii) The Depositor will treat the transfer of the Mortgage Loans as a sale for tax, reporting and accounting purposes.

                       (xiii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Depositor of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement to which it is a party and the other documents on the part of the Depositor and the performance by the Depositor of its obligations under this Agreement to which it is a party and such of the other documents to which it is a party;

                       (xiv) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

                       (xv) The Trust Fund will not constitute an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

Section 3.02      Purchase and Substitution.

                  The Transferor and the Depositor hereby assign to the Trustee their right to enforce the representations and warranties of the Seller made with respect to the Mortgage Loans in the Purchase Agreement. It is understood and agreed that the representations and warranties set forth in Section 3.02 of the Purchase Agreement shall survive delivery of the Certificates to the Certificateholders. Upon discovery by the Seller, the Depositor, the Servicer, the Custodian, the Certificate Administrator or the Trustee of a breach of any of such representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Certificateholders, or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Seller's or Depositors' best knowledge), the party discovering such breach shall give prompt written notice to the others. Within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Seller shall (a) promptly cure such breach in all material respects, (b) purchase such Mortgage Loan by depositing in the Principal and Interest Account, on the next succeeding Determination Date, an amount in the manner specified in Section 2.05(b), or (c) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans, provided such substitution is effected not later than the date which is two years after the Startup Day, or at such later date if the Trustee and the Certificate Administrator receive an Opinion of Counsel that such substitution would not constitute a Prohibited Transaction or cause the Trust Fund to fail to qualify as a REMIC at any time any Certificates are outstanding.

                  As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall effect such substitution by delivering to the Custodian, who shall deliver to the Trustee and the Certificate Administrator a certification in the form attached hereto as Exhibit F, and the documents constituting the Trustee's Mortgage File for such Qualified Substitute Mortgage Loan or Loans.

                  The Servicer shall deposit in the Principal and Interest Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Servicer on behalf of the Seller. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Seller on behalf of the Depositors shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Trustee, the Custodian and the Certificate Administrator and the Seller that such substitution has taken place and shall amend the applicable Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, including Sections
2.04 and 2.05, and the Seller and the Depositor shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02. On the date of such substitution, the Seller will remit to the Servicer, and the Servicer will deposit into the Principal and Interest Account an amount equal to the Substitution Adjustment.

                  It is understood and agreed that the obligations of the Seller to cure, purchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Trustee, the Custodian, the Certificate Administrator and the Certificateholders respecting a breach of the foregoing representations and warranties.

                  For as long as the Trust Fund shall exist, the Servicer and the Trustee shall act in accordance herewith to assure continuing treatment of the Trust Fund as one or more REMICs. In particular, the Trustee shall not (a) sell or knowingly permit the sale of all or any portion of the Mortgage Loans or of any Permitted Instrument unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received an Opinion of Counsel to the effect that such sale (i) is in accordance with a qualified liquidation as defined in Section 860F(a)(4) of the Code and as described in Section 11.01 hereof, or (ii) would not be treated as a prohibited transaction within the meaning of Section 860F(a)(2) of the Code; and (b) accept any contribution to the Trust Fund after the Startup Day without an Opinion of Counsel that such contribution is included within the exceptions provided in
Section 860G(d)(2) of the Code and therefore will not be subject to the tax imposed by Section 860G(d)(1) of the Code.

                                   ARTICLE IV

                                THE CERTIFICATES

Section 4.01      The Certificates.

                  (a) The Certificates shall be substantially in the forms annexed hereto as Exhibit B and shall, upon original issue, be delivered by the Servicer to the Trustee for execution and authentication and redelivery to or upon the written order of the Depositor, upon receipt by the Custodian of the documents specified in Section 2.04. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by its President, one of its Executive Vice Presidents or Vice Presidents, or by its Treasurer, in the denominations specified in the definition of Percentage Interest, and shall be authenticated by manual signature on behalf of the Trustee by one of its authorized signatories. Certificates bearing the signatures of individuals who were at the time of the execution or authentication of the Certificates the proper officers of the Trustee or an authorized signatory of the Trustee, as the case may be, shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

                  (b) The Trustee shall elect that the Trust Fund shall be treated as one or more REMICs under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections.

Section 4.02      Registration of Transfer and Exchange of Certificates.

                  (a) The Certificate Administrator shall cause to be kept at its office, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of the applicable Classes of Certificates and of transfers and exchanges of the applicable Classes of Certificates as herein provided. Each Certificate Register shall contain the name, remittance instructions, Class and Percentage Interest of each Certificateholder of the applicable Class. First Union National Bank is initially appointed Certificate Registrar for the purpose of registering the Certificates and transfer and exchanges of the Certificates, as herein provided (each, a "Certificate Registrar").

                  (b) It is intended that the Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of Certificates shall initially be issued in the form of a single fully registered Certificate of such Class. The Certificates shall have an aggregate denomination equal to the following:

                           CLASS                  DENOMINATION
Class A-1                                                     $ 53,351,000
Class A-2                                                     $ 85,000,000
Class A-3                                                     $564,106,000
Class M-1                                                     $ 55,574,000
Class M-2                                                     $ 44,459,000
Class B-1                                                     $ 35,567,000
Class B-2                                                     $ 42,236,000

Upon initial issuance, the ownership of such Classes of Certificates shall be registered in the Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository.

                  The Depositor and the Certificate Administrator are hereby authorized to execute and deliver the Representation Letter with the Depository.

                  (c) With respect to the Certificates registered in the Certificate Register in the name of Cede & Co., as nominee of the Depository, the Depositor and the Certificate Administrator shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds the Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Depositor and the Certificate Administrator shall have no responsibility or obligation with respect to (a) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Certificates, (b) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Holder of a Certificate or (c) the payment to any Direct or Indirect Participant or any other Person, other than a registered Holder of a Certificate as shown in the Certificate Register, of any amount with respect to any distribution of principal or interest on the Certificates. No Person other than a registered Holder of a Certificate as shown in the Certificate Register shall receive a certificate evidencing such Certificate.

                  (d) Upon delivery by the Depository to the Certificate Administrator of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of distributions by the mailing of checks or drafts to the registered Holders of Certificates appearing as registered Owners in the Certificate Register on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

                  (e) In the event that (i) the Depository or the Depositor advises the Certificate Administrator in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor at its sole option elects to terminate the book-entry system through the Depository, the Certificates shall no longer be restricted to being registered in the Certificate Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Depositor may determine that the Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Depositor, or such depository's agent or designee but, if the Depositor does not select such alternative global book-entry system, then the Certificates may be registered in whatever name or names registered Holders of Certificates transferring Certificates shall designate, in accordance with the provisions hereof.

                  (f) Notwithstanding any other provision of this Agreement to the contrary, so long as any Certificates are registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal and interest on such Certificates and all notices with respect to such Certificates shall be made and given, respectively, in the manner provided in the Representation Letter.

                  (g) The Class R and Class X Certificates shall be issued without principal balances in minimum Percentage Interests as provided in the definition of Percentage Interest. The Class B-2, Class R and Class X Certificates have not been registered or qualified under the 1933 Act, or any state securities law. No transfer, sale, pledge or other disposition of any Class B-2, Class R, or Class X Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the 1933 Act, the Certificate Administrator or the Certificate Registrar may require, in order to assure compliance with the 1933 Act, that the Class B-2, Class R or Class X Certificateholder desiring to effect such disposition and such Class B-2, Class R or Class X Certificateholder's prospective transferee each certify to the Trustee or the Certificate Registrar in writing the facts surrounding such disposition. Unless the Trustee requests otherwise, such certification shall be substantially in the form of Exhibit C hereto. In the event that such certification of facts does not on its face establish the availability of an exemption under Rule 144A of the 1933 Act or under Section 4(2) or a comparable provision of the 1933 Act, the Certificate Administrator shall require an Opinion of Counsel satisfactory to it that such transfer may be made pursuant to an exemption from the 1933 Act, which Opinion of Counsel shall not be an expense of the Certificate Administrator or of the Trust Fund. The Depositor is not obligated under this Agreement to register the Class B-2, Class X or Class R Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of Class B-2, Class R or Class X Certificates without such registration or qualification.

                  (h) Each Person who has or who acquires any Percentage Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Percentage Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Seller or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Percentage Interest in a Class R Certificate are expressly subject to the following provisions:

                       (i) Each Person holding or acquiring any Percentage Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Seller of any change or impending change in its status as a Permitted Transferee.

                       (ii) No Percentage Interest in a Class R Certificate may be transferred (including the sale to the initial holder) and the Certificate Administrator shall not register the transfer of a Class R Certificate unless the Certificate Administrator and the Seller shall have been furnished with (A) an affidavit (a "Transfer Affidavit") of the proposed transferee in the form attached as Exhibit G (and if required by the Transfer Affidavit, the Opinion of Counsel, as therein referenced) and (B) a certificate (a "Transfer Certificate") of the transferor to the effect that such transferor has no actual knowledge that the proposed transferee is not a Permitted Transferee.

                       (iii) Each Person holding or acquiring any Percentage Interest in a Class R Certificate shall agree (A) to require a Transfer Affidavit from any other Person to whom such Person attempts to transfer its Percentage Interest in a Class R Certificate, (B) to require a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any transfer of a Class R Certificate, (C) to deliver a Transfer Certificate to the Trustee and the Seller in connection with any such attempted transfer and (D) not to transfer its Percentage Interest in a Class R Certificate or to cause the transfer of a Percentage Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                       (iv) Any attempted or purported transfer of any Percentage Interest in a Class R Certificate in violation of the provisions of this Section 4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Certificate Administrator shall notify the Seller upon knowledge of a Responsible Officer that the registration of transfer of a Class R Certificate was not in fact permitted by this Section 4.02. The Certificate Administrator shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section
4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Transfer Certificate. The Certificate Administrator shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Certificate Administrator shall be paid and delivered by the Certificate Administrator to the last preceding Holder of such Certificate.

                       (v) If any purported transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 4.02, then the Seller or its designee shall, without notice to the Holder or any prior Holder of such Class R Certificate, as the case may be, sell such Class R Certificate to a purchaser selected by the Seller or its designee on such reasonable terms as the Seller or its designee may choose. Such purchaser may be the Seller itself or any affiliate of the Seller. The proceeds of such sale, net of commissions, expenses and taxes due, if any, will be remitted by the Seller to the last preceding purported transferee of such Class R Certificate, except that in the event that the Seller determines that the Holder or any prior Holder of such Class R Certificate may be liable for any amount due under this Section
4.02 or any other provision of this Agreement, the Seller may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Seller or its designee, and it shall not be liable to any Person having a Percentage Interest in a Class R Certificate, as applicable, as a result of its exercise of such discretion.

                  Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at such office, the Seller shall execute in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee. The Certificate Registrar shall notify the Seller and the Trustee of any such transfer.

                  At the option of the Certificateholders, Certificates may be exchanged for other Certificates of the same Class in authorized denominations of alike aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and authenticate the Certificates which the Certificateholder making the exchange is entitled to receive.

                       (i) The Class B-2, Class R and Class X Certificates may not be transferred to any employee benefit plan (within the meaning of Section 3(3) of ERISA) that is subject to ERISA or any plan (within the meaning of
Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each, a "Plan"), or to any Person acting on behalf of or investing the assets of a Plan. The Trustee shall not register the transfer of a Class R Certificate or Class X Certificate, or any interest therein, unless the proposed transferee has represented to the Trustee in writing that it is not a Plan and is not acting on behalf of or investing the assets of a Plan. Each Person holding or acquiring a Class B-2 Certificate or any interest therein shall be deemed by the acceptance or acquisition of such Certificate or interest to have represented that it is not a Plan and is not acting on behalf of or investing the assets of a Plan. Any attempted or purported transfer of a Class B-2, Class R or Class X Certificate in violation of the provisions of this Section 4.02(i) shall be absolutely null and void and shall vest no rights in the purported transferee.

                       (j) No service charge shall be made for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for transfer and exchange shall be marked canceled by the Certificate Administrator.

Section 4.03      Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Administrator and the Certificate Registrar and the Certificate Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Servicer, the Certificate Administrator and the Certificate Registrar such security or indemnity (which may include a letter of indemnity delivered by an insurance company) as may be required by each of them to save each of them harmless, then, in the absence of notice to the Servicer, the Certificate Administrator and the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, deliver and authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Servicer and the Certificate Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

Section 4.04      Persons Deemed Owners.

                  Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Seller, the Trustee, the Certificate Administrator and the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 6.04 and for all other purposes whatsoever, and the Seller, the Servicer, the Trustee and the Certificate Registrar shall not be affected by notice to the contrary.

                                    ARTICLE V

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 5.01     Duties of the Servicer.

                 (a) It is intended that each REMIC hereunder shall constitute, and that the affairs of each REMIC shall be conducted so as to qualify as a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Servicer covenants and agrees that it shall act as agent (and the Servicer is hereby appointed to act as agent) on behalf of each REMIC and the Certificate Administrator covenants and agrees that it shall act as Tax Matters Person on behalf of each

REMIC. The Certificate Administrator (and in the case of (iv) and (v) below, the Servicer) shall: (i) prepare and file, or cause to be prepared and filed, in a timely manner, U.S. Real Estate Mortgage Investment Conduit Income Tax Returns (Form 1066) and any other Tax Return required to be filed by each REMIC using a calendar year as the taxable year for each REMIC and using the accrual method of accounting, including, without limitation, information reports relating to "original issue discount," as defined in the Code, based upon the Prepayment Assumption and calculated by using the issue price of the Certificates; (ii) make, or cause to be made, an election, on behalf of each REMIC, to be treated as a REMIC on the federal tax return of each REMIC for their first taxable year;
(iii) prepare and forward, or cause to be prepared and forwarded, to the Trustee, the Certificateholders and to the Internal Revenue Service and any other relevant governmental taxing authority all information returns or reports as and when required to be provided to them in accordance with the REMIC Provisions and any other provision of federal, state or local income tax laws;
(iv) to the extent that the affairs of each REMIC are within its control, conduct such affairs at all times that any Certificates are outstanding so as to maintain the status of each REMIC as a REMIC under the REMIC Provisions and any other applicable federal, state and local laws; (v) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of each REMIC or that would cause the imposition of a prohibited transaction tax or a tax on contributions to each REMIC; (vi) pay the amount of any and all federal, state, and local taxes, including, without limitation, prohibited transaction taxes as defined in Section 860F of the Code imposed on each REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Certificate Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Certificate Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (vii) ensure that any such returns or reports filed on behalf of each REMIC are properly executed by the appropriate person; (viii) represent each REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any item of each REMIC and otherwise act on behalf of each REMIC in relation to any tax matter involving each REMIC; and (ix) as provided in Section 5.11 hereof, make available information necessary for the computation of any tax imposed (1) on transferors of residual interests to transferees that are not Permitted Transferees or (2) on pass-through entities, any interest in which is held by an entity which is not a Permitted Transferee. The Trustee will cooperate with the Servicer and the Certificate Administrator in the foregoing matters and will sign, as Trustee, any and all Tax Returns required to be filed by each REMIC. The Servicer shall indemnify the Trustee, the Certificate Administrator and each REMIC, as applicable, for any liability they may incur in connection with this
Section 5.01(a); provided, however, that the Servicer shall not indemnify the Trustee for its negligence or willful misconduct.

                  With respect to any Mortgage Note relating to a Mortgage Loan released by the Custodian to the Servicer or any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to
Section 7.02, prior to such release, the Custodian shall (a) complete all endorsements in blank so that the endorsement reads "Pay to the order of Citibank, N.A., as Trustee under the Pooling and Servicing Agreement dated as of November 30, 2001" and (b) complete a restrictive endorsement that reads "Citibank, N.A., as Trustee, is the holder of the mortgage note for the benefit of the Certificateholders under the Pooling and Servicing Agreement dated as of November 30, 2001" with respect to those Mortgage Notes relating to Mortgage Loans currently endorsed "Pay to the order of Holder."

                  (b) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration consistent with the terms of this Agreement. The Servicer may enter into subservicing agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such subservicing agreement and (x) has (i) been designated an approved Seller-Servicer by Freddie Mac or Fannie Mae for first and second mortgage loans and (ii) has a net worth of at least $5,000,000 or (y) is an affiliate of the Servicer. The Servicer shall give notice to the Trustee of the appointment of any subservicer. Any such subservicing agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any subservicing agreement in accordance with the terms and conditions of such subservicing agreement and to either itself directly service the related Mortgage Loans or enter into a subservicing agreement with a successor subservicer which qualifies hereunder.

                  (c) Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  (d) Any subservicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a subservicer in its capacity as such and not as an originator shall be deemed to be between the subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the subservicer except as set forth in Section 5.01(e).

                  (e) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Certificate Administrator or its designee shall, subject to Section 10.02 hereof, thereupon assume all of the rights and obligations of the Servicer under each subservicing agreement that the Servicer may have entered into with respect to the Mortgage Loans, unless the Certificate Administrator is then permitted and elects to terminate any subservicing agreement in accordance with its terms. The Certificate Administrator, its designee or the successor servicer for the Certificate Administrator shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each subservicing agreement to the same extent as if the subservicing agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Certificate Administrator, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreements to the assuming party. Any expenses incurred by the Certificate Administrator with respect to the transfer of the subservicing agreements shall be paid by the Servicer within thirty (30) days of receipt of a request therefor from the Certificate Administrator.

                  (f) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any defaulted Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders, with respect to the Mortgage Loans, respectively, provided, however, that, unless the Servicer determines that any modification would not be considered a new mortgage loan for federal income tax purposes, the Servicer may not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer (subject to Section 5.12), or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan), or extend the final maturity date on such Mortgage Loan. No costs incurred by the Servicer or any subservicer in respect of Servicing Advances shall for the purposes of distributions to Certificateholders be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of the Trustee, the Certificate Administrator and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Trustee and the Custodian shall execute any powers of attorney furnished by the Servicer and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

                  The Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure and REO Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted second mortgage servicing practices (or, in the case of Multifamily Loans, in accordance with accepted multifamily loan servicing practices) of prudent lending institutions and giving due consideration to the Certificateholders' reliance on the Servicer.

                  (g) On and after such time as the Trustee and the Certificate Administrator receive the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 9.04, after receipt of the Opinion of Counsel required pursuant to Section 9.04, the Certificate Administrator or its designee shall assume all of the rights and obligations of the Servicer, subject to
Section 10.02 hereof. The Servicer shall, upon request of the Certificate Administrator but at the expense of the Servicer, deliver to the Custodian all documents and records (including computer tapes and diskettes) relating to the Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party. Any expenses incurred by the Certificate Administrator with respect to the transfer of such servicing rights and obligations shall be paid by the Servicer within thirty (30) days of receipt of a request therefor from the Certificate Administrator.

                  (h) In the event that any tax is imposed on the REMIC, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R Certificates. Notwithstanding anything to the contrary contained herein, the Servicer is hereby authorized to retain from the Remaining Amount Available for the sufficient funds to reimburse the Servicer for the payment of such tax (to the extent that the Servicer has paid any such tax and has not been previously reimbursed or indemnified therefor). The Servicer agrees to first seek indemnification for any such tax payment from any indemnifying parties before reimbursing itself from amounts otherwise distributable to the Holders of the Class R Certificates.

Section 5.02      Liquidation of Mortgage Loans.

                  In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 5.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interests of the Certificateholders. The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Trustee (subject to the provisions of Section 12.10) for the benefit of the Certificateholders, as applicable, of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section
5.10. In connection with such foreclosure, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Mortgaged Property in determining whether to foreclose upon or otherwise comparably convert the ownership of a Mortgaged Property; provided, however, that the Servicer shall not take title to any Mortgaged Property in the name of the Trustee with respect to any such Mortgaged Property if the Servicer has actual knowledge or reasonably believes that any such environmental substance or waste exists and it determines that it would not be commercially reasonable to foreclose on such Mortgaged Property. Any amounts advanced in connection with such foreclosure or other action shall constitute "Servicing Advances."

                  After a Mortgage Loan has become a Liquidated Mortgage Loan, the Servicer shall promptly prepare and forward to the Trustee and the Certificate Administrator and, upon request, any Certificateholder, a Liquidation Report, in the form attached hereto as Exhibit H, detailing the Liquidation Proceeds received from the Liquidated Mortgage Loan, expenses incurred with respect thereto, and any Realized Loss incurred in connection therewith.

Section 5.03 Establishment of Principal and Interest Account; Deposits in Principal and Interest Account.

                  (a) The Servicer shall cause to be established and maintained one or more Principal and Interest Accounts for the Trust Fund, in one or more Designated Depository Institutions, in the form of time deposit or demand accounts, which may be interest-bearing or such accounts may be trust accounts wherein the moneys therein are invested in Permitted Instruments, titled "HomEq Servicing Corporation, in trust for the registered holders of RAFC Trust 2001-1 Asset Backed Certificates, Series 2001-1 and various Mortgagors"; provided, however, that for so long as (i) (A) the Servicer remains an affiliate of FUNB,
(B) no Event of Default shall have occurred and be continuing and (C) FUNB maintains a short-term rating of at least "A-1" by S&P, and "P-1" by Moody's, and for five Business Days following any reduction, suspension, termination or withdrawal in either such rating, or (ii) following the occurrence and continuation of any event described in subclause (i) of this paragraph, an arrangement is established that is satisfactory to the Rating Agencies, which does not in itself result in (I) any reduction of any rating issued in respect of the Certificates or (II) any reduction below investment grade of the Certificates, the Servicer, notwithstanding anything to the contrary herein provided, may establish and maintain the Principal and Interest Account as a deposit account with FUNB. Each such Principal and Interest Account shall be insured by the BIF or SAIF administered by the FDIC to the maximum extent provided by law.

                  (b) The Servicer and any subservicer shall deposit without duplication (within 24 hours of receipt thereof) in the Principal and Interest Account and retain therein:

                       (i) all payments received after the Cut-Off Date on account of principal on the Mortgage Loans, as the case may be, including all Excess Payments, Principal Prepayments and Curtailments received after the Cut-Off Date;

                       (ii) all payments received after the Cut-Off Date on account of interest on the Mortgage Loans, as the case may be;

                       (iii) all Net Liquidation Proceeds received with respect to the Mortgage Loans, as the case may be;

                       (iv) all Insurance Proceeds received with respect to the Mortgage Loans, as the case may be (other than amounts to be applied to the restoration or repair of the related Mortgaged Property, or to be released to the Mortgagor in accordance with customary second mortgage servicing procedures);

                       (v) all Released Mortgaged Property Proceeds received with respect to the Mortgage Loans, as the case may be;

                       (vi) any amounts paid in connection with the purchase of any Mortgage Loan, as the case may be, and the amount of any Substitution Adjustment received with respect to the Mortgage Loans, as the case may be, paid pursuant to Sections 2.05 and 3.02;

                       (vii) any amount required to be deposited in the Principal and Interest Account pursuant to Section 5.04, 5.08, 5.10 or 5.15(c); and

                       (viii) the amount of any credit life insurance premium refund which is not due to the related Mortgagor.

                  (c) The foregoing requirements for deposit in the Principal and Interest Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, the Servicing Fee with respect to each Mortgage Loan, and payments in the nature of prepayment penalties or premiums, late payment charges and assumption fees, to the extent received and permitted by Sections 7.01 and 7.03, together with the difference between any Liquidation Proceeds and the related Net Liquidation Proceeds, need not be deposited by the Servicer in the Principal and Interest Account.

                  (d) Any interest earnings on funds held in the Principal and Interest Account paid by a Designated Depository Institution shall be for the account of the Servicer and may only be withdrawn from the Principal and Interest Account by the Servicer immediately following its monthly remittance of the Available Funds to the Certificate Administrator. Any reference herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of such investment earnings.

Section 5.04      Permitted Withdrawals From the Principal and Interest Account.

                  The Servicer shall withdraw funds from the Principal and Interest Account for the following purposes:

                  (a) to effect the remittance to the Certificate Administrator by 12:00 noon New York time on each Determination Date as follows: the portion of the Excess Spread relating to the Mortgage Loans and the portion of the Available Funds, that are net of Compensating Interest and Monthly Advances and for the related Distribution Date to the Certificate Administrator for deposit in the Certificate Account. For the purposes of this Section 5.04(a), the calculation of the Available Funds shall be made without reference to the actual deposit of funds in the Certificate Account;

                  (b) to reimburse itself for any accrued unpaid Servicing Fees, unreimbursed Monthly Advances and for unreimbursed Servicing Advances to the extent that funds relating to such amount have been deposited in the Principal and Interest Account (and not netted from Monthly Payments received). The Servicer's right to reimbursement for unpaid Servicing Fees and, except as provided in the following sentence, Servicing Advances and Monthly Advances shall be limited to Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to reimbursement for Servicing Advances and Monthly Advances in excess of such amounts shall be limited to any late collections of interest received on the Mortgage Loans, generally, including Liquidation Proceeds, Released Mortgaged Property Proceeds and Insurance Proceeds and any other amounts which would otherwise be distributed to the Class X or Class R Certificateholders; provided, however, that the Servicer's right to such reimbursement pursuant hereto shall be subordinate to the rights of the applicable Class A, Class M and/or Class B Certificateholders to receive the related Interest Shortfall Carryforward Amounts;

                  (c) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (d) (i) to make investments in Permitted Instruments and (ii) to pay to itself, as permitted by Section 5.03(d), interest paid in respect of Permitted Instruments or by a Designated Depository Institution on funds deposited in the Principal and Interest Account;

                  (e) to withdraw any funds deposited in the Principal and Interest Account that were not required to be deposited therein or were deposited therein in error;

                  (f) to pay itself servicing compensation pursuant to Section
7.03 hereof or interest as permitted under the definition of Excess Proceeds;

                  (g) to withdraw amounts required to be deposited into the Servicing Account pursuant to Section 6.11(a).

                  (h) to clear and terminate the Principal and Interest Account upon the termination of the Trust Fund.

                  So long as no default or Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, the Principal and Interest Account shall either be maintained as an interest-bearing account meeting the requirements set forth in Section 5.03(a), or the funds held therein may be invested by the Servicer (to the extent practicable) in Permitted Instruments. In either case, funds in the Principal and Interest Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments must be held by or registered in the name of "HomEq Servicing Corporation in trust for the registered holders of RAFC Trust 2001-1 Asset Backed Certificates, Series 2001-1." All interest or other earnings from funds on deposit in the Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from the Principal and Interest Account pursuant to clause (d)(ii) above. The amount of any losses incurred in connection with the investment of funds in the Principal and Interest Account in Permitted Instruments shall be deposited in such Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

Section 5.05      Payment of Taxes, Insurance and Other Charges.

                  With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

                  With respect to each Mortgage Loan which is a first lien Mortgage Loan, or as to which the Servicer has advanced the outstanding principal balance of any Prior Lien pursuant to Section 5.14 or as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage (provided, however, that to the extent the Servicer advances its own funds, such advances shall constitute "Servicing Advances"). To the extent that a Mortgage does not provide for escrow payments, the Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. Notwithstanding anything contained herein to the contrary, the Servicer may choose not to make the payments described above on a timely basis, provided that collections on the related Mortgage Loan that are required to be remitted to the Trust Fund would not be reduced, as a result of such failure to timely pay, from the amount that would otherwise be remitted to the Trust Fund; provided further, however, that this provision shall not have the effect of permitting the Servicer to take, or fail to take, any action in respect of the payments described herein that would adversely affect the interest of the Trust Fund in any Mortgaged Property.

Section 5.06      Transfer of Principal and Interest Account.

                  The Servicer may, upon written prior notice to the Trustee and the Certificate Administrator, transfer the Principal and Interest Account to a different Designated Depository Institution.

Section 5.07      Maintenance of Hazard Insurance.

                  The Servicer shall cause to be maintained, subject to the provisions of Section 5.08 hereof, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the least of (a) the outstanding principal balance owing on the Mortgage Loan and any Prior Lien, (b) the full insurable value of the premises securing the Mortgage Loan and (c) the minimum amount required to compensate for damage or loss on a replacement cost basis. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be purchased a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan and any Prior Lien, (ii) the full insurable value of the Mortgaged Property, or (iii) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain, to the extent such insurance is available, on REO Property, fire and hazard insurance in the amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary second mortgage servicing procedures) shall be deposited in the Principal and Interest Account, subject to withdrawal pursuant to Section 5.04.

It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer.

Section 5.08      Maintenance of Mortgage Impairment Insurance Policy.

                  In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Trustee on behalf of the Certificateholders as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without coinsurance, and otherwise complies with the requirements of Section 5.07, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 5.07, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.07, and there shall have been a loss which would have been covered by such policy, deposit in the Principal and Interest Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with Section 5.07 and the amount paid under such blanket policy. Upon the request of the Trustee or the Certificate Administrator, the Servicer shall cause to be delivered to the Trustee or the Certificate Administrator, as applicable, a certified true copy of such policy. The current issuer of such policy is Lloyds of London.

Section 5.09      Fidelity Bond.

                  The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount equal to $1,500,000, and a maximum deductible of $100,000, if commercially available, with coverage on all employees acting in any capacity requiring them to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). The fidelity bond shall insure the Trustee and its respective officers, and employees, against losses resulting from forgery, theft, embezzlement or fraud, by such Servicer Employees. The errors and omissions policy shall insure against losses resulting from the errors, omissions and negligent acts of such Servicer Employees. No provision of this Section 5.09 requiring such fidelity bond and errors and omissions insurance shall relieve the Servicer from its duties as set forth in this Agreement. Upon the request of the Trustee or the Certificate Administrator, the Servicer shall cause to be delivered to the Trustee or the Certificate Administrator, as applicable, a certified true copy of such fidelity bond and insurance policy. The current issuer of such fidelity bond and insurance policy is National Union Fire Insurance Company of Pittsburgh, Pennsylvania.

Section 5.10      Title, Management and Disposition of REO Property.

                  In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall, subject to Section 12.10, be taken in the name of the Trustee for the benefit of the applicable Certificateholders.

                  The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the applicable Certificateholders.

                  The Servicer shall cause to be deposited in the Principal and Interest Account, no later than five Business Days after the receipt thereof, all revenues received with respect to the conservation and disposition of the related REO Property net of funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

                  The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the applicable Certificateholders. The proceeds of sale of the REO Property shall be promptly deposited in the Principal and Interest Account as received from time to time and, as soon as practicable thereafter, the expenses of such sale shall be paid, the Servicer shall, subject to Section 5.04, reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees, and unreimbursed Monthly Advances, and the Servicer shall deposit in the Principal and Interest Account the net cash proceeds of such sale to be distributed to the applicable Certificateholders, in accordance with Section 6.04 hereof.

                  In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property before the end of the third calendar year following the year of its acquisition unless the Servicer shall have received an Opinion of Counsel also addressed to the Trustee to the effect that the holding of such Mortgaged Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause either the REMIC to fail to qualify as a REMIC at any time that any Class X Certificates are outstanding. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Servicer pursuant to this Section shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund, and no construction shall take place on such Mortgaged Property, in such a manner or pursuant to any terms that would cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust Fund of any "income from non-permitted assets" which is subject to taxation within the meaning of Sections 860G(c) and 857(b)(4)(B) of the Code. If a period greater than the three calendar year period referred to above is permitted under this Agreement and is necessary to sell any REO Property, the Servicer shall give appropriate notice to the Trustee and the Certificate Administrator and shall report monthly to the Certificate Administrator as to the progress being made in selling such REO Property.

Section 5.11      Certain Tax Information.

                  The Servicer shall furnish (a) any information which may be required under the Code including the computation of the present value of the "excess inclusions" (as defined in Section 860E of the Code) with respect to any transfer of a Class R Certificate, and, upon request, shall provide such information to any Holder of a Class R Certificate and to the Internal Revenue Service within 60 days of such request for a reasonable fee and (b) the information required to be furnished pursuant to Sections 1.860F-4 and 1.6049-7 of the Regulations.

Section 5.12      Collection of Certain Mortgage Loan Payments.

                  The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments due on a Mortgage Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days after the initially scheduled due date for such payment provided that the Servicer determines such extension would not be considered a new mortgage loan for federal income tax purposes. In the event the Servicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Servicer shall nonetheless make payment of any required Monthly Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 5.04(b) hereof.

Section 5.13 Access to Certain Documentation and Information Regarding the Mortgage Loans.

                  The Servicer shall provide to the Trustee, the Custodian, the Certificate Administrator, the Certificateholders, the FDIC, the Office of Thrift Supervision and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Mortgage Loans required by applicable local, state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

Section 5.14      Superior Liens.

                  The Servicer shall file of record a request for notice of any action by a superior lienholder under a Prior Lien for the protection of the Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer must also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

                  If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by any Prior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust Fund, whatever actions are necessary to protect the interests of the related Certificateholders and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. The Servicer shall immediately notify the Trustee of any such action or circumstances. The Servicer will advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the related Certificateholders. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

                                   ARTICLE VI

                       PAYMENTS TO THE CERTIFICATEHOLDERS

Section 6.01      Certificate Account.

                  (a) No later than the Closing Date, the Certificate Administrator will establish and maintain with itself in its trust department a separate trust account, which shall not be interest bearing, titled "RAFC Certificate Account 2001-1" (the "Certificate Account").

                  (I) The Certificate Administrator shall, promptly upon receipt, deposit into the Certificate Account and retain therein:

                       (i) the Available Funds (net of the amount of Monthly Advances and Compensating Interest deposited pursuant to subclause (ii) below);

                       (ii) the Compensating Interest and the Monthly Advance remitted to the Trustee by the Servicer; and

                       (iii) amounts required to be paid by the Servicer pursuant to Section 6.03(e) in connection with losses on investments of amounts in the Certificate Account.

                  (b) Amounts on deposit in the Certificate Account shall be withdrawn, in no particular order of priority:

                       (i) by the Certificate Administrator, to invest amounts on deposit in the Certificate Account in Permitted Instruments pursuant to
Section 6.03;

                       (ii) by the Certificate Administrator, to pay on a monthly basis to the Servicer as additional servicing compensation interest paid and earnings realized on Permitted Instruments;

                       (iii) by the Certificate Administrator, to withdraw any amount not required to be deposited in the Certificate Account or deposited therein in error; and

                       (iv) by the Certificate Administrator, to clear and terminate the Certificate Account upon the termination of the Trust Fund in accordance with the terms of Section 11.01 hereof.

Section 6.02      Expense Account.

                  (a) No later than the Closing Date, the Certificate Administrator will establish and maintain with itself in its trust department a trust account, which shall not be interest-bearing, titled "RAFC Expense Account 2001-1" (the "Expense Account"). The Trustee shall deposit into the Expense
Account:

                       (i) on each Distribution Date from the amounts on deposit in the Certificate Account an amount equal to one-twelfth of that portion of the Annual Expense Escrow Amount (as determined by the Servicer or the Certificate Administrator) relating to the Mortgage Loans, subject to the provisions of
Section 6.04(d); and

                       (ii) upon receipt, amounts required to be paid by the Servicer pursuant to Section 6.03(e) in connection with losses on investments of amounts in the Expense Account.

                  (b) If, at any time the aggregate amount then on deposit in the Expense Account shall be insufficient to pay in full the Custodian Fee and the Certificate Administrator Fee (each as calculated by the Servicer) and expenses then due with respect to the Trust Fund, the Trustee, the Custodian or Certificate Administrator, as the case may be, shall make demand on the Servicer to advance the amount of such insufficiency, and the Servicer shall promptly advance such amount to the Certificate Administrator for deposit in the Expense Account. Thereafter, the Servicer shall be entitled to reimbursement from the Expense Account for the amount of any such advance from any excess funds available pursuant to subclause (c)(ii) below. Without limiting the obligation of the Servicer to advance such insufficiency, in the event the Servicer does not advance the full amount of such insufficiency by the Business Day immediately preceding the Determination Date, the amount of such insufficiency shall be deposited into the Expense Account for payment to the Trustee, the Custodian or the Certificate Administrator, as the case may be, pursuant to
Section 6.04(d)(xi), to the extent of available funds in the Certificate
Account.

                  (c) The Certificate Administrator may invest amounts on deposit in the Expense Account in Permitted Instruments pursuant to Section 6.07 hereof, and the Certificate Administrator shall withdraw amounts on deposit in the Expense Account to:

                       (i) pay the Custodian Fee and the Certificate Administrator Fee and expenses with respect to the Trust Fund in accordance with written instructions provided by the Servicer or the Certificate Administrator;


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

                       (ii) pay on a monthly basis to the Servicer as additional servicing compensation interest paid and earnings realized on Permitted Instruments;

                       (iii) to withdraw any amounts not required to be deposited in the Expense Account or deposited therein in error; and

                       (iv) to clear and terminate the able Expense Account upon the termination of the Trust Fund in accordance with Section 11.01 hereof.

                  (d) On the twelfth Distribution Date following the Closing Date, and on each twelfth Distribution Date thereafter, the Certificate Administrator shall determine that all payments required to be made during the prior twelve month period pursuant to subclauses (c)(i), (c)(ii) and (c)(iii) above, have been made, and, if all such payments have been made, from the amounts remaining in the Expense Account, the Certificate Administrator shall (in the following order of priority):

                       (i) reimburse the Servicer and/or the Seller, for reimbursable advances made pursuant to Section 9.01;

                       (ii) reimburse the Servicer for advances made by it pursuant to subclause (b) above; and

                       (iii) remit to the Servicer as additional servicing compensation any amounts remaining in any Expense Account after payments made pursuant to subclauses (c)(i), (c)(ii), (c)(iii), (d)(i) and (d)(ii), above.

Section 6.03      Investment of Accounts.

                  (a) So long as no default or Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account held by the Certificate Administrator, shall be invested and reinvested by the Certificate Administrator, as directed in writing by the Servicer, in one or more Permitted Instruments bearing interest or sold at a discount. If no such direction is received, the Certificate Administrator shall invest the funds in any such Account in the Permitted Instruments described in paragraph (f) of the definition thereof. No such investment in the Certificate Account shall mature later than the Business Day immediately preceding the next Distribution Date and no such investment in the Expense Account shall mature later than the Business Day immediately preceding the date such funds will be needed to pay fees or premiums or be transferred to the Certificate Account, as the case may be; provided, however, the Certificate Administrator, or any affiliate thereof may be the obligor on any investment which otherwise qualifies as a Permitted Instrument and any investment on which the Certificate Administrator is the obligor may mature on such Distribution Date or date when needed, as the case may be.

                  (b) If any amounts are needed for disbursement from any Account held by the Certificate Administrator, and sufficient uninvested funds are not available to make such disbursement, the Certificate Administrator, shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Certificate Administrator, shall not be liable for any investment loss or other charge resulting therefrom.


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

                  (c) Subject to Section 12.01 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee, resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Trustee is the obligor thereon).

                  (d) The Trustee shall invest and reinvest funds in the Accounts held by it to the fullest extent practicable, in such manner as the Servicer shall from time to time direct in writing, but only in one or more Permitted Instruments.

                  (e) All income or other gain from investments in any Account held by the Trustee shall be deposited in such Account, immediately on receipt, and the Trustee shall notify the Servicer of any loss resulting from such investments. The Servicer shall remit the amount of any such loss from its own funds, without reimbursement therefor, to the Trustee for deposit in the Account from which the related funds were withdrawn for investment by the next Determination Date following receipt by the Servicer of such notice.

Section 6.04      Flow of Funds.

                  (a) Distributions of Interest. On each Distribution Date, the Certificate Administrator shall withdraw from the Certificate Account that portion of the Available Funds which represents the Interest Remittance Amount for that distribution date and apply such amount in the following order of priority (based solely upon information provided by the Servicer):

                       (i) to the Expense Account, an amount equal to one-twelfth of the Annual Expense Escrow Amount with respect to the Mortgage Loans, plus any amount required to be paid to the Trustee, the Certificate Administrator or the Custodian pursuant to Section 6.02(a) resulting from insufficiencies in such Expense Account;

                       (ii) concurrently, to the Holders of the Class A-1, Class A-2 and Class A-3 Certificates, the related Current Interest and any Interest Shortfall Carryforward Amount for each such Class;

                       (iii) to the Holders of the Class M-1 Certificates, the related Current Interest and any Interest Shortfall Carryforward Amount for such Class;

                       (iv) to the Holders of the Class M-2 Certificates, the related Current Interest and any Interest Shortfall Carryforward Amount for such Class;

                       (v) to the Holders of the Class B-1 Certificates, the related Current Interest and any Interest Shortfall Carryforward Amount for such Class;

                       (vi) to the Holders of the Class B-2 Certificates, the related Current Interest and any Interest Shortfall Carryforward Amount for such Class; and

                       (vii) any remaining Interest Remittance Amount will be applied as described below under Section 6.04(d).


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

                  (b) Distributions of Principal Prior to Stepdown Date. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Certificate Administrator shall withdraw from the Certificate Account that portion of the Available Funds which represents the Principal Remittance Amount and make the distributions in the following amounts and order of priority:

                       (i) to the Holders of the Class A-1 Certificates, the entire amount of the Principal Distribution Amount, until the Certificate Balance of the Class A-1 Certificates has been reduced to zero;

                       (ii) concurrently, to the Holders of the Class A-2 and Class A-3 Certificates, the remaining Principal Distribution Amount, until the Certificate Balances of the Class A-2 and Class A-3 Certificates have been reduced to zero, such payment to be made pro rata between such Classes on the basis of the Certificate Balances of such Classes immediately prior to such distribution date;

                       (iii) if the Certificate Balance of the Class A Certificates has been reduced to zero, to the Holders of the Class M-1 Certificates, the remaining Principal Distribution Amount until the Certificate Balance of the Class M-1 Certificates has been reduced to zero;

                       (iv) if the Certificate Balances of the Class A and Class M-1 Certificates have been reduced to zero, to the Holders of the Class M-2 Certificates, the remaining Principal Distribution Amount until the Certificate Balance of the Class M-2 Certificates has been reduced to zero;

                       (v) if the Certificate Balances of the Class A and Class M Certificates have been reduced to zero, to the Holders of the Class B-1 Certificates, the remaining Principal Distribution Amount until the Certificate Balance of the Class B-1 Certificates has been reduced to zero;

                       (vi) if the Certificate Balances of the Class A, Class M and Class B-1 Certificates have been reduced to zero, to the Holders of the Class B-2 Certificates, the remaining Principal Distribution Amount until the Certificate Balance of the Class B-2 Certificates has been reduced to zero; and

                       (vii) any remaining Principal Distribution Amount will be applied as described under Section 6.04(d).

                  (c) Distributions of Principal On or After Stepdown Date. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Certificate Administrator shall withdraw from the Certificate Account that portion of the Available Funds which represents the Principal Remittance Amount and make the distributions in the following amounts and order of priority:

                       (i) the Class A Principal Distribution Amount will be distributed:

                           (a) to the Holders of the Class A-1 Certificates,
                  until the principal balance of the Class A-1 Certificates is reduced to zero; and

                           (b) to the Holders of the Class A-2 and Class A-3
                  Certificates, such payment to be made pro rata between such Classes on the basis of the Certificate Balances of such Classes immediately prior to such Distribution Date, until the Certificate Balances of the Class A-2 and Class A-3 Certificates are reduced to zero;

                       (ii) to the Holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount;

                       (iii) to the Holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount;

                       (iv) to the Holders of the Class B-1 Certificates, the Class B-1 Principal Distribution Amount;

                       (v) to the Holders of the Class B-2 Certificates, the Class B-2 Principal Distribution Amount; and

                       (vi) any remaining Principal Distribution Amount will be applied as described under Section 6.04(d).

                  (d) Distributions of Excess Cashflow. On each Distribution Date, the Certificate Administrator will make the following distributions to the extent of amounts available therefor from Sections 6.04(a)(vii), 6.04(b)(vii) and 6.04(c)(vi) in the following order of priority:

                       (i) to the Holders of the Class A Certificates, any unpaid Interest Shortfall Carryforward Amounts for those Classes, such payment to be made pro rata among these Classes on the basis of the shortfalls for each Class;

                       (ii) to fund the Accelerated Principal Distribution Amount, if any;

                       (iii) to the Holders of the Class M-1 Certificates, any unpaid Interest Shortfall Carryforward Amount for that Class;

                       (iv) to the Holders of the Class M-1 Certificates, any unpaid Applied Realized Loss Amount for that class;

                       (v) to the Holders of the Class M-2 Certificates, any unpaid Interest Shortfall Carryforward Amount for that Class;

                       (vi) to the Holders of the Class M-2 Certificates, any unpaid Applied Realized Loss Amount for that class;

                       (vii) to the Holders of the Class B-1 Certificates, any unpaid Interest Shortfall Carryforward Amount for that Class;


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

                       (viii) to the Holders of the Class B-1 Certificates, any unpaid Applied Realized Loss Amount for that class;

                       (ix) to the Holders of the Class B-2 Certificates, any unpaid Interest Shortfall Carryforward Amount for that Class;

                       (x) to the Holders of the Class B-2 Certificates, any unpaid Applied Realized Loss Amount for that class;

                       (xi) to the Expense Account, the amount, if any, required to be deposited therein pursuant to Section 6.02(b) hereof;

                       (xii) to the Holders of the Class X Certificates, the Class X Distribution Amount; and

                       (xiii) any remainder, to the Holders of the Class R-2 Certificates.

                  (e) All distributions made to the Certificateholders on each Distribution Date will be made on a pro rata basis among the Certificateholders of the respective Class of record on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall, except for the final payment on such Certificates, be made by wire transfer of immediately available funds to the account of such Certificateholder as shall appear on the Certificate Register without the presentation or surrender of the Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, at the expense of each such Certificateholder unless such Certificateholder shall own of record Certificates which have original principal amounts aggregating (i) at least $5,000,000 or
(ii) one of the two highest outstanding amounts less than $5,000,000.

Section 6.05      Allocation of Realized Losses.

                  (a) If on any Distribution Date, after taking into account all Realized Losses experienced during the prior Collection Period and after taking into account the distribution of principal (including the Accelerated Principal Distribution Amount), with respect to the Certificates on such Distribution Date, the aggregate Class Principal Balance of the Certificates exceeds the aggregate Principal Balance of the Mortgage Loans, as applicable, as of the end of the related Collection Period, then the Class Principal Balance of the Class M and/or Class B Certificates shall be reduced such that the level of the Overcollaterization Amount is zero, rather than negative. The resulting Applied Realized Loss Amount for the applicable Class shall be applied as a reduction in the Class Principal Balance of the related Class M and/or Class B Certificates in reverse order of seniority, i.e., first against the Class B-2 Class Principal Balance until it is reduced to zero, then against the Class B-1 Class Principal Balance until it is reduced to zero, then against the Class M-2 Class Principal Balance until it is reduced to zero, and lastly against the Class M-1 Class Principal Balance until it is reduced to zero. In no event shall the Class Principal Balance of any Class A Certificate be written down as a result of applying Realized Losses.



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

                  (b) Once the Class Principal Balance of a Class of Class M and/or Class B Certificates, as applicable, has been reduced the amount of such reduction will no longer bear interest, nor will such amount thereafter be "reinstated" or "written up," although the amount of such write down may, on future Distribution Dates, be paid to Holders of the Class M and/or Class B Certificates which experienced the write down, in direct order of seniority as distributions on account of the related Class M-1, Class M-2, Class B-1, or Class B-2 Realized Loss Amounts, as applicable.

Section 6.06      Statements.

                  (a) Each month, not later than 12:00 noon New York time on the Determination Date, the Certificate Administrator shall prepare a report signed by an officer of the Certificate Administrator (a "Certificate Administrator's Report") stating the date (day, month and year), the Series number of the Certificates, the date of this Agreement, and the following (based solely on the information received from the Servicer in the Servicer's monthly computer tape):

                       (i) the Available Funds for the related Distribution
Date;

                       (ii) the Class Principal Balances for each Class of Certificates or, in the case of the first Determination Date, the Original Principal Balance for each Class of Certificates;

                       (iii) the Principal Distribution Amounts for the related Distribution Date, in the aggregate and listed separately for the portions relating to each Class of Certificates;

                       (iv) the Overcollateralization Amount and Targeted Overcollateralization Amount for the related Distribution Date;

                       (v) the number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the Collection Period;

                       (vi) the amount of all Curtailments which were received during the Collection Period;

                       (vii) the aggregate amount of all Excess Payments and the amounts of Monthly Payments in respect of principal received during the Collection Period;

                       (viii) the amount of interest received on the Mortgage Loans;

                       (ix) the amount of the Monthly Advances to be made on the Determination Date, the portion of the Monthly Advances to be deposited in the Certificate Account pursuant to Section 6.01(a)(ii), and the Compensating Interest payment to be made on the Determination Date;

                       (x) the delinquency and foreclosure information set forth in the form attached hereto as Exhibit I;

                       (xi) the amount of any Realized Losses incurred during the related Collection Period;


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

                       (xii) the Current Interest for the Distribution Date for each Class of Certificates and any Interest Shortfall Carryforward Amount relating to each Class of Certificates;

                       (xiii) the Reimbursable Amounts and amounts payable to the Class X Certificates pursuant to Sections 6.04(d) with respect to the Distribution Date;

                       (xiv) the Class Principal Balance for each Class of Certificates and the Principal Balance after giving effect to the distribution to be made on the Distribution Date and after allocation of Realized Losses made on such Distribution Date;

                       (xv) the Cumulative Realized Losses with respect to the Distribution Date;

                       (xvi) the Supplemental Interest Amount for the Class A-2 Certificates with respect to the Distribution Date;

                       (xvii) the Servicing Fees, and amounts to be deposited to the Expense Account;

                       (xviii) the amount of all payments and reimbursements to the Servicer pursuant to Section 5.04(b), (c), (d)(ii), (e) and (f);

                       (xix) the weighted average maturity and weighted average Mortgage Interest Rate of the Mortgage Loans for the related Collection Period, and the weighted average Mortgage Interest Rate for the prior three month period;

                       (xx) the Pass-Through Rate for each Class of Certificates with respect to the Distribution Date and if the Pass-Through Rate for any Class of Certificates was based on the Pool Cap (or in the case of the Class A-2 Certificates, the Fixed Cap), what it would have been without regard to the Pool Cap (or Fixed Cap);

                       (xxi) the rate of LIBOR with respect to the Distribution Date;

                       (xxii) the Pool Cap with respect to the Distribution
Date;

                       (xxiii) if the Pass-Through Rate for the Class A-2 Certificates for such Distribution Date is based on the Fixed Cap, the amount of any remaining Supplemental Interest Amount for such Class after any Supplemental Interest Payments are made for such Distribution Date;

                       (xxiv) with respect to the Class A-2 Certificates, the amount of the distribution, if any, allocable to Supplemental Interest Amount and the amount of any Supplemental Interest Amount for all prior Distribution Dates after giving effect to such distribution;

                       (xxv) whether the Trigger Event is in effect;




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

                       (xxvi) the amount of any Applied Realized Loss Amount with respect to each Class of Certificates, the amount of Realized Losses for the related Collection Period with respect to the Mortgage Loans, and the amount of Cumulative Realized Losses on the Mortgage Loans as of the close of such Distribution Date;

                       (xxvii) the amount of the Accelerated Principal Distribution Amount for such Distribution Date;

                       (xxviii) the number and Principal Balance of all Defaulted Mortgage Loans purchased during the Collection Period;

                       (xxix) the Overcollaterization Amount for the applicable Distribution Date;

                       (xxx) such other information as the Trustee may reasonably require.

                  The Certificate Administrator will make the report to Certificateholders available each month via the Certificate Administrator's internet website. The Certificate Administrator's internet website will initially be located at "www.firstlinkabs.com". Assistance in using the website can be obtained by calling the Certificate Administrator's customer service desk at 704-383-9568. Parties that are unable to use the above distribution method are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.

                  The Trustee shall forward such report to the Certificateholders on the Distribution Date, together, if requested by a Certificateholder, with a separate report indicating the amount of funds deposited in the Certificate Account pursuant to Section 6.01(a); and the amounts which are reimbursable to the Servicer or the Seller, as appropriate, pursuant to Sections 6.02(c)(i) and 6.02(c)(ii).

                  In the discretion of the Certificate Administrator, in the case of certain information furnished pursuant to the above provisions, the amounts shall be expressed in a separate Section of the report as a dollar amount for each Class per $25,000 original dollar amount as of the Cut-Off Date.

                  Each month, not later than the third Business Day prior to the Determination Date occurring in such month, the Servicer shall deliver to the Certificate Administrator the Servicer's Monthly Computer Tape in the form attached hereto as Exhibit J (both in hard copy and in computer tape form). The Certificate Administrator may rely fully upon and shall have no liability with respect to any information provided to it by the Servicer. The Certificate Administrator shall not be obligated to verify, recompute, reconcile or confirm any information contained in the Servicer's Monthly Computer Tape or otherwise provided by the Servicer.

                  In making any payments or distributions required to be made by them pursuant to any of the provisions hereof, the Certificate Administrator shall make such payments and distributions based solely upon the information contained in the Servicer's Monthly Computer Tape or, if such information is not included in the Servicer's Monthly Computer Tape, upon written instructions of the Servicer. The Trustee may rely fully upon and shall have no liability with


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

respect to any such information provided to it by the Servicer or the Certificate Administrator. The Trustee shall not be obligated to verify, recompute, reconcile or confirm any information contained in any Certificate Administrator's Report or otherwise provided by the Certificate Administrator or the Servicer.

                  (b) Within a reasonable period of time after the end of each calendar year, the Certificate Administrator shall furnish to each Person who at any time during the calendar year was a Certificateholder and who so requests the amount of interest and principal distributed with respect to each Class of Certificates plus such other customary information as the Certificate Administrator determines to be necessary and/or required by the Internal Revenue Service to enable the Certificateholders to prepare their tax returns for such calendar year. Such obligation of the Certificate Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Administrator pursuant to any requirements of the Code as from time to time are in force.

                  (c) On each Distribution Date, the Certificate Administrator shall make available to the Class X and Class R Certificateholders a copy of the report forwarded to the Certificateholders in respect of such Distribution Date, as the case may be, and a statement, prepared by the Servicer or the Certificate Administrator, setting forth the amounts actually distributed to the Class X and Class R Certificateholders, on such Distribution Date together with such other information as the Servicer or Certificate Administrator provides and deems necessary or appropriate.

                  (d) Within a reasonable period of time after the end of each calendar year, the Certificate Administrator shall distribute to each Person who at any time during the calendar year was a Class X or Class R Certificateholder and who so requests such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class X or R Certificateholder, as applicable. Such obligation of the Certificate Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Administrator pursuant to any requirements of the Code as from time to time in force.

                  (e) Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Certificates.

                  (f) The Servicer shall furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Certificateholder may reasonably require; provided, that the Servicer shall be entitled to be reimbursed by such Certificateholder for the Servicer's actual expenses incurred in providing such reports if such reports are not producible in the ordinary course of the Servicer's business.


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

                  (g) The Certificate Administrator shall, on behalf of the Trust Fund, prepare, sign and file with the Securities and Exchange Commission any and all reports, statements and information respecting the Trust which the Depositor determines are required to be filed with the Securities and Exchange Commission pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, each such report, statement and information to be filed on or prior to the required filing date for such report, statement or information. Upon the request of the Certificate Administrator, each of the Servicer and the Depositor shall cooperate with the Certificate Administrator in the preparation of any such report and shall provide to the Certificate Administrator in a timely manner all such information or documentation as the Certificate Administrator may reasonably request in connection with the performance of its duties and obligations under this Section 6.06(g).

Section 6.07      Advances by the Servicer.

                  Not later than 12:00 noon New York time on each Determination Date, the Servicer shall remit to the Certificate Administrator for deposit in the Certificate Account an amount (as indicated in the Servicer's Certificate prepared pursuant to Section 6.06), to be distributed on the related Distribution Date pursuant to Section 6.04, equal to the aggregate amount of scheduled principal and interest (net of the Servicing Fee) for each Delinquent Mortgage Loan that is an Actuarial Loan. Such amount is defined herein as the "Monthly Advance." The Servicer may reimburse itself for Monthly Advances made pursuant to Section 5.04.

                  Notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made if the Servicer determines that such Monthly Advance would, if made, constitute a Nonrecoverable Advance.

Section 6.08      Compensating Interest.

                  The Certificateholders shall be entitled to a full month's interest for each Mortgage Loan for any month during which a Principal Prepayment or Curtailment is received on such Mortgage Loan. Not later than the 12:00 noon New York time on each Determination Date, with respect to each Mortgage Loan for which a Principal Prepayment or Curtailment was received during the related Collection Period, the Servicer shall remit to the Certificate Administrator for deposit in the Certificate Account from amounts otherwise payable to it as servicing compensation, an amount (such amount required to be delivered to the Certificate Administrator is referred to herein as "Compensating Interest") (as indicated in the Servicer's Monthly Tape prepared pursuant to Section 6.06) equal to the difference between (a) interest on the actual number of days since the last Distribution Date to but not including the upcoming Distribution Date or, with respect to the first Distribution Date, from the Closing Date, at the then weighted average Mortgage Interest Rates on the Principal Balance of each such Mortgage Loan and (b) the amount of interest actually received on each such Mortgage Loan for such Collection Period as of the beginning of the Collection Period applicable to the Distribution Date on which such amount will be distributed.


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

Section 6.09      Reports of Foreclosure and Abandonment of Mortgaged Property.

                  Each year the Trustee shall execute and return to the Servicer for filing the reports of foreclosures and abandonments of any Mortgaged Property prepared by the Servicer required by Section 6050J of the Code. In order to facilitate this reporting process, the Servicer, on or before January 15th of each year, shall provide to the Certificate Administrator and the Trustee reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Trust Fund acquired an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of the Mortgage Loan, or (ii) knew or had reason to know that a Mortgaged Property had been abandoned. The reports from the Servicer shall be in form and substance sufficient to enable the Trustee to meet the reporting requirements imposed by such Section 6050J.

Section 6.10      Supplemental Interest Account.

                  (a) The parties do hereby create and establish a sub-trust of the Trust Fund, which shall hold an account, which, no later than the Closing Date, the Certificate Administrator shall establish and maintain, as a segregated trust account that is an Eligible Account, which shall be titled "Supplemental Interest Account, Citibank, N.A., as Trustee for the registered holders of RAFC Trust 2001-1, Asset-Backed Certificates, Series 2001-1, Class A-2" (the "Supplemental Interest Account"). The Certificate Administrator shall, promptly upon receipt, deposit in the Supplemental Interest Account all amounts received by it from the Servicer in respect of the Cap Agreement. Funds deposited in the Supplemental Interest Account shall be held in trust by the Certificate Administrator for the Class A-2 Certificateholders and the Holder of the SI Trust Certificate for the uses and purposes set forth herein.

                  (b) The Certificate Administrator will invest funds deposited in the Supplemental Interest Account as directed in writing by the Servicer in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Certificate Administrator or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Certificate Administrator or an Affiliate manages or advises such investment. For federal income tax purposes, the Holder of the SI Trust Certificate shall be the owner of the Supplemental Interest Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Supplemental Interest Account shall be credited to such Account. At no time will the Supplemental Interest Account be an asset of any REMIC created hereunder. In no event shall the Certificate Administrator be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Certificate Administrator shall have no liability in respect of losses incurred as a result of the liquidation of any Permitted Investments prior to its stated maturity or failure to provide timely written direction.

                  (c) On each Remittance Date, the Certificate Administrator shall distribute the funds held in the Supplemental Interest Account as follows:


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

                       (i) first, to pay the Supplemental Interest Amount for the Class A-2 Certificates; and

                       (ii) second, any excess to the Holder of the SI Trust Certificate.

                  (d) The Certificate Administrator shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Person entitled thereto of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  (e) Notwithstanding any other provision of this Section 6.06, the right to receive the Supplemental Interest Amount shall not be separately transferable from the Class A-2 Certificates.

Section 6.11 Establishment of Servicing Account; Collection of Taxes, Assessments and Similar Items.

                  (a) The Servicer shall establish and maintain, or cause to be established and maintained, one or more Servicing Accounts (each a "Servicing Account"). The Servicer will deposit and retain, or cause to be deposited and retained, therein all collections from the Mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the Mortgagors.

                  (b) The deposits in the Servicing Accounts shall be held in a Designated Depository Institution in accounts each designated as a "Mortgage Loan Servicing Account," held in trust by the Servicer or a Subservicer acting on its own behalf and as agent for holders of various pass-through securities and other interests in mortgage loans sold by it. The amount at any time credited to a Servicing Accounts must be fully insured by FDIC, or, to the extent that such deposits exceed the limits of such insurance, such excess must be (i) transferred to another fully insured account in another Designated Depository Institution or (ii) if permitted by applicable law, invested in Permitted Instruments held in trust by the Servicer or a Subservicer. Withdrawals of amounts from a Servicing Account may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to reimburse the related Servicer or Subservicer for any advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Accounts, to pay the related Servicer or Subservicer the remainder of any income on balances in the Servicing Accounts or to clear and terminate the Servicing Accounts at or any time after the termination of this Agreement.

                                  ARTICLE VII

                           GENERAL SERVICING PROCEDURE

Section 7.01      Assumption Agreements.

                  When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the


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maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or if such enforcement would materially increase the risk of default or delinquency on, or materially decrease the security for, such Mortgage Loan. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Certificate Administrator and the Trustee, that any such substitution or assumption agreement has been completed by forwarding to the Custodian (who shall forward it to the Certificate Administrator and the Trustee) the original of such substitution or assumption agreement, which original shall be added by the Custodian to the related Trustee's Mortgage File and shall, for all purposes, be considered a part of such Trustee's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 7.01, the Servicer shall not change the Mortgage Interest Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

Section 7.02      Satisfaction of Mortgages and Release of Mortgage Files.

                  The Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Certificateholders may have under the mortgage instruments, subject to Section 5.01 hereof. The Servicer shall maintain the Fidelity Bond as provided for in Section 5.09 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian, the Certificate Administrator and the Trustee, by an Officers' Certificate in the form of Exhibit F attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 5.03 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Trustee's Mortgage File. Upon receipt of such certification and request, the Custodian



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shall promptly release the related Trustee's Mortgage File to the Servicer.
Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of servicing compensation and shall not be chargeable to the Principal and Interest Account or the Certificate Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any primary mortgage guaranty insurance policy, the Custodian shall, upon request of the Servicer and delivery to the Custodian of a certification in the form of Exhibit F attached hereto signed by a Servicing Officer, release the related Trustee's Mortgage File to the Servicer and the Custodian shall execute such documents furnished by the Servicer as shall be necessary to the prosecution of any such proceedings. Such servicing receipt shall obligate the Servicer to return the Trustee's Mortgage File to the Custodian when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Principal and Interest Account and remitted to the Trustee for deposit in the Certificate Account or the Trustee's Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or nonjudicially, and the Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Trustee's Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Custodian to the Servicer.

                  The Trustee upon the request of the Servicer and receipt of the applicable documents from the Custodian shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Trustee by the Servicer or take any other action requested in such request, that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days of the Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Trustee's satisfaction that the related Mortgage Loan has been paid in full by or on behalf of the Mortgagor and that such payment has been deposited in the Principal and Interest Account.



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

                  Notwithstanding anything in this Agreement to the contrary, all requests for release, and certificates of the Servicer relating to releases of the related Trustee's Mortgage Files shall be delivered by the Servicer to the Custodian, which shall forward such requests to the Certificate Administrator and the Trustee, and all releases of Trustee's Mortgage Files shall be made by delivery of such files by the Trustee to the Custodian, which shall be responsible for delivering such files to the Servicer or its designee. The Trustee shall not be liable for the Custodian's failure or delay in forwarding a request for release to the Trustee or for the Custodian's failure or delay in delivering a Trustee's Mortgage File to the Servicer or its designee or returning such file to the Trustee.

Section 7.03      Servicing Compensation.

                  As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Principal and Interest Account or to retain from interest payments on the Mortgage Loans the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption and other administrative fees, prepayment penalties and premiums, interest paid on funds on deposit in the Principal and Interest Account, interest paid and earnings realized on Permitted Instruments, amounts remitted pursuant to Section 6.02(c)(ii) and late payment charges shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Trustee for deposit in the Certificate Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

Section 7.04      Annual Statement as to Compliance.

                  The Servicer will deliver to the Trustee, the Certificate Administrator and each of the Rating Agencies, on or before January 31 of each year beginning January 31, 2002, an Officers' Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VII, (ii) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default.

Section 7.05      Annual Independent Public Accountants' Servicing Report.

                  On or before January 31 of each year beginning January 31, 2002, the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Trustee to furnish a letter or letters to the Trustee, the Certificate Administrator and the Rating Agencies to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.



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Section 7.06      Trustee's and Certificate Administrator's Right to Examine
Servicer Records and Audit Operations.

                  The Trustee and the Certificate Administrator shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. No amounts payable in respect of the foregoing shall be paid from the Trust Fund.

Section 7.07      Reports to the Trustee; Principal and Interest Account
Statements.

                  Not later than 20 days after each Record Date, the Servicer shall forward to the Certificate Administrator a statement, upon request, certified by a Servicing Officer, setting forth the status of the Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Principal and Interest Account for each category of deposit specified in Section 5.03, the aggregate of withdrawals from the Principal and Interest Account for each category of withdrawal specified in Section 5.04, the aggregate amount of permitted withdrawals not made in the related Collection Period, and the amount of any Monthly Advances or payments of Compensating Interest, in each case, for the related Collection Period.

Section 7.08      Administration of Cap Agreement.

                  (a) The Servicer shall take all such actions on behalf of the Trustee and the Certificate Administrator as are necessary to administer the Cap Agreement and to enforce the Trustee's rights under the Cap Agreement, which actions shall conform to the standards of an institution prudently administering the Cap Agreement for its own account. Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Trustee and the Certificate Administrator to do anything it deems appropriate or desirable in connection with the administration of the Cap Agreement. The Servicer shall make its best reasonable efforts to collect or cause to be collected from the Cap Agreement counterparty payments due to the Trustee thereunder.

                  (b) The Servicer shall cause to be deposited into the Supplemental Interest Account all payments received from the Cap Agreement counterparty under the terms of the Cap Agreement.

                  (c) Notwithstanding the provisions of Section 7.08(a) and (b), the Servicer shall not take any action in regard to the Cap Agreement that is inconsistent with the interests of the Trustee on behalf of the Class A-2 Certificateholders and the Holder of the SI Trust Certificate therein.

                  (d) The Trustee and the Certificate Administrator shall furnish the Servicer with any powers of attorney and other documents in form as provided to it that are necessary or appropriate to enable the Servicer to service and administer the Cap Agreement, and the Trustee and the Certificate Administrator shall not be liable for the actions of the Servicer under such powers of attorney.



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                                  ARTICLE VIII

                                   [RESERVED]


                                   ARTICLE IX

                                  THE SERVICER

Section 9.01      Indemnification; Third Party Claims.

                  The Servicer agrees to indemnify and hold the Trustee, the Certificate Administrator, the Custodian and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Administrator, the Custodian and any Certificateholder may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Trustee, the Certificate Administrator, the Custodian and each Certificateholder if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the applicable indemnified parties) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Certificate Administrator, the Trustee, the Custodian and/or Certificateholder in respect of such claim. The Certificate Administrator shall reimburse the Servicer from the Expense Account pursuant to
Section 6.02(c)(i), and, if necessary, from amounts otherwise payable to the Holders of the Class X Certificates from the Remaining Amount Available for all amounts advanced by it pursuant to the preceding sentence with respect to the Trust Fund except when the claim relates directly to the failure of the Servicer to service and administer the Mortgages in compliance with the terms of this Agreement.

Section 9.02      Merger or Consolidation of the Servicer.

                  The Servicer will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

                  Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000 and a valid Contract of Insurance and shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger or consolidation to the Trustee.


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Section 9.03      Limitation on Liability of the Servicer and Others.

                  The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

Section 9.04      Servicer Not to Resign.

                  The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Trustee and the Majority Certificateholders, or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trustee and to each Certificateholder, which Opinion of Counsel shall be in form and substance acceptable to the Trustee. No such resignation shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 10.02.

Section 9.05      Appointment of Certificate Administrator.

                  The Servicer and the Trustee hereby appoint FUNB as Certificate Administrator and, in such capacity, the Certificate Administrator shall have all the rights, powers, obligations and duties respecting the Certificate Administrator set forth herein.

                  The Certificate Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. The Certificate Administrator shall have all the rights and benefits of and the limitation on liability afforded to the Trustee under Article XII to the same extent as though the Certificate Administrator had been named in the various provisions of Article XII.

Section 9.06      Appointment of Special Servicer.

                  At any time prior to the occurrence of an Event of Default, the initial Holders of a majority of the Percentage Interest of the Class X Certificates may, by notice in writing to the Servicer, the Certificate Administrator and the Trustee, require the Servicer to appoint a sub-servicer for one or more specific Mortgage Loans, or replace HomEq Servicing Corporation as Servicer with an entity named by such Certificateholder: provided, however, that (i) such appointment shall not result in any of the Rating Agencies lowering the ratings then assigned by it to any Class of Certificates and (ii) any successor servicer is designated at least a "select servicer" by S&P. Any removal of HomEq Servicing Corporation as Servicer and appointment of a successor also shall comply with the provisions of Section 10.02. If the initial Holder of the Class X Certificates transfers more than a majority of the Percentage Interest of such Class, such Holder will no longer have the rights set forth in this Section 9.06. Also, upon the occurrence of an Event of Default, the Holders of the Class X Certificates shall lose such rights.


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                                    ARTICLE X

                                     DEFAULT

Section 10.01     Events of Default.

                  (a) In case one or more of the following Events of Default shall occur and be continuing, that is to say:

                       (i) (A) the failure by the Servicer to make any required Servicing Advance, to the extent such failure materially and adversely affects the interests of the Certificateholders; (B) the failure by the Servicer to make any required Monthly Advance; (C) the failure by the Servicer to remit any Compensating Interest; or (D) any failure by the Servicer to remit to Certificateholders, or to the Trustee for the benefit of the Certificateholders, any payment required to be made under the terms of this Agreement which continues unremedied, in the case of the events described in clauses (i)(A) and
(i)(C) for 30 days, after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by any Certificateholder; or

                       (ii) failure by the Servicer or the Seller duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer or the Seller as set forth in this Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Seller, as the case may be, by the Trustee or to the Servicer or the Seller, as the case may be, and the Trustee by any Certificateholder; or

                       (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

                       (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

                       (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;



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

                  (b) then, and in each and every such case, so long as an Event of Default shall not have been remedied, and in the case of clause (i) above (except for clause (i)(B)), if such Event of Default shall not have been remedied within 30 days after the Servicer has received notice of such Event of Default, (x) with respect solely to clause (i)(B) above, if such Monthly Advance is not made earlier than 4:00 p.m. New York time on the Determination Date, the Trustee shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and, unless such failure is cured, either by receipt of payment or receipt of evidence satisfactory to the Trustee (e.g., a wire reference number communicated by the sending bank) that such funds have been sent, by 12:00 Noon New York time on the following Business Day, the Trustee shall immediately assume, pursuant to Section 10.02 hereof, the duties of a successor Servicer; and (y) in the case of clauses (i)(A), (i)(C), (i)(D), (ii),
(iii), (iv) and (v), the Majority Certificateholders, by notice in writing to the Servicer, may, in addition to whatever rights such Certificateholders may have at law or equity including damages, injunctive relief and specific performance, in each case commence termination of all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, as Servicer. Upon receipt by the Servicer of a second written notice from the Majority Certificateholders stating that they or it intend to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 10.02, pass to and be vested in the Trustee or its designee and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Servicer to the Principal and Interest Account or thereafter received with respect to the Mortgage Loans. Notwithstanding anything herein to the contrary, the Trustee shall not be held liable by reason of any failure to make, or any delay in making, any payment or distribution hereunder or any portion thereof caused by the failure of the Servicer to deliver, or any delay in delivering, cash, documents, records or other instruments to it.

Section 10.02     Trustee to Act; Appointment of Successor.

                  Within a period not to exceed ninety (90) days after the time the Servicer receives a notice of termination pursuant to Section 10.01 or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 9.04 or the Servicer is removed as servicer pursuant to this Article X, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided, however, that the Trustee shall not be liable for any actions of any servicer prior to it, and that the Trustee shall not be obligated to make advances or payments pursuant to Sections 6.02, 6.07, 6.04, 5.05, 5.10 or 5.14 but only to the extent the Trustee, determines reasonably and in good faith that such advances would not be recoverable, such determination to be evidenced with respect to each such advance by a certification of a Responsible Officer of the Trustee. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Servicer would have been entitled to receive from the Principal and Interest Account pursuant to Section 5.04 if the Servicer had continued to act as servicer hereunder, together with other servicing compensation in the form of assumption fees, late payment charges, the Servicing Fee or otherwise as provided in Sections 7.01 and 7.03.


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

                  Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Certificateholders so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution reasonably acceptable to the Rating Agencies (as confirmed by a letter from each Rating Agency stating that no reduction of any rating issued in respect of the Certificates will occur as a result of such appointment), that has a net worth of not less than $15,000,000 and which is approved as a servicer by Fannie Mae and Freddie Mac as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Servicing Fees, and other servicing compensation in the form of assumption fees, late payment charges or otherwise. In the event the Trustee is required to solicit bids as provided herein, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to, with respect to the Mortgage Loans each would be servicing, the full amount of the aggregate Servicing Fees relating to such Mortgage Loans as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Monthly Advances. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in a Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. The Trustee shall be entitled to be reimbursed from the Servicer for all costs associated with the transfer of servicing from the predecessor servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively. Neither the Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the



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failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Trustee to each Certificateholder and the Rating Agencies shall have consented thereto (as confirmed by a letter from each Rating Agency stating that no reduction of any rating issued in respect of the Certificates will occur as a result of such appointment). The Trustee shall not resign as servicer until a successor servicer reasonably acceptable to the Rating Agencies has been appointed (as confirmed by a letter from each Rating Agency stating that no reduction of any rating issued in respect of the Certificates will occur as a result of such appointment).

                  Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.03 or otherwise as provided in this Agreement. The Servicer, the Trustee, the Certificate Administrator, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

Section 10.03     Waiver of Defaults.

                  The Majority Certificateholders may, on behalf of all Certificateholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article X, provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

Section 10.04      Control by Majority Certificateholders.

                  The Majority Certificateholders may direct the time, method and place of conducting any proceeding relating to the Trust Fund or the Certificates or for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Fund provided that:

                       (i) such direction shall not be in conflict with any rule of law or with this Agreement;

                       (ii) the Trustee shall have been provided with indemnity satisfactory to it; and

                       (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Holders not so directing.



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                                   ARTICLE XI

                                   TERMINATION

Section 11.01     Termination.

                  Subject to Section 11.03, this Agreement shall terminate upon notice to the Trustee and the Certificate Administrator of either: (a) the latter of the final payment or other liquidation of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder, or (b) mutual consent of the Servicer and all Certificateholders in writing; provided, however, that in no event shall the Trust established by this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James, alive as of the date hereof.

                  Subject to Section 11.03, the Servicer may, at its option, on any date on which the aggregate Principal Balances of the Mortgage Loans are less than ten (10) percent of the aggregate Principal Balances of the Mortgage Loans as of the Cut-Off Date (such date, the "Optional Servicer Termination Date"), purchase on the next succeeding Distribution Date, all of the Mortgage Loans and any related REO Properties at a price equal to the sum of (x) 100% of the Principal Balances of the Mortgage Loans before the occurrence of Realized Losses, and any related REO Property, and (y) accrued but unpaid interest thereon (whether through payments by the applicable Mortgagor, Monthly Advances or otherwise) at the weighted average Mortgage Interest Rate of the Mortgage Loans (the "Termination Price").

                  Notice of any termination, specifying the Distribution Date upon which the Trust Fund will terminate and the Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation shall be given promptly by the Servicer by letter to the Certificateholders mailed during the month of such final distribution before the Determination Date in such month, specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of such Certificates at the office of the Certificate Administrator therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of such Certificates at the office of the Certificate Administrator therein specified. The Servicer shall give such notice to the Trustee and the Certificate Administrator. The Servicer shall give such notice to the Trustee at the time such notice is given to Certificateholders. Any obligation of the Servicer to pay amounts due to the Trustee, the Certificate Administrator and the Custodian shall survive the termination of the Trust Fund.

                  In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to such remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto and shall at the expense of the Trust Fund cause to be published once, in the eastern edition of The Wall Street Journal notice that such money remains unclaimed. If within six months after the second notice all of such Certificates shall not have been surrendered for cancellation, the Certificate Administrator



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may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within the period then specified in the escheat laws of the State of New York after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Certificate Administrator upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Class R Certificateholders for payment.

Section 11.02     Termination Upon Loss of REMIC Status.

                  (a) Following a final determination by the Internal Revenue Service, or by a court of competent jurisdiction, in either case, from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that either REMIC does not and will no longer qualify as a REMIC pursuant to Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination, the Majority Certificateholders may direct the Trustee on behalf of REMIC to adopt a "plan of complete liquidation" (within the meaning of Section 860F(a)(4) of the Code) and the Trustee shall notify the Certificate Administrator. Upon receipt of such direction by the Majority Certificateholders, the Certificate Administrator shall notify the Class R Certificateholders of such election to liquidate or such determination to purchase, as the case may be (the "Termination Notice"). The Holders of a majority of the Percentage Interest of the Class R Certificates then outstanding may, within 60 days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from the Lower Tier REMIC all Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Lower Tier REMIC at a purchase price equal to the Termination Price.

                  (b) If, during the Purchase Option Period, the Class R Certificateholders have not exercised the option described in the immediately preceding paragraph, then upon the expiration of the Purchase Option Period in the event that the Majority Certificateholders have given the Trustee the direction described in clause (a) above, the Trustee shall sell the Mortgage Loans and distribute the proceeds of the liquidation in accordance with the plan of complete liquidation, such that, if so directed, the distribution of the proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 60th day, or such later day as the Class A, Class M and Class B Certificateholders shall permit or direct in writing, after the expiration of the Purchase Option Period. In connection with such purchase, the Servicer shall remit to the Certificate Administrator all amounts then on deposit in the Principal and Interest Account for deposit to the related Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

                  (c) Following a Final Determination, the Holders of a majority of the Percentage Interest of the Class R Certificates then outstanding may, at their option and upon delivery to the Trustee and the Certificate Administrator of an opinion of nationally recognized tax counsel selected by the Holders of the Class R Certificates which opinion shall be reasonably satisfactory in form and substance to the Majority Certificateholders to the effect that the effect


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of the Final Determination is to increase substantially the probability that the gross income of either REMIC will be subject to federal taxation, purchase from the Lower Tier REMIC all Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Lower Tier REMIC at a purchase price equal to the Termination Price. In connection with such purchase, the Servicer shall remit to the Certificate Administrator all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.
The foregoing opinion shall be deemed satisfactory unless the Majority Certificateholders give the Holders of a majority of the Percentage Interest of the Class R Certificates notice that such opinion is not satisfactory within thirty days after receipt of such opinion.

Section 11.03     Additional Termination Requirements.

                  (a) In the event the Servicer exercises its purchase option as provided in Section 11.01 or 11.02, each REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 11.03 will not (i) result in the imposition of taxes on "prohibited transactions" on either REMIC as defined in Section 860F of the Code, or (ii) cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                       (i) Within 90 days prior to the final Distribution Date, the holders of the Class R Certificates shall adopt a plan of complete liquidation meeting the requirements of a "Qualified Liquidation" under Section 860F of the Code and any regulations thereunder;

                       (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell for cash all of the assets of the Lower Tier REMIC to the Servicer; and

                       (iii) At the time of the making of the final payment on the Certificates, the Trustee shall (x) deposit into and withdraw from the Certificate Account the amount of such final payment and shall distribute or credit, or cause to be distributed or credited, to the Certificateholders of each Class, the related Class Principal Balance, plus interest on the actual number of days since the last Distribution Date up to but not including the upcoming Distribution Date at the related Class Pass-Through Rate, and (y) to the Class R Certificateholders, distribute all cash on hand after such payment and after payment of all amounts due and owing to the Trustee, the Certificate Administrator and the Custodian hereunder to the respective Certificateholders.

                  (b) By their acceptance of the Class R Certificates the holders thereof hereby (i) agree to adopt such a plan of complete liquidation upon the written request of the Servicer and to take such other action in connection therewith as may be reasonably requested by the Servicer and (ii) appoint the Servicer as their attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation.


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Section 11.04     Accounting Upon Termination of Servicer.

                  Upon termination of the Servicer under Article X hereof, the Servicer shall:

                  (a) deliver to its successor or, if none shall yet have been appointed, to the Certificate Administrator the funds in the Principal and Interest Account;

                  (b) deliver to its successor or, if none shall yet have been appointed, to the Certificate Administrator all Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

                  (c) deliver to its successor or, if none shall yet have been appointed, to the Certificate Administrator and, upon request, to the Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of moneys held in trust by it for the payments or charges with respect to the Mortgage Loans; and

                  (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to their successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                   ARTICLE XII

                                   THE TRUSTEE

Section 12.01     Duties of the Trustee.

                  The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement, provided, however that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, the Seller, the Certificate Administrator or any Depositor hereunder. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders.


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                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                       (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                       (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                       (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                       (iv) In the absence of actual knowledge of a Responsible Officer of the Trustee of an Event of Default, the Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall be specifically notified in writing by the Servicer or any of the Certificateholders. In the absence of actual knowledge or receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default; and

                       (v) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 12.02     Certain Matters Affecting the Trustee.

                  (a) Except as otherwise provided in Section 12.01:

                       (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;



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                       (ii) The Trustee may consult with counsel of its
selection and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                       (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                       (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                       (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the aggregate Class Principal Balances of all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from the Servicer's own funds;

                       (vi) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

                       (vii) The Trustee shall not be required to give any bond or surety in respect of the execution of the trust created hereby or the powers granted hereunder; and

                       (viii) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

                       (ix) Anything is this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect, punitive or consequential damages of any kind whatsoever regardless of the form of action from which such damages may have arisen.



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                  (b) Following the Startup Day, the Trustee shall not knowingly accept any contribution of assets to the Trust Fund unless the Trustee shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust
Fund to any tax under the REMIC Provisions or other applicable provisions of federal, New York State or New York City law or ordinances.

Section 12.03     Trustee Not Liable for Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Servicer, and the Trustee assume no responsibility for their correctness. The Trustee make no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Principal and Interest Account by the Servicer. The Trustee shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.

Section 12.04     Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not the Trustee, and may otherwise deal with the parties hereto.

Section 12.05 Seller to Pay Trustee's, Certificate Administrator's and Custodian's Fees and Expenses.

                  The Seller will pay or reimburse the Trustee, the Certificate Administrator and the Custodian upon request for all reasonable expenses, disbursements and advances incurred or made in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith, provided that the Trustee, the Certificate Administrator and the Custodian shall have no lien on the Trust Fund, other than the Expense Account, for the payment of its fees and expenses. To the extent that actual fees and expenses of the Trustee, the Certificate Administrator or the Custodian exceed the amount available for payment thereof on deposit in the Expense Account as of the date such fees and expenses are due and payable, the Seller shall reimburse the respective party for such shortfall out of its own funds without reimbursement therefor, except as provided in Section 6.02. The Trustee, the Certificate Administrator and the Custodian and any director, officer, employee or agent of the Trustee, the Certificate Administrator and the Custodian shall be indemnified by the Seller and held harmless against any loss, liability or expense (including reasonable attorney's fees) incurred in connection with the performance of their duties or the exercise of their rights under this Agreement, or with respect to the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or thereunder or by reason of reckless disregard of obligations and duties hereunder or thereunder.



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                  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee, the Certificate Administrator or the Custodian. Without limiting the foregoing, in the event that fails to pay the expenses and indemnities due hereunder, such amounts shall be payable from the Certificate Account at any time.

Section 12.06     Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a banking association organized and doing business under the laws of any state or the United States of America, (i) authorized under such laws to exercise corporate trust powers, (ii) having a combined capital and surplus of at least $30,000,000, (iii) except in the case of the initial Trustee, whose unsecured and unguaranteed long-term debt obligations shall be rated at least "A" by S&P and (iv) subject to supervision or examination by federal or state authority. If such banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section its combined capital and surplus shall be deemed to be as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign, upon the request of the Majority Certificateholders, in the manner and with the effect specified in Section 12.07.

Section 12.07     Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the Certificate Administrator and to all Certificateholders. Upon receiving such notice of resignation, the Certificate Administrator shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Certificate Administrator. Unless a successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 12.06 and shall fail to resign after written request therefor by the Certificate Administrator, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Certificate Administrator may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Certificate Administrator.



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                  The Majority Certificateholders may at any time remove the
Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Certificate Administrator, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 12.08. If the Trustee resigns or is removed pursuant to any provision of this Section, the Trustee shall also be deemed to have resigned or been removed, as the case may be, as the Supplemental Trustee.

Section 12.08     Successor Trustee.

                  Any successor trustee appointed as provided in Section 12.07 shall execute, acknowledge and deliver to the Certificate Administrator and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 12.06.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Certificate Administrator shall mail notice of the succession of such successor trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Certificate Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Certificate Administrator.

                  Any successor trustee hereunder shall automatically, without any further action on its part, become the successor Supplemental Trustee under the Supplemental Trust.

Section 12.09     Merger or Consolidation of the Trustee.

                  Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 12.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.




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Section 12.10     Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee, pursuant to the procedure set forth below, to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 12.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 12.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 12.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 12.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trustee shall not be responsible for any action or inaction of any such separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.



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


Section 12.11     Authenticating Agent.

                  Upon the request of the Certificate Administrator, the Trustee shall appoint an Authenticating Agent, with power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of the Certificates in connection with transfers and exchanges under Section 4.02, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by that Section to authenticate and deliver Certificates. For all purposes of this Agreement, the authentication and delivery of Certificates by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Certificates by the Trustee. Such Authenticating Agent shall at all times be a Person meeting the requirements for the Trustee set forth in Section 12.06, other than Section 12.06(iv).

                  Any corporation or national banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation or national banking association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation or national banking association is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

                  Any Authenticating Agent may at any time resign by giving notice of resignation to the Trustee and the Certificate Administrator. The Trustee may at any time terminate the agency of any Authenticating Agent appointed by it by giving written notice of termination to such Authenticating Agent and the Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Authenticating Agent and shall give written notice of such appointment to all Certificateholders as their names and addresses appear on the Certificate Register. The Servicer agrees to pay to the Authenticating Agent from time to time reasonable compensation for its services. The provisions of Sections 4.04 and 12.03 shall be applicable to any Authenticating Agent.

Section 12.12     Tax Returns and Reports.

                  The Trustee, upon request, will furnish the Certificate Administrator with all such information within the Trustee's possession as may be reasonably required in connection with the Certificate Administrator's preparation of all Tax Returns of either REMIC and, upon request within five (5) Business Days after its receipt thereof, shall (i) sign on behalf of either REMIC any Tax Return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws, and (ii) cause such Tax Return to be returned to the Certificate Administrator for filing.

                  For Federal income tax purposes, the taxable year of the Trust Fund shall be a calendar year and the Certificate Administrator shall maintain or cause the maintenance of the books of the Lower Tier REMIC and the Upper Tier REMIC on the accrual method of accounting.

                  The Certificate Administrator shall prepare and file or cause to be filed with the Internal Revenue Service Federal tax information returns with respect to either REMIC and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby. In connection with the foregoing, the Certificate Administrator shall provide the name, address and telephone number of the person who can be contacted to obtain information required to be reported to the holders of regular interests in either REMIC (the "REMIC Reporting Agent") as required by IRS Form 8811. The Certificate Administrator shall indicate the election to treat each REMIC as a REMIC (which election shall apply to the taxable period ending December 31, 2001 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee shall sign all tax information returns provided to it by the Certificate Administrator to be filed pursuant to this Section and any other returns as may be required by the Code, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Certificate Administrator. The Certificate Administrator is hereby designated as the Tax Matters Person (within the meaning of Section 1.860F-4(d) of the Regulations) for REMIC I. Any Holder of a Class R Certificate will by acceptance thereof so appoint the Certificate Administrator as agent and attorney-in-fact for the purpose of acting as Tax Matters Person. In the event that the Code or applicable Treasury Regulations prohibit the Trustee from signing tax or information returns or other statements, or the Certificate Administrator from acting as Tax Matters Person (as an agent or otherwise), the Trustee or the Certificate Administrator shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of a Class R Certificate to sign such returns or act as tax matters person. Each Holder of a Class R Certificate shall be bound by this Section.

                  The Trustee shall provide upon request such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service and any Person purporting to transfer a Class R Certificate.

Section 12.13     Appointment of Custodian.

                  The Trustee and the Certificate Administrator hereby appoint FUNB as Custodian with respect to the Trustee's Mortgage Files relating to all Mortgage Loans that constitute, or may in the future constitute, part of the Trust Fund. The Custodian shall be responsible hereunder solely for the express duties and functions specified for it herein with respect to the custody, review and confirmation, safekeeping, substitution and release of the Trustee's Mortgage Files relating to the Mortgage Loans. The Custodian shall have all of the rights and benefits of and limitations on liability afforded to be Trustee under this Article XII to the same extent as though the Custodian had been named in the various provisions of this Article XII.

                  The Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder as Custodian and shall be without liability for any action reasonably taken in good faith pursuant to such advice, provided that such action is not in violation of applicable Federal or State law. The Custodian shall have no duties or obligations other than those specifically set forth herein, and no further duties or obligations shall arise by implication or otherwise. The Custodian shall have no responsibility or duty with respect to the Trustee's Mortgage Files that it has relinquished from its possession pursuant to the terms hereof during the period of time that the Custodian is not in possession of such Trustee's Mortgage Files. The Custodian agrees to use its best judgment and good faith in the performance of such obligations and duties and shall incur no liability for its acts or omissions hereunder, except as may result from its negligence or willful misconduct. No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

Section 12.14     Protection of Trust Fund.

                  (a) The Trustee will hold the Trust Fund in trust for the benefit of the Holders and, at the request of the Seller, will from time to time execute and deliver all such supplements and amendments hereto pursuant to
Section 13.02 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request as it deems reasonably necessary or advisable, to:

                       (i) more effectively hold in trust all or any portion of the Trust Fund;

                       (ii) perfect, publish notice of, or protect the validity of any grant made or to be made by this Agreement;

                       (iii) enforce any of the Mortgage Loans; or

                       (iv) preserve and defend title to the Trust Fund and the rights of the Trustee, and the ownership interests of the Owners represented thereby, in the Trust Fund against the claims of all Persons and parties;

provided, that, upon the occurrence of an Assignment Event, this Section 12.14(a) shall not be construed to require the Trustee to, at its own expense, cause proper assignments of each Mortgage to be recorded in the relevant real property recording office.

                  The Trustee shall send copies of any request received from the Seller to take any action pursuant to this Section 12.14 to the others.

                  (b) Subject to Article X hereof, the Trustee shall have the power to enforce, and shall enforce the obligations of the other parties to this Agreement by action, suit or proceeding at law or equity, and shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Holders; provided, however, that nothing in this Section 12.14 shall require any action by the Trustee unless the Trustee shall first (i) have been famished indemnity satisfactory to it and (ii) when required by this Agreement, have been requested to take such action by the Majority Certificateholders or the Certificate Administrator in accordance with the terms of this Agreement.

                  (c) The Trustee shall execute any instrument required pursuant to this Section so long as such instrument does not conflict with this Agreement or with the Trustee's fiduciary duties.

Section 12.15     Calculation of LIBOR.

                  (a) On each Interest Determination Date, the Certificate Administrator will determine LIBOR based on the rate for one-month U.S. dollar deposits (the "One Month Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date in determining the each Pass-Through Rate for the Distribution Date in the following month. If such LIBOR rate does not appear on Telerate Page 3750, the LIBOR rate for that day will be determined on the basis of the rates at which deposits in United States dollars, having the One-Month Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market by the Reference Banks. The Certificate Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Certificate Administrator, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks having a One-Month Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable Interest Accrual Period will be LIBOR in effect for the previous Interest Accrual Period.

                  Neither the Seller, Servicer nor the Trustee shall have any liability or responsibility to any Person for the selection of any Reference Bank for the purpose of determining LIBOR. In determining LIBOR and the Pass-Through Rates the Certificate Administrator may conclusively rely and shall be protected in relying upon the rates appearing on Telerate Page 3750 or the offered quotations (whether written, oral or on Telerate Page 3750) from Reference Banks, as appropriate, in effect from time to time. Neither of the Seller, the Servicer nor the Trustee shall have liability or responsibility to any Person for (i) the Certificate Administrator's selection of Reference Banks for purposes of determining LIBOR or (ii) the Certificate Administrator's or the Servicer's inability, as applicable, following a good-faith reasonable effort, to obtain such quotations from Reference Banks or such New York City banks or to determine such arithmetic mean, all as provided for in this Section 12.15.

                  The establishment of LIBOR and the Pass-Through Rates by the Certificate Administrator shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate, the Seller and the Servicer.

                  The Certificate Administrator is not responsible for determining (or for the failure of the Servicer to determine) the Pool Cap.



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

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

Section 13.01     Acts of Certificateholders.

                  Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders if the Majority Certificateholders agree to take such action or give such consent or approval.

Section 13.02     Amendment.

                  (a) This Agreement may be amended from time to time by the Servicer and the Trustee by written agreement, without notice to or consent of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or any Custodial Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee at the expense of the party requesting the amendment, adversely affect the interests of any Certificateholder in any material respect or any other party and further provided that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party.

                  (b) This Agreement may be amended from time to time by the Depositors, the Seller, the Servicer and the Trustee, with the prior written consent of the Majority Certificateholders and the Holders of the majority of the Percentage Interest in each of the Class X, and Class R Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of REMIC I as a REMIC or cause a tax to be imposed on REMIC I, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Certificates affected thereby.

                  (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.


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

                  (d) Any amendment to this Agreement shall also require the consent of the Certificate Administrator and/or the Custodian if such proposed amendment affects any of their respective rights, duties or obligations hereunder.

                  (e) Any Opinion of Counsel delivered to the Trustee pursuant to this Section 13.02 also shall state that the amendment being made is permitted by the terms of this Agreement.

Section 13.03     Recordation of Agreement.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Majority Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

Section 13.04     Duration of Agreement.

                  This Agreement shall continue in existence and effect until terminated as herein provided.

Section 13.05     Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

Section 13.06     Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, delivered via facsimile or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Seller, the Servicer and each Depositor, HomEq Servicing Corporation, 707 Third Street, West Sacramento, California 95605, Attention: Executive Vice President, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Servicer, (ii) in the case of the Trustee Citibank, N.A. [address]
Attention: Corporate Trust Services - RAFC Trust 2001-1, (iii) in the case of the Certificateholders, as set forth in the Certificate Register, (iv) in the case of S&P, to Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Mortgage Surveillance Group, (v) in the case of Moody's, to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Residential Mortgages, (vi) in the case of the Certificate Administrator, First Union National Bank, 410 South Tryon Street, 12th Floor, Charlotte, NC 28288, Attention: HomEq Trust 2001-A or (vii) in the case of the Custodian, First Union National Bank, 2450 Del Paso Road, Suite 100, Sacramento,

CA 95843, Attention Cheryl Whitehead or to such other address as such party may hereafter specify in writing. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

Section 13.07     Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

Section 13.08     No Partnership.

                  Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

Section 13.09     Counterparts.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

Section 13.10     Successors and Assigns.

                  This Agreement shall inure to the benefit of and be binding upon the Servicer, the Depositors, the Trustee and the Certificateholders and their respective successors and assigns.

Section 13.11     Headings.

                  The headings of the various Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

Section 13.12     Paying Agent.

                  The Trustee may, subject to the eligibility requirements for the Trustee set forth in Section 12.06 hereof, other than Section 12.06(iv), respectively appoint one or more successor Paying Agents.

                  Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Trustee.

                  Each such Paying Agent other than the Trustee shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of Section 6.06, that such Paying Agent will:

                       (i) allocate all sums received for distribution to the Holders of Certificates of each Class for which it is acting as Paying Agent on each Distribution Date among such Holders in the proportion specified by the Trustee; and

                       (ii) hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

                  Any Paying Agent other than the Trustee may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent signed by the Trustee.

                  In the event of the resignation or removal of any Paying Agent other than the Trustee such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee.

                  Upon the appointment, removal or notice of resignation of any Paying Agent, the Trustee shall notify and the Certificateholders by mailing notice thereof to their addresses appearing on the Certificate Register.

Section 13.13     Notification to Rating Agencies.

                  The Seller shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has received notice:
(1) any modification or amendment to this Agreement, (2) any appointment of a Custodian, (3) any change of the Trustee or the Servicer (4) any Event of Default, and (5) the final payment of all the Certificates. The Servicer shall promptly deliver to the Rating Agencies a copy of each of the Servicer's Certificates.

Section 13.14     Third Party Rights.

                  The Trustee, the Transferor, the Servicer and the Depositor agree that each of the Certificate Administrator and the Custodian shall be deemed a third-party beneficiary of this Agreement entitled to all the rights and benefits set forth herein as fully as if it were a party hereto.

Section 13.16     Limitation of Liability of Owner Trustee.

                  Notwithstanding anything else contained herein to the contrary, it is expressly understood and agreed by the parties that (a) this document is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents. In all circumstances hereunder, notwithstanding anything contained herein or in any other document to the contrary, the Owner Trustee is entitled to the benefits of the Trust Agreement and has no obligation to act hereunder other than pursuant to instruction as set forth in the Trust Agreement.

                  IN WITNESS WHEREOF, the Transferor, the Servicer, the Trustee and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                HOMEQ SERVICING CORPORATION,
                                as Servicer


                                By: /s/ Bruce Hurwitz
                                    ---------------------------------
                                Name:  Bruce Hurwizt
                                Title: Senior Vice President


                                RESIDENTIAL ASSET FUNDING
                                CORPORATION, as Depositor.


                                By: /s/ Robert J. Perret
                                    ---------------------------------
                                Name:  Robert J. Perret
                                Title: Director


                                RAFC TRANSFEROR TRUST,
                                as Transferor

                                By: Wilmington Trust Company, not in its
                                individual capacity, but solely as Owner Trustee


                                By: /s/ Patricia A. Evans
                                    ---------------------------------
                                    Name:  Patricia A. Evans
                                    Title: Senior Financial Services Officer


                                CITIBANK, N.A.,
                                not in its individual capacity, but solely as Trustee


                                By: /s/ Kristen Driscoll
                                    ---------------------------------
                                    Name:  Kristen Driscoll
                                    Title: Assistant Vice President





                            [Signature page to PSA]

              Acceptance of Custodian and Certificate Administrator

                  First Union National Bank hereby accepts its appointment pursuant to the within instrument to serve as Custodian and as Certificate Administrator for the purposes specified therein. In connection therewith, First Union National Bank agrees to be bound by all applicable provisions of such instrument.

                                FIRST UNION NATIONAL BANK, as Custodian
                                   and as Certificate Administrator


                                By:  /s/ Robert Ashbaugh
                                     ---------------------------------
                                     Name:  Robert Ashbaugh
                                     Title: Vice Pesident

 STATE OF New York)
                                    : ss.:
COUNTY    New York)


                  On the 27th day of December 2001 before me, a Notary Public in and for said State, personally appeared Kristen Driscoll, known to me to be an officer of Citibank, N.A, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association, executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                          /s/ Peter Paulyshin
                                          ________________________________
                                          Notary Public



                  My Commission expires

STATE OF CALIFORNIA        )
                                    : ss.:
COUNTY OF ___________      )


                  On the day of December 2001 before me, a Notary Public in and for the State of California, personally appeared ________________________ known to me to be the ________________________ of HomEq Servicing Corporation, one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                         ________________________________
                                         Notary Public




                  My Commission expires

STATE OF NORTH CAROLINA    )
                                    : ss.:
COUNTY OF __________       )


                  On the _______ day of December 2001 before me, a Notary Public in and for the State of California, personally appeared _____________________ known to me to be the ___________________ of the Residential Asset Funding Corporation to the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                        _________________________________
                                        Notary Public



                  My Commission expires

STATE OF Delaware          )
                                    : ss.:
COUNTY OF New Castle       )


                  On the 19th day of December 2001 before me, a Notary Public in and for the State of California, personally appeared Patricia A. Evans known to me to be the SFS Officer of the Wilmington Trust Company to the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        /s/ Janel R. Havrilla
                                        _________________________________
                                        Notary Public



                  My Commission expires

STATE OF _____________     )
                                    : ss.:
COUNTY OF __________       )


                  On the _______ day of December 2001 before me, a Notary Public in and for the State of California, personally appeared _____________________ known to me to be the ___________________ of the First Union National Bank to the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        _________________________________
                                        Notary Public




                  My Commission expires

                                    EXHIBIT A

                            CONTENTS OF MORTGAGE FILE

         With respect to each Mortgage Loan, the Mortgage File shall include a copy of any of the following items delivered to the Trustee and an original of any of the other following items, all of which shall be available for inspection by the Certificateholders:

    1. The original Mortgage Note, endorsed "Pay to the order of holder" or "Pay to the order of Citibank, N.A., as Trustee of the RAFC Asset-Backed Trust, Series 2001-1, relating to the RAFC Asset-Backed Certificates, Series 2001-1" and signed in the name of the Person delivering the note by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to such Person.

    2. Either: (i) the original recorded Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer where the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost.

    3. Either (i) the original Assignment of Mortgage from the Person delivering such Assignment to "Citibank, N.A., as Trustee under the Pooling and Servicing Agreement, dated as of November 30, 2001, RAFC Asset Backed Securities, Series 2001-1" with evidence of recording thereon (provided, however, that where permitted under the laws of the jurisdiction wherein the Mortgaged Property is located, the Assignment of Mortgage may be effected by one or more blanket assignments for Mortgage Loans secured by Mortgaged Properties located in the same county) or (ii) a copy of the Assignment of Mortgage certified as a true copy by a Responsible Officer of the Originator where the original was transmitted for recording (provided, however, that where the original Assignment of Mortgage is not being delivered to the Trustee, each such Responsible Officer may complete one or more blanket certificates attaching copies of one or more of such Assignments of Mortgage relating to the Mortgages originated by the related Originator).

    4. The original policy of title insurance or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same, or if the original principal balance of the Mortgage Loan was less than or equal to $15,000 or the Mortgage Loan was not originated by a Originator, other evidence of the status of title, which shall consist of an attorney's opinion of title or certificate of title, a preliminary title report, a property search, a title search, a lot book report, a property information report or a report entitled "prelim" or "PIRT" (property information report), and (ii) proof of hazard insurance in the form of a hazard insurance policy or hazard insurance policy endorsement that names the related Originator, its successors and assigns, as a mortgagee/loss payee, and, if such endorsement does not show the amount insured by the related hazard insurance policy, some evidence of such amount.

    5.   Originals of all assumption and modification agreements, if any.

    6. Either: (i) original intervening assignments, if any, showing a complete chain of title from the originator to the Person delivering such Assignment, including warehousing assignments, with recording information thereon, if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer of the Originator where the original has been transmitted for recording until such time as the originals are returned by the public recording office, or (iii) copies of any assignments certified by the public recording office in those instances where the original recorded assignments have been lost.

    7. Mortgage Loan closing statement and any other truth-in-lending or real estate settlement procedure forms required by law.

    8.   Residential loan application.

    9.   Verification of employment and income, and tax returns, if any.

    10.  Credit report on the mortgagor.

    11. Except with respect to certain Mortgage Loans with original principal balances of less than $15,000, the appraisal made in connection with the origination of the related Mortgage Loan with photographs of the subject property and of comparable properties (if available), constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling and identifying the type thereof.

    12.  Copy of any Prior Lien.

    13. All other papers and records developed or originated by the Originator or others, required to document the Mortgage Loan or to service the Mortgage Loan.

                                    EXHIBIT B

                              FORMS OF CERTIFICATES

                         RAFC ASSET-BACKED TRUST 2001-1,
            LIBOR + 0.05% RAFC ASSET BACKED SECURITIES, SERIES 2001-1

                                    CLASS A-1

                       Representing Certain Interests in a
                        Trust Containing Certain Mortgage
                                 Loans Formed by

                      RESIDENTIAL ASSET FUNDING CORPORATION

         SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

         (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, HomEq Servicing Corporation or any of its subsidiaries. This Certificate represents a Fractional Undivided Interest in the Trust described herein.)

No.:  A-1                                           January 25, 2002                       LIBOR + 0.05%
                                         -----------------------------------             -----------------
                                                       Startup Day                        Remittance Rate

$          53,351,000                                                                        749213AA2
 ---------------------------             -----------------------------------             -----------------
       Original Principal                            Final Scheduled                           CUSIP
             Amount                                   Distribution

                                   Cede & Co.
--------------------------------------------------------------------------------
                                Registered Holder


                  The registered Holder named above is the registered Holder of a fractional interest in a trust fund (the "Trust Fund"), the trust estate of which consists primarily of mortgage loans. The Certificates are issued pursuant to a Pooling and Servicing Agreement, dated as of November 30, 2001 (the "Pooling and Servicing Agreement"), among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank as certificate administrator and custodian.

                  The Holder hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class of Certificates represented by this Certificate. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to the first Distribution Date, be less than the Original Principal Amount set forth above.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS, ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in nine Classes. The Certificates, in the aggregate, represent the entire beneficial ownership in the Trust Fund formed pursuant to the Pooling and Servicing Agreement. The Holder of this Certificate by virtue of acceptance hereof assents and is bound by such Pooling and Servicing Agreement.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date"), commencing January 25, 2002, the Holders of the Certificates as of the close of business on the business day immediately preceding such Distribution Date (the "Record Date") will be entitled to receive an amount equal to the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. Except for the final distribution, distributions will be made in immediately available funds to Holders of Certificates, by wire transfer or otherwise, to the account of a Holder at a domestic bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  The Mortgage Loans will be serviced by HomEq Servicing Corporation (the "Servicer") pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Certificate Account, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Holder of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Holder.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier to occur of (i) the distribution to the Certificateholders of all amounts required to be distributed to them thereunder and (ii) at any time when a Qualified Liquidation of the Trust is effected; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the survivor of the last lineal descendant of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the Startup Date.

                  Written notice of the final distribution to be made with respect to each Class of Certificates shall be given by the Trustee to the Certificateholders of each Class after the Trustee determines that a final distribution is required to be made, specifying (i) the final Distribution Date upon which final distribution on each Class of Certificates will be made upon presentation and surrender of the Certificates of such Class at the office of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable.

                  The final distribution on any Certificate shall only be made upon presentation of such Certificate to the Trustee.

                  The Holders of a majority of the Percentage Interests represented by the Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Fund.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class of Certificates represented by this Certificate are issuable only as registered Certificates in the minimum Percentage Interest corresponding to a minimum denomination of $25,000 original principal amount and integral multiples of $1,000 in excess of $25,000. As provided in the Pooling and Servicing Agreement, Certificates are exchangeable for new Certificates of the same Class as this Certificate in authorized denominations evidencing the same aggregate Percentage Interest.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.

                  Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                CITIBANK, N.A.
                                   not in its individual capacity, but solely in its capacity as Trustee



                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:

This is one of the Class A-1
Certificates referred to in the
within-mentioned Pooling and
Servicing Agreement.



Trustee Authentication

CITIBANK, N.A.
    not in its individual capacity, but solely in its capacity as Trustee



By:
   ----------------------------------
   Name:
   Title:


Date:  December __, 2001

                         RAFC ASSET-BACKED TRUST 2001-1,
            LIBOR + 0.39% RAFC ASSET BACKED SECURITIES, SERIES 2001-1

                                    CLASS A-2

                       Representing Certain Interests in a
                        Trust Containing Certain Mortgage
                                 Loans Formed by

                      RESIDENTIAL ASSET FUNDING CORPORATION

         SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

         (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, The Money Store Inc. or any of its subsidiaries. This Certificate represents a Fractional Undivided Interest in the Trust described herein.)

No.:  A-2                                           January 25, 2002                        LIBOR + 0.39%
                                         -----------------------------------             -------------------
                                                       Startup Day                         Remittance Rate

$          85,000,000                                                                        749213AB0
 ---------------------------             -----------------------------------             -----------------
       Original Principal                            Final Scheduled                           CUSIP
             Amount                                   Distribution

                                   Cede & Co.
--------------------------------------------------------------------------------
                                Registered Holder

                  The registered Holder named above is the registered Holder of a fractional interest in a trust fund (the "Trust Fund"), the trust estate of which consists primarily of mortgage loans. The Certificates are issued pursuant to a Pooling and Servicing Agreement, dated as of November 30, 2001 (the "Pooling and Servicing Agreement"), among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank as certificate administrator and custodian.

                  The Holder hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class of Certificates represented by this Certificate. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to the first Distribution Date, be less than the Original Principal Amount set forth above.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS, ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in nine Classes. The Certificates, in the aggregate, represent the entire beneficial ownership in the Trust Fund formed pursuant to the Pooling and Servicing Agreement. The Holder of this Certificate by virtue of acceptance hereof assents and is bound by such Pooling and Servicing Agreement.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date"), commencing January 25, 2002, the Holders of the Certificates as of the close of business on the last business day of the calendar month immediately preceding such Distribution Date (the "Record Date") will be entitled to receive an amount equal to the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. Except for the final distribution, distributions will be made in immediately available funds to Holders of Certificates, by wire transfer or otherwise, to the account of a Holder at a domestic bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  The Mortgage Loans will be serviced by HomEq Servicing Corporation (the "Servicer") pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans, payments from an interest rate cap agreement and amounts on deposit in the Certificate Account, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Holder of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Holder.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier to occur of (i) the distribution to the Certificateholders of all amounts required to be distributed to them thereunder and (ii) at any time when a Qualified Liquidation of the Trust is effected; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the survivor of the last lineal descendant of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the Startup Date.

                  Written notice of the final distribution to be made with respect to each Class of Certificates shall be given by the Trustee to the Certificateholders of each Class after the Trustee determines that a final distribution is required to be made, specifying (i) the final Distribution Date upon which final distribution on each Class of Certificates will be made upon presentation and surrender of the Certificates of such Class at the office of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable.

                  The final distribution on any Certificate shall only be made upon presentation of such Certificate to the Trustee.

                  The Holders of a majority of the Percentage Interests represented by the Certificates, upon compliance with the requirements set forth in the Pooling and Servicing

Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Fund.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class of Certificates represented by this Certificate are issuable only as registered Certificates in the minimum Percentage Interest corresponding to a minimum denomination of $25,000 original principal amount and integral multiples of $1,000 in excess of $25,000. As provided in the Pooling and Servicing Agreement, Certificates are exchangeable for new Certificates of the same Class as this Certificate in authorized denominations evidencing the same aggregate Percentage Interest.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.

                  Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.



                                CITIBANK, N.A.
                                  not in its individual capacity, but solely in its capacity as Trustee



                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:

This is one of the Class A-2
Certificates referred to in the
within-mentioned Pooling and
Servicing Agreement.



Trustee Authentication

CITIBANK, N.A.
   not in its individual capacity, but solely in its capacity as Trustee



By:
   ------------------------------------
   Name:
   Title:


Date:  December __, 2001

                         RAFC ASSET-BACKED TRUST 2001-1,
               5.115% RAFC ASSET BACKED SECURITIES, SERIES 2001-1

                                    CLASS A-3

                       Representing Certain Interests in a
                        Trust Containing Certain Mortgage
                                 Loans Formed by

                      RESIDENTIAL ASSET FUNDING CORPORATION

                  SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, HomEq Servicing Corporation or any of its subsidiaries. This Certificate represents a Fractional Undivided Interest in the Trust described herein.)

No.:  A-3                                           January 25, 2002                           5.115%
                                         -----------------------------------             -------------------
                                                       Startup Day                         Remittance Rate

$          564,106,000                                                                        749213AC8
 ---------------------------             -----------------------------------             -------------------
       Original Principal                            Final Scheduled                            CUSIP
             Amount                                   Distribution

                                   Cede & Co.
--------------------------------------------------------------------------------
                                Registered Holder

                  The registered Holder named above is the registered Holder of a fractional interest in a trust fund (the "Trust Fund"), the trust estate of which consists primarily of mortgage loans. The Certificates are issued pursuant to a Pooling and Servicing Agreement, dated as of November 30, 2001 (the "Pooling and Servicing Agreement"), among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank as certificate administrator and custodian.

                  The Holder hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class of Certificates represented by this Certificate. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to the first Distribution Date, be less than the Original Principal Amount set forth above.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS, ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in nine Classes. The Certificates, in the aggregate, represent the entire beneficial ownership in the Trust Fund formed pursuant to the Pooling and Servicing Agreement. The Holder of this Certificate by virtue of acceptance hereof assents and is bound by such Pooling and Servicing Agreement.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date"), commencing January 25, 2002, the Holders of the Certificates as of the close of business on the last business day of the calendar month immediately preceding such Distribution Date (the "Record Date") will be entitled to receive an amount equal to the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. Except for the final distribution, distributions will be made in immediately available funds to Holders of Certificates, by wire transfer or otherwise, to the account of a Holder at a domestic bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  The Mortgage Loans will be serviced by HomEq Servicing Corporation (the "Servicer") pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Certificate Account, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Holder of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Holder.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier to occur of (i) the distribution to the Certificateholders of all amounts required to be distributed to them thereunder and (ii) at any time when a Qualified Liquidation of the Trust is effected; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the survivor of the last lineal descendant of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the Startup Date.

                  Written notice of the final distribution to be made with respect to each Class of Certificates shall be given by the Trustee to the Certificateholders of each Class after the Trustee determines that a final distribution is required to be made, specifying (i) the final Distribution Date upon which final distribution on each Class of Certificates will be made upon presentation and surrender of the Certificates of such Class at the office of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable.

                  The final distribution on any Certificate shall only be made upon presentation of such Certificate to the Trustee.

                  The Holders of a majority of the Percentage Interests represented by the Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Fund.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class of Certificates represented by this Certificate are issuable only as registered Certificates in the minimum Percentage Interest corresponding to a minimum denomination of $25,000 original principal amount and integral multiples of $1,000 in excess of $25,000. As provided in the Pooling and Servicing Agreement, Certificates are exchangeable for new Certificates of the same Class as this Certificate in authorized denominations evidencing the same aggregate Percentage Interest.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.

                  Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.



                               CITIBANK, N.A.
                                  not in its individual capacity, but solely in its capacity as Trustee



                               By:
                                  ------------------------------------------
                                  Name:
                                  Title:

This is one of the Class A-3
Certificates referred to
in the within-mentioned
Pooling and Servicing
Agreement.



Trustee Authentication

CITIBANK, N.A.
    not in its individual capacity, but solely in its capacity as Trustee



By:
   -----------------------------------------
   Name:
   Title:


Date:  December __, 2001

                         RAFC ASSET-BACKED TRUST 2001-1,
               6.695% RAFC ASSET BACKED SECURITIES, SERIES 2001-1

                                    CLASS M-1

                       Representing Certain Interests in a
                        Trust Containing Certain Mortgage
                                 Loans Formed by

                      RESIDENTIAL ASSET FUNDING CORPORATION

         SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

         (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, HomEq Servicing Corporation or any of its subsidiaries. This Certificate represents a Fractional Undivided Interest in the Trust described herein.)

No.:  M-1                                           January 25, 2002                            6.695%
                                         -----------------------------------             --------------------
                                                       Startup Day                          Remittance Rate

$          55,574,000                                                                          749213AD6
 ---------------------------             -----------------------------------             --------------------
       Original Principal                            Final Scheduled                             CUSIP
             Amount                                   Distribution

                                   Cede & Co.
--------------------------------------------------------------------------------
                                Registered Holder

                  The registered Holder named above is the registered Holder of a fractional interest in a trust fund (the "Trust Fund"), the trust estate of which consists primarily of mortgage loans. The Certificates are issued pursuant to a Pooling and Servicing Agreement, dated as of November 30, 2001 (the "Pooling and Servicing Agreement"), among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank as certificate administrator and custodian.

                  The Holder hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class of Certificates represented by this Certificate. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to the first Distribution Date, be less than the Original Principal Amount set forth above.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS, ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in nine Classes. The Certificates, in the aggregate, represent the entire beneficial ownership in the Trust Fund formed pursuant to the Pooling and Servicing Agreement. The Holder of this Certificate by virtue of acceptance hereof assents and is bound by such Pooling and Servicing Agreement.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date"), commencing January 25, 2002, the Holders of the Certificates as of the close of business on the last business day of the calendar month immediately preceding such Distribution Date (the "Record Date") will be entitled to receive an amount equal to the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. Except for the final distribution, distributions will be made in immediately available funds to Holders of Certificates, by wire transfer or otherwise, to the account of a Holder at a domestic bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  The Mortgage Loans will be serviced by HomEq Servicing Corporation (the "Servicer") pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Certificate Account, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Holder of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Holder.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier to occur of (i) the distribution to the Certificateholders of all amounts required to be distributed to them thereunder and (ii) at any time when a Qualified Liquidation of the Trust is effected; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the survivor of the last lineal descendant of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the Startup Date.

                  Written notice of the final distribution to be made with respect to each Class of Certificates shall be given by the Trustee to the Certificateholders of each Class after the Trustee determines that a final distribution is required to be made, specifying (i) the final Distribution Date upon which final distribution on each Class of Certificates will be made upon presentation and surrender of the Certificates of such Class at the office of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable.

                  The final distribution on any Certificate shall only be made upon presentation of such Certificate to the Trustee.

                  The Holders of a majority of the Percentage Interests represented by the Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Fund.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class of Certificates represented by this Certificate are issuable only as registered Certificates in the minimum Percentage Interest corresponding to a minimum denomination of $25,000 original principal amount and integral multiples of $1,000 in excess of $25,000. As provided in the Pooling and Servicing Agreement, Certificates are exchangeable for new Certificates of the same Class as this Certificate in authorized denominations evidencing the same aggregate Percentage Interest.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.

                  Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.



                                CITIBANK, N.A.
                                  not in its individual capacity, but solely in its capacity as Trustee



                                By:
                                   ---------------------------------------
                                   Name:
                                   Title:

This is one of the Class M-1
Certificates referred to in
the within-mentioned Pooling
and Servicing Agreement.



Trustee Authentication

CITIBANK, N.A.
    not in its individual capacity, but solely in its capacity as Trustee



By:
   ---------------------------------------------
   Name:
   Title:


Date:  December __, 2001

                         RAFC ASSET-BACKED TRUST 2001-1,
               7.050% RAFC ASSET BACKED SECURITIES, SERIES 2001-1

                                    CLASS M-2

                       Representing Certain Interests in a
                        Trust Containing Certain Mortgage
                                 Loans Formed by

                      RESIDENTIAL ASSET FUNDING CORPORATION

         SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND CLASS M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

         (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, HomEq Servicing Corporation or any of its subsidiaries. This Certificate represents a Fractional Undivided Interest in the Trust described herein.


No.:  M-2                                           January 25, 2002                            7.050%
                                         -----------------------------------             ---------------------
                                                       Startup Day                          Remittance Rate

$          44,459,000                                                                          749213AE4
 ---------------------------             -----------------------------------             ---------------------
       Original Principal                            Final Scheduled                             CUSIP
             Amount                                   Distribution

                                   Cede & Co.
--------------------------------------------------------------------------------
                                Registered Holder

                  The registered Holder named above is the registered Holder of a fractional interest in a trust fund (the "Trust Fund"), the trust estate of which consists primarily of mortgage loans. The Certificates are issued pursuant to a Pooling and Servicing Agreement, dated as of November 30, 2001 (the "Pooling and Servicing Agreement"), among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank as certificate administrator and custodian.

                  The Holder hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class of Certificates represented by this Certificate. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to the first Distribution Date, be less than the Original Principal Amount set forth above.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS, ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in nine Classes. The Certificates, in the aggregate, represent the entire beneficial ownership in the Trust Fund formed pursuant to the Pooling and Servicing Agreement. The Holder of this Certificate by virtue of acceptance hereof assents and is bound by such Pooling and Servicing Agreement.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date"), commencing January 25, 2002, the Holders of the Certificates as of the close of business on the last business day of the calendar month immediately preceding such Distribution Date (the "Record Date") will be entitled to receive an amount equal to the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. Except for the final distribution, distributions will be made in immediately available funds to Holders of Certificates, by wire transfer or otherwise, to the account of a Holder at a domestic bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  The Mortgage Loans will be serviced by HomEq Servicing Corporation (the "Servicer") pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Certificate Account, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Holder of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Holder.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier to occur of (i) the distribution to the Certificateholders of all amounts required to be distributed to them thereunder and (ii) at any time when a Qualified Liquidation of the Trust is effected; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the survivor of the last lineal descendant of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the Startup Date.

                  Written notice of the final distribution to be made with respect to each Class of Certificates shall be given by the Trustee to the Certificateholders of each Class after the Trustee determines that a final distribution is required to be made, specifying (i) the final Distribution Date upon which final distribution on each Class of Certificates will be made upon presentation and surrender of the Certificates of such Class at the office of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable.

                  The final distribution on any Certificate shall only be made upon presentation of such Certificate to the Trustee.

                  The Holders of a majority of the Percentage Interests represented by the Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Fund.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class of Certificates represented by this Certificate are issuable only as registered Certificates in the minimum Percentage Interest corresponding to a minimum denomination of $25,000 original principal amount and integral multiples of $1,000 in excess of $25,000. As provided in the Pooling and Servicing Agreement, Certificates are exchangeable for new Certificates of the same Class as this Certificate in authorized denominations evidencing the same aggregate Percentage Interest.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.

                  Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.



                              CITIBANK, N.A.
                                  not in its individual capacity, but solely in its capacity as Trustee



                              By:
                                 --------------------------------------------
                                 Name:
                                 Title:

This is one of the Class M-2
Certificates referred to in the
within-mentioned Pooling and
Servicing Agreement.



Trustee Authentication

CITIBANK, N.A.
    not in its individual capacity, but solely in its capacity as Trustee



By:
   ------------------------------------------
   Name:
   Title:


Date:  December __, 2001

                         RAFC ASSET-BACKED TRUST 2001-1,
               7.525% RAFC ASSET BACKED SECURITIES, SERIES 2001-1

                                    CLASS B-1

                       Representing Certain Interests in a
                        Trust Containing Certain Mortgage
                                 Loans Formed by

                      RESIDENTIAL ASSET FUNDING CORPORATION

         SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

         (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, HomEq Servicing Corporation or any of its subsidiaries. This Certificate represents a fractional ownership interest in the Trust described herein.)


No.:  B-1                                              January 26, 2002                              7.525%
                                            -----------------------------------             ------------------------
                                                          Startup Day                            Remittance Rate

$          35,567,000                                                                               749213AF1
 ---------------------------                -----------------------------------             ------------------------
       Original Principal                               Final Scheduled                               CUSIP
             Amount                                      Distribution


                                   Cede & Co.
--------------------------------------------------------------------------------
                                Registered Holder

                  The registered Holder named above is the registered Holder of a fractional interest in a trust fund (the "Trust Fund"), the trust estate of which consists primarily of mortgage loans. The Certificates are issued pursuant to a Pooling and Servicing Agreement, dated as of November 30, 2001 (the "Pooling and Servicing Agreement"), among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank as certificate administrator and custodian.

                  The Holder hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class of Certificates represented by this Certificate. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to the first Distribution Date, be less than the Original Principal Amount set forth above.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS, ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in nine Classes. The Certificates, in the aggregate, represent the entire beneficial ownership in the Trust Fund formed pursuant to the Pooling and Servicing Agreement. The Holder of this Certificate by virtue of acceptance hereof assents and is bound by such Pooling and Servicing Agreement.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date"), commencing January 25, 2002, the Holders of the Certificates as of the close of business on the last business day of the calendar month immediately preceding such Distribution Date (the "Record Date") will be entitled to receive an amount equal to the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. Except for the final distribution, distributions will be made in immediately available funds to Holders of Certificates, by wire transfer or otherwise, to the account of a Holder at a domestic bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  The Mortgage Loans will be serviced by HomEq Servicing Corporation (the "Servicer") pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Certificate Account, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Holder of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Holder.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier to occur of (i) the distribution to the Certificateholders of all amounts required to be distributed to them thereunder and (ii) at any time when a Qualified Liquidation of the Trust is effected; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the survivor of the last lineal descendant of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the Startup Date.

                  Written notice of the final distribution to be made with respect to each Class of Certificates shall be given by the Trustee to the Certificateholders of each Class after the Trustee determines that a final distribution is required to be made, specifying (i) the final Distribution Date upon which final distribution on each Class of Certificates will be made upon presentation and surrender of the Certificates of such Class at the office of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable.

                  The final distribution on any Certificate shall only be made upon presentation of such Certificate to the Trustee.

                  The Holders of a majority of the Percentage Interests represented by the Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Fund.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class of Certificates represented by this Certificate are issuable only as registered Certificates in the minimum Percentage Interest corresponding to a minimum denomination of $25,000 original principal amount and integral multiples of $1,000 in excess of $25,000. As provided in the Pooling and Servicing Agreement, Certificates are exchangeable for new Certificates of the same Class as this Certificate in authorized denominations evidencing the same aggregate Percentage Interest.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.

                  Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.



                               CITIBANK, N.A.
                                  not in its individual capacity, but solely in its capacity as Trustee



                               By:
                                  ----------------------------------------
                                  Name:
                                  Title:

This is one of the Class B-1
Certificates referred to in the
within-mentioned Pooling and
Servicing Agreement.



Trustee Authentication

CITIBANK, N.A.
    not in its individual capacity, but solely in its capacity as Trustee



By:
   --------------------------------------------
   Name:
   Title:


Date:  December __, 2001

                         RAFC ASSET-BACKED TRUST 2001-1,
                8.50% RAFC ASSET BACKED SECURITIES, SERIES 2001-1

                                    CLASS B-2

                       Representing Certain Interests in a
                        Trust Containing Certain Mortgage
                                 Loans Formed by

                      RESIDENTIAL ASSET FUNDING CORPORATION

         SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA OR ANY PLAN (WITHIN THE MEANING OF SECTION 4975(e)(1) OF THE CODE) THAT IS SUBJECT TO
SECTION 4975 OF THE CODE (EACH, A "PLAN"), OR TO ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN. EACH PERSON HOLDING OR ACQUIRING AN INTEREST IN THIS CERTIFICATE SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT A PLAN AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

         (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, HomEq Servicing Corporation or any of its subsidiaries. This Certificate represents a fractional ownership interest in the Trust described herein.)


No.:  B-2                                              January 25, 2002                               8.50%
                                            -----------------------------------             ------------------------
                                                          Startup Day                            Remittance Rate

$          42,236,000                                                                               749213AG9
 ---------------------------                -----------------------------------             ------------------------
       Original Principal                               Final Scheduled                               CUSIP
             Amount                                      Distribution



                                   Cede & Co.
--------------------------------------------------------------------------------
                                Registered Holder

                  The registered Holder named above is the registered Holder of a fractional interest in a trust fund (the "Trust Fund"), the trust estate of which consists primarily of mortgage loans. The Certificates are issued pursuant to a Pooling and Servicing Agreement, dated as of November 30, 2001 (the "Pooling and Servicing Agreement"), among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank as certificate administrator and custodian.

                  The Holder hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Distribution Date of the Class of Certificates represented by this Certificate. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to the first Distribution Date, be less than the Original Principal Amount set forth above.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS, ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in nine Classes. The Certificates, in the aggregate, represent the entire beneficial ownership in the Trust Fund formed pursuant to the Pooling and Servicing Agreement. The Holder of this Certificate by virtue of acceptance hereof assents and is bound by such Pooling and Servicing Agreement.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date"), commencing January 25, 2002, the Holders of the Certificates as of the close of business on the last business day of the calendar month immediately preceding such Distribution Date (the "Record Date") will be entitled to receive an amount equal to the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. Except for the final distribution, distributions will be made in immediately available funds to Holders of Certificates, by wire transfer or otherwise, to the account of a Holder at a domestic bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  The Mortgage Loans will be serviced by HomEq Servicing Corporation (the "Servicer") pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Certificate Account, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Holder of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Holder.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier to occur of (i) the distribution to the Certificateholders of all amounts required to be distributed to them thereunder and (ii) at any time when a Qualified Liquidation of the Trust is effected; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the survivor of the last lineal descendant of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the Startup Date.

                  Written notice of the final distribution to be made with respect to each Class of Certificates shall be given by the Trustee to the Certificateholders of each Class after the Trustee determines that a final distribution is required to be made, specifying (i) the final Distribution Date upon which final distribution on each Class of Certificates will be made upon presentation and surrender of the Certificates of such Class at the office of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable.

                  The final distribution on any Certificate shall only be made upon presentation of such Certificate to the Trustee.

                  The Holders of a majority of the Percentage Interests represented by the Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Fund.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class of Certificates represented by this Certificate are issuable only as registered Certificates in the minimum Percentage Interest corresponding to a minimum denomination of $25,000 original principal amount and integral multiples of $1,000 in excess of $25,000. As provided in the Pooling and Servicing Agreement, Certificates are exchangeable for new Certificates of the same Class as this Certificate in authorized denominations evidencing the same aggregate Percentage Interest.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.

                  Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.



                               CITIBANK, N.A.
                                  not in its individual capacity, but solely in its capacity as Trustee



                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:

This is one of the Class B-2
Certificates referred to in the
within-mentioned Pooling and
Servicing Agreement.



Trustee Authentication

CITIBANK, N.A.
    not in its individual capacity, but solely in its capacity as Trustee



By:
   -------------------------------------
   Name:
   Title:


Date:  December __, 2001

                         RAFC ASSET-BACKED TRUST 2001-1,
                   RAFC ASSET BACKED SECURITIES, SERIES 2001-1

                                     CLASS X

                    Representing Certain Interests in a Trust
                           Containing Certain Mortgage
                                 Loans Formed by

                      RESIDENTIAL ASSET FUNDING CORPORATION

         THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

         THE CERTIFICATE WAS ISSUED ON DECEMBER [27], 2001. UNDER TREASURY REGULATIONS RELATING TO ORIGINAL ISSUE DISCOUNT ("OID"), ALL PAYMENTS ON THE CERTIFICATE MAY BE TREATED AS PART OF THE STATED REDEMPTION PRICE AT MATURITY. IN THAT CASE, ASSUMING THAT EACH MORTGAGE LOAN UNDERLYING THIS CERTIFICATE PREPAYS IN ACCORDANCE WITH 100% PREPAYMENT ASSUMPTION (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT, AS DEFINED BELOW) (THE "PRICING ASSUMPTION"), THE FOLLOWING INFORMATION IS APPLICABLE UNDER TREASURY REGULATION ss. 1.6049-7(g):
(I) THE OID IS APPROXIMATELY $______ PER $________ OF THE ORIGINAL NOTIONAL PRINCIPAL AMOUNT OF THIS CERTIFICATE; (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING THE ACCRUAL OF OID IS APPROXIMATELY ____% (COMPOUNDED MONTHLY); (III) THE TOTAL AMOUNT OF OID ALLOCABLE TO THE FIRST SHORT ACCRUAL PERIOD (_________ TO _____________) IS APPROXIMATELY $_____ PER $________ OF THE ORIGINAL NOTIONAL PRINCIPAL AMOUNT OF THIS CERTIFICATE; AND
(IV) THE METHOD USED TO CALCULATE THE ANNUAL YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE FIRST SHORT ACCRUAL PERIOD IS THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PRICING ASSUMPTION OR AT ANY OTHER RATE. THE ACTUAL YIELD TO MATURITY ON THIS CERTIFICATE MAY DIFFER FROM THAT SET FORTH ABOVE, AND THE ACCRUAL OF OID WILL BE ADJUSTED IN ACCORDANCE WITH SECTION 1272(a)(6) OF THE CODE, TO TAKE INTO ACCOUNT EVENTS WHICH HAVE OCCURRED DURING ANY ACCRUAL PERIOD. THE PRICING ASSUMPTION IS INTENDED TO BE THE PREPAYMENT ASSUMPTION REFERRED TO IN SECTION 1272(a)(6) OF THE CODE.

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE

MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA OR ANY PLAN (WITHIN THE MEANING OF SECTION 4975(e)(1) OF THE CODE) THAT IS SUBJECT TO
SECTION 4975 OF THE CODE (EACH, A "PLAN"), OR TO ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN. THE TRUSTEE SHALL NOT REGISTER THE TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN UNLESS THE PROPOSED TRANSFEREE HAS REPRESENTED TO THE TRUSTEE IN WRITING THAT IT IS NOT A PLAN AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

         (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, HomEq Servicing Corporation or any of its subsidiaries. This Certificate represents a fractional ownership interest in the Trust Fund described herein.)

No.:  X                            ----------------------------
                                             Startup Day

100% Percentage Interest
                                   ----------------------------
                                            Final Scheduled
                                              Distribution


--------------------------------------------------------------------------------
                                Registered Holder



                  The registered Holder named above is the registered Holder of a fractional interest in a trust fund (the "Trust Fund"), the trust estate of which consists primarily of mortgage loans. The Certificates are issued pursuant to a Pooling and Servicing Agreement, dated as of November 30, 2001 (the "Pooling and Servicing Agreement"), among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank as certificate administrator and custodian.

         THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND,
NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

         NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS, ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE

CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

         This Certificate is one of a Class of duly-authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in nine Classes. The Certificates, in the aggregate, represent the entire beneficial ownership in the Trust Fund formed pursuant to the Pooling and Servicing Agreement. The Holder of this Certificate by virtue of acceptance hereof assents and is bound by such Pooling and Servicing Agreement.

         Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

         On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date"), commencing January 25, 2002, the Holders of the Certificates as of the close of business on the last day of the calendar month immediately preceding the calendar month in which such Distribution Date (the "Record Date") will be entitled to receive an amount equal to the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. Except for the final distribution, distributions will be made in immediately available funds to Holders of Certificates, by wire transfer or otherwise, to the account of a Holder at a domestic bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

         Each Holder of record of a Class X Certificate will be entitled to receive such Holder's Percentage Interest in the amounts due on such Distribution Date to the Holders of the Class X Certificates. The amounts due on each Distribution Date are limited to certain residual amounts remaining after all amounts due to the Holders of the Certificates have been paid on such Distribution Date.

         The Mortgage Loans will be serviced by HomEq Servicing Corporation (the "Servicer") pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

         This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Certificate Account all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

         No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

         Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Holder of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Holder.

         The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier to occur of (i) the distribution to the Certificateholders of all amounts required to be distributed to them thereunder and (ii) at any time when a Qualified Liquidation of the Trust is effected; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the survivor of the last lineal descendant of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the Startup Date.

         Written notice of the final distribution to be made with respect to each Class of Certificates shall be given by the Trustee to the Certificateholders of each Class after the Trustee determines that a final distribution is required to be made, specifying (i) the final Distribution Date upon which final distribution on each Class of Certificates will be made upon presentation and surrender of the Certificates of such Class at the office of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable.

         The final distribution on any Certificate shall only be made upon presentation of such Certificate to the Trustee.

         As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

         As provided in the Pooling and Servicing Agreement, Certificates are exchangeable for new Certificates of the same Class as this Certificate in authorized denominations evidencing the same aggregate Percentage Interest.

         No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.

         Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                               CITIBANK, N.A.,
                                  not in its individual capacity, but solely in its capacity as Trustee


                               By:
                                  -------------------------------------
                                  Name:
                                  Title:

This is one of the Class X
Certificates referred to
in the within-mentioned
Pooling and Servicing
Agreement.



Trustee Authentication

CITIBANK, N.A.
not in its individual capacity, but solely in its capacity as Trustee



By:
   ---------------------------------------
   Name:
   Title:

Date:  December __, 2001

                         RAFC ASSET-BACKED TRUST 2001-1,
                   RAFC ASSET BACKED SECURITIES, SERIES 2001-1

                                     CLASS R

                    Representing Certain Interests in a Trust
                           Containing Certain Mortgage
                                 Loans Formed by

                      RESIDENTIAL ASSET FUNDING CORPORATION

         (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Residential Asset Funding Corporation or any of its subsidiaries. This Certificate represents two fractional ownership interests in the Trust Fund described herein, namely the UT-R Interest and the LT-R Interest.)

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA OR ANY PLAN (WITHIN THE MEANING OF SECTION 4975(e)(1) OF THE CODE) THAT IS SUBJECT TO
SECTION 4975 OF THE CODE (EACH, A "PLAN"), OR TO ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN. THE TRUSTEE SHALL NOT REGISTER THE TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN UNLESS THE PROPOSED TRANSFEREE HAS REPRESENTED TO THE TRUSTEE IN WRITING THAT IT IS NOT A PLAN AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.


No.:  R                                 --------------------------
                                                Startup Day

99.99% Percentage Interest
                                        --------------------------
                                               Final Scheduled
                                                 Distribution


--------------------------------------------------------------------------------
                                Registered Holder

                  The registered Holder named above is the registered Holder of two fractional interests in a trust fund (the "Trust Fund"), the trust estate of which consists primarily of mortgage loans. The Certificates are issued pursuant to a Pooling and Servicing Agreement, dated as of November 30, 2001 (the "Pooling and Servicing Agreement"), among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank as certificate administrator and custodian.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS, ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in nine Classes. The Certificates, in the aggregate, represent the entire beneficial ownership in the Trust Fund formed pursuant to the Pooling and Servicing Agreement. The Holder of this Certificate by virtue of acceptance hereof assents and is bound by such Pooling and Servicing Agreement.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Distribution Date"), commencing January 25, 2002, the Holders of the Certificates as of the close of business on the last day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (the "Record Date") will be entitled to receive an amount equal to the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the same Class as this Certificate. Except for the final distribution, distributions will be made in immediately available funds to Holders of Certificates, by wire transfer or otherwise, to the account of a Holder at a domestic bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  The Mortgage Loans will be serviced by HomEq Servicing Corporation (the "Servicer") pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Certificate Account, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Holder of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Holder.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier to occur of (i) the distribution to the Certificateholders of all amounts required to be distributed to them thereunder and (ii) at any time when a Qualified Liquidation of the Trust is effected; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the survivor of the last lineal descendant of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the Startup Date.

                  Written notice of the final distribution to be made with respect to each Class of Certificates shall be given by the Trustee to the Certificateholders of each Class after the Trustee determines that a final distribution is required to be made, specifying (i) the final Distribution Date upon which final distribution on each Class of Certificates will be made upon presentation and surrender of the Certificates of such Class at the office of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable.

                  The final distribution on any Certificate shall only be made upon presentation of such Certificate to the Trustee.

                  The Holders of a majority of the Percentage Interests represented by Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Fund.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Distribution Date to the Holder of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class of Certificates represented by this Certificate are issuable only as registered Certificates in the minimum Percentage Interest corresponding to a minimum denomination of $25,000 original principal amount and integral multiples of $1,000 in excess of $25,000. As provided in the Pooling and Servicing Agreement, Certificates are exchangeable for new Certificates of the same Class as this Certificate in authorized denominations evidencing the same aggregate Percentage Interest.

                  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.

                  Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.



                               CITIBANK, N.A.,
                                  not in its individual capacity, but solely in its capacity as Trustee



                               By:
                                  --------------------------------------
                                  Name:
                                  Title:

This is one of the Class R
Certificates referred to in the
within-mentioned Pooling and
Servicing Agreement.



Trustee Authentication

CITIBANK, N.A.,
not in its individual capacity, but solely in its capacity as Trustee



By:
   ------------------------------------
   Name:
   Title:

Date:  December __, 2001

         SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE ONLY "RESIDUAL INTERESTS" IN TWO "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"): THE LT-R INTEREST, WHICH IS THE SOLE RESIDUAL INTEREST IN THE LOWER TIER REMIC, AND THE UT-R INTEREST, WHICH IS THE SOLE RESIDUAL INTEREST IN THE UPPER TIER REMIC. THESE RESIDUAL INTERESTS ARE NOT SEPARATELY TRANSFERRABLE.

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         TRANSFER OF THIS CLASS R CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF THIS CLASS R CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860E(e)(5) OF THE CODE. SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTA-LITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CLASS R CERTIFICATE WILL BE REGISTERED BY THE CERTIFICATE REGISTRAR UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A DIS-QUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS R CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.

         A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THROUGH ENTITY THAT HOLDS THIS CLASS R CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD HOLDER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF
(A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THROUGH ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE

TERM "PASS-THROUGH" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

         IN ADDITION, FOR TAXABLE YEARS BEGINNING AFTER DECEMBER 31, 1997, ALL PARTNERS OF CERTAIN ELECTING PARTNERSHIPS HAVING 100 OR MORE PARTNERS ("ELECTING LARGE PARTNERSHIPS") HOLDING A RESIDUAL INTEREST IN A REMIC SHALL BE TREATED AS DISQUALIFIED ORGANIZATIONS FOR PURPOSES OF THE TAX IMPOSED ON PASS-THROUGH ENTITIES UNDER SECTION 860E(e)(6) OF THE CODE. HOWEVER, THE ELECTING LARGE PARTNERSHIP WOULD BE ENTITLED TO EXCLUDE EXCESS INCLUSION INCOME FROM GROSS INCOME FOR PURPOSES OF DETERMINING THE TAXABLE INCOME OF ITS PARTNERS.

                                    EXHIBIT C

                              RESALE CERTIFICATION


_______________, 200_





HomEq Servicing Corporation
4837 Watt Avenue
North Highlands, CA 95660

Citibank, N.A.
111 Wall Street, 14th Floor/Zone 3
New York, NY 10005

         Re: Class [R][X] [B-2] Certificate issued under the Pooling and Servicing Agreement, RAFC Asset-Backed Trust 2001-1, RAFC Asset Backed Securities, Series 2001-1, dated as of November 30, 2001 among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank as certificate administrator and custodian.

Dear Sirs:

         ________________________________  ("Seller")  intends to transfer  the captioned Certificate to _______________ ("Purchaser"), for registration in the name of ____________________________________________________.

         1. In connection with such transfer, and in accordance with Section
4.02 of the captioned Agreement, Seller hereby certifies to you the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Certificate under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

         2. The Purchaser warrants and represents to, and covenants with, the Seller, the Trustee, the Depositor and the Servicer pursuant to Section 4.02 of the Pooling and Servicing Agreement that:

                  a. The Purchaser agrees to be bound, as Certificateholder, by all of the terms, covenants and conditions of the Pooling and Servicing Agreement and the Certificate, and from and after the date hereof, the Purchaser assumes for the benefit of each of the Servicer and the Seller all of the Seller's obligations as Certificateholder thereunder;

                  b. The Purchaser understands that the Certificate has not been registered under the 1933 Act or the securities laws of any state;

                  c. The Purchaser is acquiring the Certificate for investment for its own account or the account of another qualified institutional buyer (within the meaning of Rule 144A) only and not for any other person;

                  d. The Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Certificate;

                  e. The Purchaser has been furnished with all information regarding the Certificate that it has requested from the Seller, the Trustee or the Servicer; and

                  f. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person (other than a qualified institutional buyer within the meaning of Rule 144A) in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Certificate under the 1933 Act or which would render the disposition of the Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Certificate.

         [The following is to be completed if transfer is being made pursuant to Rule 144A].

         3. The Purchaser understands and agrees with the Seller that the Seller is transferring the Certificate pursuant to the exemption from registration under the 1933 Act provided by Rule 144A thereunder ("Rule 144A") and the Purchaser hereby represents and warrants to the Seller, the Trustee and the Servicer that the Purchaser is a "qualified institutional buyer" as defined in Rule 144A because (i) the Purchaser owned and/or invested on a discretionary basis $_________(1) in securities (except for the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Purchaser satisfies the criteria in the category marked below.

---------------------------------------

(1) The Purchaser must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

/_ / Corporation, etc. The Purchaser is a corporation other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

/_ / Bank. The Purchaser (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

/_ / Savings and Loan. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

/_ / Broker-dealer. The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

/_ / Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

          The term "Securities" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser (if the Purchaser is a dealer), (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participation, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

         For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser and did not include any of the securities referred to in the preceding paragraph.

         Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investment of such subsidiaries are managed under the Purchaser's direction. However, such securities were not included if the Purchaser is a majority owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Securities Exchange Act of 1934.

         The Purchaser acknowledges that it is familiar with Rule 144A and understands that you are and will continue to rely on the statements made herein.

         The Purchaser agrees to notify you of any changes in the information and conclusions herein. Until such notice is given to you, the Purchaser's purchase of the Certificate will constitute a reaffirmation of the foregoing certifications and acknowledgments as of the date of such purchase.

         Further, if the Purchaser is a bank or savings and loan as provided above, the Purchaser agrees that it will furnish the Seller with updated annual financial statements promptly after they become available.

         4. The Purchaser warrants and represents to, and covenants with, the Seller, the Servicer, the Trustee and the Representative that:

                a. The Purchaser agrees to be bound, as Certificateholder, by the restrictions on transfer contained in the Pooling and Servicing Agreement; and

                b. The Purchaser is not an employee benefit plan (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA or a plan (within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")) (each, a "Plan"), and the Purchaser is not acting on behalf of or investing the assets of a Plan.

         5. This Certification may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Resale Certification to be executed by their duly authorized officers as of the date first above written.



----------------------------------     ----------------------------------
Seller                                 Purchaser



By:                                   By:
   -------------------------------        -------------------------------
Its:                                  Its:
    ------------------------------        -------------------------------
Taxpayer                              Taxpayer
Identification No.                    Identification No.
                  ----------------                      -----------------

                                   EXHIBIT D-1

               FORM OF [TRUSTEE] [CUSTODIAN] INITIAL CERTIFICATION

December __, 2001

Citibank, N.A.
111 Wall Street, 14th Floor/Zone 3
New York, NY 10005

First Union National Bank
Document Custody Division
2450 Del Paso Road, 1st Floor
Sacramento, CA 95834


         Re: Pooling and Servicing Agreement, RAFC Asset-Backed Trust 2001-1, RAFC Asset Backed Securities, Series 2001-1, dated as of November 30, 2001 among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank, as certificate administrator and custodian.

Gentlemen:

         In accordance with Section 2.05 of the above-captioned Pooling and Servicing Agreement, the undersigned, as [Trustee] [Custodian], hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it has received an Assignment of Mortgage, or a certified copy thereof, and a Mortgage Note with respect to each [Initial] [Subsequent] Mortgage Loan listed in the Mortgage Loan Schedule and the documents contained therein appear to bear original signatures.

         The [Trustee] [Custodian] has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                  [CITIBANK, N.A.,
                                  as Trustee]


                                  [FIRST UNION NATIONAL BANK,
                                  as Custodian]

                                  By:
                                     ----------------------------------
                                  Name:
                                       --------------------------------
                                  Title:
                                        -------------------------------

                                   EXHIBIT D-2

               FORM OF [TRUSTEE] [CUSTODIAN] INTERIM CERTIFICATION


December __, 2001

HomEq Servicing Corporation
4837 Watt Avenue
North Highlands, CA 95660

Citibank, N.A.
111 Wall Street, 14th Floor/Zone 3
New York, NY 10005

Residential Asset Funding Corporation
301 South College Street
Charlotte, NC 28288-0610

First Union National Bank
Document Custody Division
2450 Del Paso Road, 1st Floor
Sacramento, CA 95834


         Re: Pooling and Servicing Agreement, RAFC Asset-Backed Trust 2001-1, RAFC Asset Backed Securities, Series 2001-1, dated as of November 30, 2001 among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank, as certificate administrator and custodian.

Gentlemen:

         In accordance with Section 2.05 of the above-referenced Pooling and Servicing Agreement, the undersigned, as [Trustee] [Custodian], hereby certifies that as to each [Initial] [Subsequent] Mortgage Loan listed in the Mortgage Loan Schedule (other than any [Initial] [Subsequent] Mortgage Loan paid in full or any [Initial] [Subsequent] Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.04 (other than items listed in Section 2.04(d)(ii)) of the Pooling and Servicing Agreement and has determined that (i) all such documents are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan , (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such [Initial] [Subsequent] Mortgage Loan is correct and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 of the Pooling and Servicing Agreement. Further, [except for Mortgaged Properties relating to Mortgage Loans identified on the Mortgage Loan Schedule by



                                     D-2-1
an account number beginning with __________ or ________,] each Mortgaged Property is a Residential Dwelling of the type set forth in the appraisal obtained in connection with the origination of the related Mortgage Loan , and for each Mortgage Loan with an original principal balance in excess of $15,000 for which the documents in the possession of the [Trustee] [Custodian] indicate that the related Originator conducted a drive-by appraisal pursuant to FHLMC Form 704 or alternative FNMA Form in connection with originating such Mortgage Loan , such Mortgage Loan (A) had an original principal balance not in excess of $35,000, and (B) has a Loan-to-Value Ratio less than 50% (based solely on the LTV included on the Mortgage Loan Schedule) and/or an appraisal on FNMA/FHLMC Form 1004 was performed by the related Originator within one year prior to the origination of such Mortgage Loan . The [Trustee] [Custodian] has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                     [CITIBANK, N.A.,
                                     as Trustee]

                                     [FIRST UNION NATIONAL BANK,
                                     as Custodian]



                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------





                                     D-2-2

                                   EXHIBIT D-3

                FORM OF [TRUSTEE] [CUSTODIAN] FINAL CERTIFICATION


[date]


[Certificate Insurer]


HomEq Servicing Corporation
4837 Watt Avenue
North Highlands, CA 95660

[Certificateholders]


[Representative]


         Re: Pooling and Servicing Agreement, RAFC Asset-Backed Trust 2001-1, RAFC Asset Backed Securities, Series 2001-1, dated as of November 30, 2001 among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank, as certificate administrator and custodian

Gentlemen:

         In accordance with Section 2.05 of the above-captioned Pooling and Servicing Agreement, the undersigned, as [Trustee] [Custodian], hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to Section 2.04 (other than items listed in Section 2.04(d)(ii)) of the Pooling and Servicing Agreement and has determined that (i) all such documents are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan is correct and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 of the Pooling and Servicing Agreement. Further, [except for Mortgaged Properties relating to Mortgage Loans identified on the Mortgage Loan Schedule by an account number beginning with _______ or _______,] each Mortgaged Property is a Residential Dwelling of the type set forth in the appraisal obtained in connection with the origination of the related Mortgage Loan, and for each Mortgage Loan with an original principal balance in excess of $15,000 for which the documents in the possession of the [Trustee] [Custodian] indicate that the related Originator conducted a drive-by appraisal pursuant to



                                     D-3-1

FHLMC Form 704 or alternative FNMA Form in connection with originating such Mortgage Loan, such Mortgage Loan (A) had an original principal balance not in excess of $35,000, and (B) has a Loan-to-Value Ratio less than 50% (based solely on the LTV included on the Mortgage Loan Schedule) and/or an appraisal on FNMA/FHLMC Form 1004 was performed by the related Originator within one year prior to the origination of such Mortgage Loan . The [Trustee] [Custodian] has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                       [CITIBANK, N.A.,
                                       as Trustee]

                                       [FIRST UNION NATIONAL BANK,
                                       as Custodian]

                                       By:
                                          -----------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------






                                     D-3-2

                                    EXHIBIT E

                             MORTGAGE LOAN SCHEDULE

                       [on File with Dewey Ballantine LLP]

                                    EXHIBIT F

                        REQUEST FOR RELEASE OF DOCUMENTS




To:      HomEq Servicing Corporation
         4837 Watt Avenue
         North Highlands, CA 95660

         First Union National Bank
         Document Custody Division
         2450 Del Paso Road, 1st Floor
         Sacramento, CA 95834

Re: Pooling and Servicing Agreement, RAFC Asset-Backed Trust 2001-1, RAFC Asset Backed Securities, Series 2001-1, dated as of November 30, 2001 among HomEq Servicing Corporation (the "Servicer"), Citibank, N.A., as trustee (the "Trustee"), Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank, as certificate administrator and custodian.

         In connection with the administration of the pool of Mortgage Loans held by you as [Trustee] [Custodian] for the Certificateholders, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:
-------------------------------------

Mortgage Loan Number:
---------------------

Reason for Requesting Documents (check one)
--------------------------------


/_ /          1.       Mortgage Loan Paid in Full
                       (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

/_ /          2.       Mortgage Loan Liquidated
                       (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Principal and Interest Account and remitted to the Trustee for deposit into the Certificate
                       Account pursuant to the Pooling and Servicing
                       Agreement.)




                                     F-2-1

/_ /          3.       Mortgage Loan in Foreclosure

/_ /          4.       Mortgage Loan Purchased Pursuant to Section 11.01
                       of the Pooling and Servicing Agreement.

/_ /          5.       Mortgage Loan Repurchased or Substituted Pursuant
                       to Article II or III of the Pooling and Servicing
                       Agreement

                       (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

/_ /          6.       Other (explain)_________________________________

                       ________________________________________________

                       ________________________________________________

         If box 1 or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

         If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as [Trustee][Custodian] please acknowledge your receipt by signing in the space indicated below, and returning this form.


                                   HOMEQ SERVICING CORPORATION

                                   By:
                                      -------------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------


                                   Documents returned to [Trustee][Custodian]:


                                   --------------------------------------------
                                        [Trustee] [Custodian]


                                   By:
                                      -----------------------------
                                   Date:
                                        ---------------------------




                                     F-2-2

                                    EXHIBIT F


                                   [RESERVED]





















                                     F-2-3

                                    EXHIBIT G

                               TRANSFER AFFIDAVIT


STATE OF                   )
                           )        : ss:
COUNTY OF                  )


         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is a _______________ of __________, the proposed transferee (the "Transferee") of a Percentage Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, RAFC Asset-Backed Trust 2001-1, RAFC Asset Backed Securities, Series 2001-1, dated as of November 30, 2001 among HomEq Servicing Corporation, as servicer, Citibank, N.A., as trustee, Residential Asset Funding Corporation, as depositor, RAFC Transferor Trust, as transferor, and First Union National Bank as certificate administrator and custodian. Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring its Percentage Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is a record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 4.02 of the Agreement (incorporated herein by reference) and understands the legal consequences of the acquisition of a Percentage Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to transfer its Percentage Interest in the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer its Percentage Interest or cause any Percentage Interest to be transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate (a "Transfer Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the transfer is to be made is not a Permitted Transferee.

         7.  The Transferee's taxpayer identification number is _______________.

         8. Section references and defined terms not defined herein have the meanings ascribed thereto in the Agreement.

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of __________, 200_.


                                          [NAME OF TRANSFEREE]



                                          By:
                                             ---------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------

[Corporate seal]

ATTEST:



------------------------------------
[Assistant] Secretary

STATE OF                   )
                           )        : ss:
COUNTY OF                  )



         Personally appeared before me the above-named ________, known or proved to me to be the same person who executed the foregoing instrument and to be the __________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this ____ day of _____________, 200_.



         -------------------
         NOTARY PUBLIC


         My Commission expires the ____
         day of _____________, 200_.

                                    EXHIBIT H

                           FORM OF LIQUIDATION REPORT

Customer Name:
Account number:
Original Principal Balance:

1.       Liquidation Proceeds

                  Principal Prepayment          $__________
                  Property Sale Proceeds        ___________
                  Insurance Proceeds            ___________
                  Other (Itemize)               ___________

                  Total Proceeds                                  $____________

2.       Servicing Advances                     $__________
         Monthly Advances                       ___________

                  Total Advances                                  $____________

3.       Net Liquidation Proceeds                                 $____________
         (Line 1 minus Line 2)

4.       Principal Balance of the Mortgage                        $____________
         Loan on date of liquidation

5.       Realized (Loss) or Gain                                  $____________
         (Line 3 minus Line 4)

                                    EXHIBIT J

                     SERVICER'S MONTHLY COMPUTER TAPE FORMAT


         The computer tape to be delivered to the Trustee pursuant to Section
6.10 shall contain the following information for each Mortgage Loan as of the related Record Date:

                  1. Name of the Mortgagor, address of the Mortgaged Property and Account Number.

                  2.       The LTV as of the origination date of the Mortgage
                  Loan.

                  3.       The Due Date.

                  4.       The Mortgage Loan Original Principal Balance.

                  5.       The Mortgage Interest Rate.

                  6.       The Monthly Payment.

                  7. The date on which the last payment was received and the amount of such payment segregated into the following categories; (a) total interest received (including Servicing Fee, Contingency Fee and Excess Spread); (b) Servicing Fee and Contingency Fee; (c) Excess Spread; (d) The amount equal to total interest received minus Servicing Fee, Contingency Fee and Excess Spread; (e) principal and Excess Payments received;
                  (f) Curtailments received; and (g) Principal Prepayments received.

                  8.       The Mortgage Loan Principal Balance.

                  9.       The Mortgage Note maturity date.

                  10. A "Delinquency Flag" noting that the Mortgage Loan is current or delinquent. If delinquent, state the date on which the last payment was received.

                  11. A "Foreclosure Flag" noting that the Mortgage Loan is the subject of foreclosure proceedings.

                  12. An "REO Flag" noting that the Mortgage Loan is an REO Property.

                  13. A "Liquidated Mortgage Loan Flag" noting that the Mortgage Loan is a Liquidated Mortgage Loan and the Net Liquidation Proceeds received in connection therewith.

                  14.      Lifetime Cap.

                  15.      Lifetime Floor.

                  16.      Periodic Cap.

                  17.      Net Funds Cap.

                  18. Any additional information reasonably requested by the Trustee.










                                      J-2